UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2019

Item 1.

Reports to Stockholders

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Equity Central Fund	5.22%	4.46%	5.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$17,125	Fidelity® Emerging Markets Equity Central Fund
$14,003	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -1.05% for the 12 months ending September 30, 2019, as international stocks reflected a confluence of negative factors, including escalating trade tension, lackluster global economic growth, uncertainty about the U.K.’s planned “Brexit” from the European Union and reports of slowing in China’s economy. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had been cutting rates. Sentiment ebbed and flowed in 2019, primarily due to geopolitical factors, including elections and trade disputes, resulting in increased volatility. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth trajectory. In July, the Fed cut its policy rate for the first time since 2007. However, the index returned -1.21% for the month, followed by a -3.08% result in August, before rebounding with a 2.59% advance in September. For the full 12 months, six sectors lost ground, with energy (-9%), materials (-7%) and communication services (-4%) faring worst. Conversely, utilities (+13%), consumer staples (+7%) and real estate (+5%) led the way. By region, Japan (-4%) and the U.K. (-3%) fell the hardest, followed by emerging markets (-2%). Meanwhile, Canada (+4%), Asia Pacific ex Japan (+3%) and Europe ex U.K (+1%) turned in the best results.

Comments from Co-Portfolio Manager Sam Polyak:  For the fiscal year, the fund gained 5.22%, well ahead of the -1.74% result of the Fidelity Emerging Markets Equity Central Fund (EMCF) Linked Index and the -1.99% return of the MSCI Emerging Markets Index. Versus the EMCF index, the fund benefited from strong stock selection across almost all sectors, and particularly in the materials, consumer discretionary, financials, communication services, health care and industrials segments. Geographically, choices in China, India and Brazil were the most helpful. Among individual stocks, an overweighting in Meituan Dianping (+32% stock return), the operator of a leading food-delivery service in China, helped more than any other active decision. Shares of Meituan Dianping jumped notably in May after the firm reported a 70% year-over-year rise in first-quarter revenue. The company also announced a lower-than-expected adjusted net loss, aided by expense controls and higher gross margins. Meituan Dianping’s management team reported that active users of its food-delivery service grew 26.4% over the trailing 12 months. Avoiding index component Baidu (-55% stock return) also helped. Shares of the China-based internet search engine declining sharply in mid-May after management reported its first quarterly net loss since the company’s debut on publicly traded markets in 2005. Conversely, an out-of-index stake in Samsonite International (-41% stock return) hurt the most. The Hong Kong-based luggage retailer was hurt by the weaker macro environment, geopolitical tensions and softness in key markets, among other factors. Samsonite was not held by the fund at period end. Not owning index component and Russian state-owned oil company Gazprom also detracted because the stock gained 49%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunications services sleeve, succeeding James Hayes.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2019
Cayman Islands	20.7%
Korea (South)	12.7%
China	9.5%
Brazil	9.0%
India	8.7%
Taiwan	5.8%
Russia	5.1%
South Africa	4.4%
United States of America*	4.1%
Other	20.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2019

% of fund's net assets
Stocks and Equity Futures	98.2
Short-Term Investments and Net Other Assets (Liabilities)	1.8

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.6
Meituan Dianping Class B (Cayman Islands, Internet & Direct Marketing Retail)	2.4
Sberbank of Russia (Russia, Banks)	2.1
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.8
ICICI Bank Ltd. sponsored ADR (India, Banks)	1.7
Hyundai Mobis (Korea (South), Auto Components)	1.6
Naspers Ltd. Class N (South Africa, Internet & Direct Marketing Retail)	1.4
28.4

Top Market Sectors as of September 30, 2019

% of fund's net assets
Financials	23.5
Consumer Discretionary	16.8
Information Technology	13.3
Communication Services	9.1
Materials	7.8
Consumer Staples	6.7
Energy	6.7
Industrials	5.2
Real Estate	3.2
Utilities	2.7

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
Argentina - 0.2%
BBVA Banco Frances SA sponsored ADR	109,680	$474,914
Bolsas y Mercados Argentinos SA	89,990	348,393
Grupo Financiero Galicia SA sponsored ADR	58,456	759,928
Inversiones y Representaciones SA ADR (a)	50,965	268,076
Loma Negra Compania Industrial Argentina SA ADR (a)	56,223	323,282
Pampa Holding SA sponsored ADR (a)(b)	43,831	760,906

TOTAL ARGENTINA		2,935,499

Australia - 0.0%
Frontier Digital Ventures Ltd. (a)	274,400	136,590
Bahrain - 0.1%
Ahli United Bank	1,834,740	1,615,874
Bangladesh - 0.1%
BRAC Bank Ltd.	1,163,667	846,979
Olympic Industries Ltd.	178,416	431,602
Square Pharmaceuticals Ltd.	394,875	1,103,379

TOTAL BANGLADESH		2,381,960

Belgium - 0.3%
Titan Cement International Trading SA (a)	231,400	4,792,074
Bermuda - 1.5%
AGTech Holdings Ltd. (a)	5,664,000	267,385
Central European Media Enterprises Ltd. Class A (a)	91,771	412,511
China Gas Holdings Ltd.	1,086,800	4,201,493
Credicorp Ltd. (United States)	54,029	11,261,805
GP Investments Ltd. Class A (depositary receipt) (a)	88,607	126,248
Kunlun Energy Co. Ltd.	1,096,000	943,899
Marvell Technology Group Ltd.	50,200	1,253,494
Pacific Basin Shipping Ltd.	8,798,000	1,796,037
Shangri-La Asia Ltd.	6,588,000	6,724,422

TOTAL BERMUDA		26,987,294

Brazil - 5.6%
Atacadao Distribuicao Comercio e Industria Ltda	1,208,700	6,123,572
Azul SA sponsored ADR (a)	128,100	4,588,542
Banco do Brasil SA	1,718,040	18,809,767
BTG Pactual Participations Ltd. unit	398,100	5,609,876
Centrais Eletricas Brasileiras SA (Electrobras) (a)	273,000	2,638,046
Companhia de Saneamento de Minas Gerais	293,130	4,796,666
Direcional Engenharia SA	1,052,700	3,129,002
Localiza Rent A Car SA	504,820	5,523,320
Natura Cosmeticos SA	1,987,400	16,195,950
Notre Dame Intermedica Participacoes SA	481,420	6,285,764
Petrobras Distribuidora SA	719,900	4,769,936
Rumo SA (a)	1,042,400	6,146,596
Suzano Papel e Celulose SA	615,400	4,983,985
Totvs SA	109,700	1,524,466
Vale SA sponsored ADR	679,115	7,809,823

TOTAL BRAZIL		98,935,311

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	101,540	2,128,278
Canada - 0.2%
Gildan Activewear, Inc.	11,100	393,948
OceanaGold Corp.	155,800	406,890
Pan American Silver Corp.	122,200	1,916,096
SEMAFO, Inc. (a)	110,000	352,870

TOTAL CANADA		3,069,804

Cayman Islands - 20.7%
51job, Inc. sponsored ADR (a)	30,780	2,277,720
Airtac International Group	419,000	4,986,810
Alibaba Group Holding Ltd. sponsored ADR (a)	382,422	63,952,431
Ant International Co. Ltd. Class C (a)(c)(d)	296,486	2,113,945
Bilibili, Inc. ADR (a)	29,000	409,480
Chailease Holding Co. Ltd.	806,450	3,246,996
China Biologic Products Holdings, Inc. (a)(b)	10,576	1,210,635
China Resources Land Ltd.	1,575,000	6,601,267
China State Construction International Holdings Ltd.	3,544,000	3,332,518
CStone Pharmaceuticals Co. Ltd. (a)(e)	1,491,830	2,398,288
ENN Energy Holdings Ltd.	55,990	579,352
Eurocharm Holdings Co. Ltd.	125,000	509,325
Haitian International Holdings Ltd.	1,511,000	3,096,146
Hansoh Pharmaceutical Group Co. Ltd. (e)	1,368,550	4,190,668
Hutchison China Meditech Ltd. sponsored ADR (a)	98,100	1,750,104
HUYA, Inc. ADR (a)(b)	177,080	4,186,171
iQIYI, Inc. ADR (a)(b)	121,200	1,954,956
JD.com, Inc. sponsored ADR (a)	522,200	14,731,262
Kingdee International Software Group Co. Ltd.	1,630,000	1,717,825
Kingsoft Corp. Ltd. (a)	6,191,000	13,143,938
Koolearn Technology Holding Ltd. (a)(e)	1,249,500	2,002,337
LexinFintech Holdings Ltd. ADR (a)	73,200	734,196
Meituan Dianping Class B	4,155,880	42,472,407
Momo, Inc. ADR	195,400	6,053,492
NetEase, Inc. ADR	28,700	7,639,366
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	94,000	10,411,440
PagSeguro Digital Ltd. (a)	46,300	2,144,153
Pinduoduo, Inc. ADR (a)(b)	553,300	17,827,326
PPDAI Group, Inc. ADR	130,800	379,320
Qutoutiao, Inc. ADR (b)	286,700	1,060,790
Shenzhou International Group Holdings Ltd.	1,486,200	19,417,288
Shimao Property Holdings Ltd.	1,274,720	3,724,446
SITC International Holdings Co. Ltd.	456,000	470,097
Sunny Optical Technology Group Co. Ltd.	376,700	5,536,808
Tencent Holdings Ltd.	2,204,000	92,188,729
Tencent Music Entertainment Group ADR (a)(b)	75,100	959,027
Uni-President China Holdings Ltd.	7,830,400	8,452,120
Weibo Corp. sponsored ADR (a)(b)	26,300	1,176,925
Weidai Ltd. ADR	36,100	220,210
Wise Talent Information Technology Co. Ltd. (a)	709,141	1,670,228
Wuxi Biologics (Cayman), Inc. (a)(e)	412,020	4,205,519
Xinyi Solar Holdings Ltd.	480,000	287,840
YY, Inc. ADR (a)	28,200	1,585,686
Zai Lab Ltd. ADR (a)	30,700	993,145

TOTAL CAYMAN ISLANDS		368,002,732

Chile - 0.2%
Vina Concha y Toro SA	1,431,604	2,844,949
China - 9.5%
BBMG Corp. (H Shares)	11,179,500	3,209,344
Beijing Sinnet Technology Co. Ltd. (A Shares)	339,300	881,909
China Communications Construction Co. Ltd. (H Shares)	2,625,000	2,053,058
China Life Insurance Co. Ltd. (H Shares)	7,957,900	18,337,767
China Longyuan Power Grid Corp. Ltd. (H Shares)	8,578,650	4,815,961
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,289,100	4,736,859
China Petroleum & Chemical Corp. (H Shares)	18,142,000	10,735,379
China Tower Corp. Ltd. (H Shares) (e)	13,080,000	2,970,565
Contemporary Amperex Technology Co. Ltd.	145,900	1,459,337
Daqin Railway Co. Ltd. (A Shares)	4,114,800	4,369,027
Glodon Co. Ltd. (A Shares)	240,000	1,191,548
Haier Smart Home Co. Ltd. (A Shares)	8,268,867	17,698,303
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	410,650	3,564,575
Industrial & Commercial Bank of China Ltd. (H Shares)	48,087,400	32,215,453
PICC Property & Casualty Co. Ltd. (H Shares)	4,598,900	5,368,914
Ping An Bank Co. Ltd. (A Shares)	3,356,900	7,321,140
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,121,000	24,378,172
Shanghai International Airport Co. Ltd. (A Shares)	394,598	4,403,957
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	157,833	4,072,811
Sinopec Engineering Group Co. Ltd. (H Shares)	2,520,500	1,582,207
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	1,504,580	3,683,388
Tsingtao Brewery Co. Ltd. (H Shares)	1,272,000	7,676,436
WuXi AppTec Co. Ltd. (H Shares) (e)	264,254	2,889,441

TOTAL CHINA		169,615,551

Colombia - 0.4%
Bancolombia SA sponsored ADR	90,787	4,489,417
Ecopetrol SA	2,291,274	1,942,316
Interconexion Electrica SA ESP	259,500	1,360,138

TOTAL COLOMBIA		7,791,871

Egypt - 0.2%
Commercial International Bank SAE	441,000	2,112,899
EFG-Hermes Holding SAE	724,300	858,660
Six of October Development & Investment Co.	937,202	892,299

TOTAL EGYPT		3,863,858

Finland - 0.0%
Olvi PLC (A Shares)	2,500	103,954
Hong Kong - 3.1%
AIA Group Ltd.	190,400	1,795,672
China Everbright International Ltd.	2,662,000	2,051,428
China Overseas Land and Investment Ltd.	3,434,460	10,801,567
China Resources Beer Holdings Co. Ltd.	2,458,666	13,034,126
China Resources Power Holdings Co. Ltd.	879,523	1,067,183
China Unicom Ltd.	3,461,720	3,664,839
China Unicom Ltd. sponsored ADR	44,500	466,805
CNOOC Ltd.	9,239,000	14,146,111
CSPC Pharmaceutical Group Ltd.	2,639,720	5,301,197
Far East Horizon Ltd.	3,340,074	3,102,407

TOTAL HONG KONG		55,431,335

Hungary - 0.4%
OTP Bank PLC	160,067	6,664,200
Iceland - 0.0%
Festi hf (a)	50,000	47,800
India - 8.7%
Adani Ports & Special Economic Zone Ltd. (a)	957,408	5,610,008
Axis Bank Ltd.	1,398,443	13,559,820
Axis Bank Ltd. GDR (Reg. S)	10,640	518,168
Federal Bank Ltd. (a)	3,146,967	4,026,977
ICICI Bank Ltd.	513,338	3,138,177
ICICI Bank Ltd. sponsored ADR	2,192,480	26,704,406
IndoStar Capital Finance Ltd. (e)	214,410	657,237
Indraprastha Gas Ltd. (a)	1,067,320	5,283,344
ITC Ltd.	1,628,487	5,989,983
JK Cement Ltd.	320,198	4,760,705
JM Financial Ltd.	1,078,960	1,210,384
Larsen & Toubro Ltd.	378,478	7,898,240
LIC Housing Finance Ltd.	775,681	4,135,611
Manappuram General Finance & Leasing Ltd.	2,562,248	5,121,232
NTPC Ltd.	2,230,280	3,709,504
Oberoi Realty Ltd. (a)	428,463	3,078,602
Petronet LNG Ltd.	928,568	3,416,163
Phoenix Mills Ltd.	317,743	3,136,950
Power Grid Corp. of India Ltd.	1,481,436	4,174,108
Reliance Industries Ltd.	1,254,397	23,655,891
Shree Cement Ltd.	21,900	5,855,340
Shriram Transport Finance Co. Ltd.	404,400	6,130,829
SREI Infrastructure Finance Ltd.	310,395	40,642
State Bank of India (a)	3,637,963	13,945,224

TOTAL INDIA		155,757,545

Indonesia - 1.2%
PT Bank Mandiri (Persero) Tbk	18,983,900	9,328,123
PT Bank Rakyat Indonesia Tbk	39,880,800	11,575,125

TOTAL INDONESIA		20,903,248

Japan - 0.5%
Keyence Corp.	3,400	2,116,351
Murata Manufacturing Co. Ltd.	24,600	1,192,301
Nintendo Co. Ltd.	8,100	3,017,221
Renesas Electronics Corp. (a)	244,000	1,598,984
Square Enix Holdings Co. Ltd.	39,000	1,895,934

TOTAL JAPAN		9,820,791

Kazakhstan - 0.0%
JSC Halyk Bank of Kazakhstan GDR unit	29,500	358,425
Kenya - 0.2%
Safaricom Ltd.	10,292,633	2,725,541
Korea (South) - 11.3%
AMOREPACIFIC Group, Inc.	123,609	6,741,634
BS Financial Group, Inc.	420,047	2,518,629
Daou Technology, Inc.	198,000	3,285,910
Hyundai Fire & Marine Insurance Co. Ltd.	193,998	4,271,088
Hyundai Mobis	138,153	29,033,421
Kakao Corp.	32,340	3,654,405
KB Financial Group, Inc.	379,646	13,516,566
Korea Electric Power Corp. (a)	109,199	2,356,623
Korea Electric Power Corp. sponsored ADR (a)	27,600	299,184
LG Chemical Ltd.	18,420	4,600,699
LG Corp.	93,655	5,467,218
NAVER Corp.	21,194	2,774,917
NCSOFT Corp.	11,106	4,825,394
Netmarble Corp. (a)(e)	13,870	1,093,064
POSCO	53,191	10,069,348
S-Oil Corp.	57,940	4,802,885
Samsung Electronics Co. Ltd.	1,605,383	65,668,187
Samsung SDI Co. Ltd.	32,682	6,077,862
Shinhan Financial Group Co. Ltd.	251,230	8,756,986
SK Hynix, Inc.	304,935	20,903,377

TOTAL KOREA (SOUTH)		200,717,397

Kuwait - 0.4%
Boubyan Bank KSC	84,781	154,350
Mobile Telecommunication Co.	1,313,800	2,322,788
National Bank of Kuwait	1,458,715	4,539,609

TOTAL KUWAIT		7,016,747

Luxembourg - 0.0%
Corp. America Airports SA (a)	114,610	519,183
Malaysia - 0.4%
Bermaz Auto Bhd	460,000	250,490
British American Tobacco (Malaysia) Bhd	424,600	1,920,689
IHH Healthcare Bhd	2,324,600	3,153,506
Tenaga Nasional Bhd	766,700	2,497,680

TOTAL MALAYSIA		7,822,365

Mexico - 2.0%
America Movil S.A.B. de CV Series L sponsored ADR	270,900	4,025,574
Fibra Uno Administracion SA de CV	2,882,800	4,213,031
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	370,896	3,569,127
Grupo Financiero Banorte S.A.B. de CV Series O	1,403,532	7,543,967
Macquarie Mexican (REIT) (e)	3,783,726	4,756,980
Wal-Mart de Mexico SA de CV Series V	3,688,700	10,931,143

TOTAL MEXICO		35,039,822

Morocco - 0.1%
Attijariwafa Bank	28,551	1,405,104
Multi-National - 0.2%
HKT Trust/HKT Ltd. unit	2,295,000	3,642,625
Netherlands - 0.3%
ASML Holding NV (Netherlands)	6,700	1,661,690
NXP Semiconductors NV	19,500	2,127,840
Yandex NV Series A (a)	60,214	2,108,092

TOTAL NETHERLANDS		5,897,622

Nigeria - 0.6%
Dangote Cement PLC	2,247,210	938,092
Guaranty Trust Bank PLC	49,059,820	3,947,280
Guaranty Trust Bank PLC GDR (Reg. S)	187,574	664,012
Nigerian Breweries PLC	4,907,931	709,981
Transnational Corp. of Nigeria PLC	1,421,618	3,996
Zenith Bank PLC	81,910,409	4,220,557

TOTAL NIGERIA		10,483,918

Pakistan - 0.2%
Habib Bank Ltd.	2,293,300	1,733,563
Indus Motor Co. Ltd.	21,577	133,386
Maple Leaf Cement Factory Ltd.	728,817	68,441
Searle Co. Ltd.	617,300	545,807
United Bank Ltd.	646,400	571,578

TOTAL PAKISTAN		3,052,775

Panama - 0.3%
Copa Holdings SA Class A	49,700	4,907,875
Peru - 0.8%
Alicorp SA Class C	202,659	559,217
Compania de Minas Buenaventura SA sponsored ADR	938,616	14,248,191
Ferreycorp SAA	102,123	63,935

TOTAL PERU		14,871,343

Philippines - 1.5%
Altus San Nicolas Corp. (d)	143,993	14,397
Ayala Corp.	210,675	3,595,948
Ayala Land, Inc.	2,686,500	2,563,632
BDO Unibank, Inc.	971,033	2,679,616
International Container Terminal Services, Inc.	581,617	1,351,345
Jollibee Food Corp.	137,863	590,613
Metropolitan Bank & Trust Co.	5,226,062	6,898,160
PUREGOLD Price Club, Inc.	852,487	642,409
Robinsons Land Corp.	6,613,870	3,126,974
SM Investments Corp.	187,425	3,511,958
Universal Robina Corp.	371,143	1,117,297

TOTAL PHILIPPINES		26,092,349

Poland - 0.2%
Dino Polska SA (a)(e)	100,300	3,926,860
Globe Trade Centre SA	197,493	467,865

TOTAL POLAND		4,394,725

Romania - 0.2%
Banca Transilvania SA	3,172,921	1,749,391
BRD-Groupe Societe Generale	347,726	1,143,922

TOTAL ROMANIA		2,893,313

Russia - 5.1%
Lukoil PJSC sponsored ADR	222,400	18,401,376
MMC Norilsk Nickel PJSC sponsored ADR	519,200	13,291,520
NOVATEK OAO	25,300	511,646
NOVATEK OAO GDR (Reg. S)	56,200	11,397,360
Sberbank of Russia	4,762,250	16,683,076
Sberbank of Russia sponsored ADR	1,558,092	22,085,954
Tatneft PAO	576,000	6,101,600
Unipro PJSC	77,840,800	3,181,903

TOTAL RUSSIA		91,654,435

Saudi Arabia - 0.2%
Abdullah Al Othaim Markets Co.	23,300	513,057
Al Rajhi Bank	30,138	508,567
Bupa Arabia for Cooperative Insurance Co.	25,020	709,674
Mouwasat Medical Services Co.	22,200	519,610
SABIC	8,500	208,467
United International Transportation Co.	62,000	581,787

TOTAL SAUDI ARABIA		3,041,162

Singapore - 0.2%
First Resources Ltd.	3,862,900	4,471,758
South Africa - 4.4%
Anglo American Platinum Ltd.	6,000	361,715
AngloGold Ashanti Ltd.	508,100	9,395,409
Barclays Africa Group Ltd.	1,214,741	12,261,305
Bidvest Group Ltd.	292,262	3,682,173
Distell Group Holdings Ltd.	31,000	278,355
DRDGOLD Ltd.	1,467,645	660,901
Impala Platinum Holdings Ltd. (a)	2,269,100	14,275,328
Imperial Holdings Ltd.	166,267	572,740
Motus Holdings Ltd.	317,100	1,440,926
Mr Price Group Ltd.	481,100	5,027,011
Nampak Ltd. (a)	740,310	463,885
Naspers Ltd. Class N	162,200	24,558,575
Pick 'n Pay Stores Ltd.	1,099,108	4,320,957
Pretoria Portland Cement Co. Ltd. (a)	1,336,234	353,800
Sanlam Ltd.	82,900	408,233
Shoprite Holdings Ltd.	48,016	388,820

TOTAL SOUTH AFRICA		78,450,133

Taiwan - 5.8%
Formosa Plastics Corp.	1,931,000	5,877,714
Largan Precision Co. Ltd.	17,000	2,436,707
MediaTek, Inc.	385,000	4,575,952
Taiwan Semiconductor Manufacturing Co. Ltd.	8,741,869	77,587,443
Unified-President Enterprises Corp.	5,009,000	12,068,324

TOTAL TAIWAN		102,546,140

Thailand - 1.5%
Kasikornbank PCL (For. Reg.)	1,649,900	8,467,941
Mega Lifesciences PCL	50,000	51,079
PTT Global Chemical PCL (For. Reg.)	3,522,800	6,189,948
Siam Cement PCL (For. Reg.)	815,600	10,878,222
Thai Beverage PCL	988,133	632,708
TOA Paint Thailand PCL	174,300	230,767

TOTAL THAILAND		26,450,665

Turkey - 0.7%
Aselsan A/S	1,329,700	4,737,660
Enerjisa Enerji A/S (e)	764,700	842,294
Tupras Turkiye Petrol Rafinerileri A/S	283,358	7,200,615

TOTAL TURKEY		12,780,569

United Arab Emirates - 0.6%
Dubai Financial Market PJSC (a)	1,669,494	388,609
Emaar Properties PJSC	4,073,433	5,112,377
National Bank of Abu Dhabi PJSC	1,072,152	4,390,010

TOTAL UNITED ARAB EMIRATES		9,890,996

United Kingdom - 0.2%
ASA International (e)	39,800	171,276
Georgia Capital PLC (a)	34,000	426,408
Mondi PLC	140,642	2,697,225
Tonghua Dongbao Pharmaceutical Co. Ltd. ELS (UBS AG London Bank Warrant Program) A warrants 4/8/20 (a)(e)	186,190	455,815

TOTAL UNITED KINGDOM		3,750,724

United States of America - 1.6%
Activision Blizzard, Inc.	77,000	4,074,840
DouYu International Holdings Ltd. ADR	927,900	7,599,501
MercadoLibre, Inc. (a)	23,300	12,843,659
Micron Technology, Inc. (a)	85,700	3,672,245

TOTAL UNITED STATES OF AMERICA		28,190,245

Vietnam - 0.7%
Bank For Foreign Trade JSC	348,080	1,231,730
Ho Chi Minh City Securities Co.	602,982	631,544
Petrolimex	312,200	814,107
PetroVietnam Gas JSC	80,000	366,536
PetroVietnam Technical Services Corp.	462,093	388,380
Sai Gon Cargo Service Corp.	15,000	104,866
Ssi Securities Corp.	528,590	524,011
Vietjet Aviation JSC	189,816	1,126,575
Vietnam Dairy Products Corp.	520,356	2,908,934
Vietnam Engine & Agricultural Machinery Corp.	235,600	557,495
Vietnam Technological & Commercial Joint Stock Bank (a)	722,700	727,341
Viglacera Corp. JSC	60,000	49,912
Vincom Retail JSC	1,206,200	1,720,840
Vingroup JSC (a)	320,200	1,653,375

TOTAL VIETNAM		12,805,646

TOTAL COMMON STOCKS
(Cost $1,561,899,443)		1,649,704,120

Nonconvertible Preferred Stocks - 4.8%
Brazil - 3.4%
Ambev SA sponsored ADR	1,714,400	7,920,528
Banco do Estado Rio Grande do Sul SA	383,560	2,081,680
Companhia Paranaense de Energia-Copel:
(PN-B)	9,460	112,952
(PN-B) sponsored ADR	418,707	5,028,671
Itau Unibanco Holding SA sponsored ADR	2,532,179	21,295,625
Metalurgica Gerdau SA (PN)	3,022,200	4,546,084
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	1,188,600	15,618,204
Telefonica Brasil SA	220,480	2,915,359

TOTAL BRAZIL		59,519,103

Korea (South) - 1.4%
Hyundai Motor Co. Series 2	234,985	16,637,390
Samsung Electronics Co. Ltd.	269,613	8,881,274

TOTAL KOREA (SOUTH)		25,518,664

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $77,805,760)		85,037,767
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.91% 12/12/19(f)
(Cost $836,800)	840,000	837,008
	Shares	Value

Money Market Funds - 2.9%
Fidelity Cash Central Fund 1.96% (g)	41,734,726	41,743,073
Fidelity Securities Lending Cash Central Fund 1.96% (g)(h)	9,480,187	9,481,135
TOTAL MONEY MARKET FUNDS
(Cost $51,223,173)		51,224,208
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $1,691,765,176)		1,786,803,103
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(6,938,140)
NET ASSETS - 100%		$1,779,864,963

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	233	Dec. 2019	$11,672,135	$(396,273)	$(396,273)

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $3,850,573.

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,113,945 or 0.1% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,560,344 or 1.7% of net assets.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $837,008.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,663,286

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$762,897
Fidelity Securities Lending Cash Central Fund	112,146
Total	$875,043

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$160,898,822	$60,132,099	$100,766,723	$--
Consumer Discretionary	299,121,809	274,563,234	24,558,575	--
Consumer Staples	120,905,363	120,905,363	--	--
Energy	119,132,033	87,637,297	31,494,736	--
Financials	419,315,533	300,037,849	119,277,684	--
Health Care	45,918,916	45,918,916	--	--
Industrials	94,585,508	94,585,508	--	--
Information Technology	237,830,676	153,673,907	84,156,769	--
Materials	133,766,165	124,370,756	9,395,409	--
Real Estate	54,246,623	52,118,281	--	2,128,342
Utilities	49,020,439	43,481,913	5,538,526	--
Government Obligations	837,008	--	837,008	--
Money Market Funds	51,224,208	51,224,208	--	--
Total Investments in Securities:	$1,786,803,103	$1,408,649,331	$376,025,430	$2,128,342
Derivative Instruments:
Liabilities
Futures Contracts	$(396,273)	$(396,273)	$--	$--
Total Liabilities	$(396,273)	$(396,273)	$--	$--
Total Derivative Instruments:	$(396,273)	$(396,273)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(396,273)
Total Equity Risk	0	(396,273)
Total Value of Derivatives	$0	$(396,273)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $9,305,542) — See accompanying schedule: Unaffiliated issuers (cost $1,640,542,003)	$1,735,578,895
Fidelity Central Funds (cost $51,223,173)	51,224,208
Total Investment in Securities (cost $1,691,765,176)		$1,786,803,103
Cash		943,198
Foreign currency held at value (cost $1,197,392)		1,197,699
Receivable for investments sold		8,707,346
Receivable for fund shares sold		422,206
Dividends receivable		3,202,175
Distributions receivable from Fidelity Central Funds		94,389
Receivable for daily variation margin on futures contracts		70,926
Other receivables		317,494
Total assets		1,801,758,536
Liabilities
Payable for investments purchased	$10,571,454
Payable for fund shares redeemed	1,419,760
Other payables and accrued expenses	421,409
Collateral on securities loaned	9,480,950
Total liabilities		21,893,573
Net Assets		$1,779,864,963
Net Assets consist of:
Paid in capital		$1,717,383,658
Total accumulated earnings (loss)		62,481,305
Net Assets, for 8,451,157 shares outstanding		$1,779,864,963
Net Asset Value, offering price and redemption price per share ($1,779,864,963 ÷ 8,451,157 shares)		$210.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$27,514,089
Non-Cash dividends		14,021,520
Interest		44,865
Income from Fidelity Central Funds (including $112,146 from security lending)		875,043
Income before foreign taxes withheld		42,455,517
Less foreign taxes withheld		(3,021,441)
Total income		39,434,076
Expenses
Custodian fees and expenses	$572,275
Independent directors' fees and expenses	5,111
Miscellaneous	7
Total expenses		577,393
Net investment income (loss)		38,856,683
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(39,609,821)
Fidelity Central Funds	(428)
Foreign currency transactions	(757,811)
Futures contracts	(2,648,787)
Total net realized gain (loss)		(43,016,847)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	21,065,423
Fidelity Central Funds	566
Assets and liabilities in foreign currencies	6,495
Futures contracts	(428,217)
Total change in net unrealized appreciation (depreciation)		20,644,267
Net gain (loss)		(22,372,580)
Net increase (decrease) in net assets resulting from operations		$16,484,103

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,856,683	$15,716,138
Net realized gain (loss)	(43,016,847)	52,654,122
Change in net unrealized appreciation (depreciation)	20,644,267	(84,579,697)
Net increase (decrease) in net assets resulting from operations	16,484,103	(16,209,437)
Distributions to shareholders	(65,500,810)	–
Distributions to shareholders from net investment income	–	(15,018,134)
Distributions to shareholders from net realized gain	–	(37,772,093)
Total distributions	(65,500,810)	(52,790,227)
Affiliated share transactions
Proceeds from sales of shares	1,234,849,860	131,696,787
Reinvestment of distributions	65,500,810	52,167,267
Cost of shares redeemed	(135,282,360)	(214,237,322)
Net increase (decrease) in net assets resulting from share transactions	1,165,068,310	(30,373,268)
Total increase (decrease) in net assets	1,116,051,603	(99,372,932)
Net Assets
Beginning of period	663,813,360	763,186,292
End of period	$1,779,864,963	$663,813,360
Other Information
Undistributed net investment income end of period		$1,675,537
Shares
Sold	5,753,763	525,396
Issued in reinvestment of distributions	336,509	214,429
Redeemed	(648,106)	(829,971)
Net increase (decrease)	5,442,166	(90,146)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Equity Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$220.61	$246.26	$202.55	$172.95	$212.25
Income from Investment Operations
Net investment income (loss)A	7.79B	5.11	4.65	4.05	3.47
Net realized and unrealized gain (loss)	1.52C	(14.13)	44.19	29.35	(39.58)
Total from investment operations	9.31	(9.02)	48.84	33.40	(36.11)
Distributions from net investment income	(4.54)	(4.95)	(4.06)	(3.80)	(3.19)
Distributions from net realized gain	(14.76)	(11.68)	(1.07)	–	–
Total distributions	(19.31)D	(16.63)	(5.13)	(3.80)	(3.19)
Net asset value, end of period	$210.61	$220.61	$246.26	$202.55	$172.95
Total ReturnE	5.22%	(4.20)%	24.55%	19.51%	(17.12)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.06%	.07%	.07%	.09%	.15%
Expenses net of fee waivers, if any	.06%	.07%	.07%	.09%	.15%
Expenses net of all reductions	.06%	.07%	.07%	.09%	.15%
Net investment income (loss)	3.73%B	2.07%	2.12%	2.23%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$1,779,865	$663,813	$763,186	$414,821	$237,056
Portfolio turnover rateH	60%	65%	59%	52%	141%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $2.72 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.43%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total distributions of $19.31 per share is comprised of distributions from net investment income of $4.544 and distributions from net realized gain of $14.762 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2019

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$195,688,891
Gross unrealized depreciation	(116,725,303)
Net unrealized appreciation (depreciation)	$78,963,588
Tax Cost	$1,707,839,515

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,866,363
Capital loss carryforward	$(38,225,360)
Net unrealized appreciation (depreciation) on securities and other investments	$78,840,306

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(23,317,083)
Long-term	(14,908,277)
Total capital loss carryforward	$(38,225,360)

The tax character of distributions paid was as follows:

	September 30, 2019	September 30, 2018
Ordinary Income	$21,821,182	$ 33,187,685
Long-term Capital Gains	43,679,628	19,602,542
Total	$65,500,810	$ 52,790,227

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,724,695,084 and $608,891,347, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,517 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $13,918.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $4,605. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $132 from securities loaned to NFS, as affiliated borrower.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Emerging Markets Equity Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 12, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period-B April 1, 2019 to September 30, 2019
Actual	.0479%	$1,000.00	$1,001.40	$.24
Hypothetical-C		$1,000.00	$1,024.83	$.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

October 2018	0%
November 2018	19%
December 2018	64%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $1.222 and $0.606 for the dividend paid December 20, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

EMQ-ANN-1119
1.876933.110

Fidelity® Equity Sector Central Funds

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Notes to Shareholders
Fidelity® Communication Services Central Fund (formerly Fidelity® Telecom Services Central Fund)
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Consumer Discretionary Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Consumer Staples Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Energy Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Financials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Health Care Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Industrials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Information Technology Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Materials Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Real Estate Equity Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Utilities Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notes to Shareholders - Fidelity® Financials Central Fund:

On June 1, 2019, Pierre Sorel assumed co-management responsibilities for the fund, joining Christopher Lee and Sam Wald.
On October 1, 2019, Fidelity Financials Central Fund and its underlying financials (ex-real estate) subportfolio will begin using new, capped supplemental benchmarks as more-relevant comparisons, given fund investment objectives/practices.
On October 1, 2019, Chris Lee came off the fund, leaving Sam Wald and Pierre Sorel as Co-Managers of the fund.

Fidelity® Communication Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Communication Services Central Fund	10.40%	9.20%	11.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Communication Services Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,050	Fidelity® Communication Services Central Fund
$34,674	S&P 500® Index

Fidelity® Communication Services Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year, the fund gained 10.40%, notably outpacing the 6.64% result of the sector benchmark, the MSCI U.S. IMI Communication Services 25/50 Index, and the S&P® 500 index. Despite concerns about a slowing global economy, slower corporate earnings growth and increased trade friction, communication services stocks proved resilient this period. Generally speaking, these stocks had less exposure to rising global trade tension, which made communication services stocks attractive to a variety of investors, given the sector's combination of global growth and domestic subscription-based services. Versus the MSCI index, favorable stock selection in wireless telecommunication services and integrated telecommunication services added the most value. Largely avoiding two integrated telecommunication services companies - Frontier Communications, which we sold at the beginning of the period, and Windstream Holdings, both sector benchmark components - contributed most, as each continued to face challenges due to exposure to legacy voice services and the ongoing need for network upgrades. Conversely, choices in interactive home entertainment detracted on a relative basis, mainly due to the fund's notable overweighting in video-game developer Activision Blizzard, which suffered from disappointing sales earlier in 2019.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Aligned with changes to the Global Industry Classification Standard (GICS) structure, on December 1, 2018, the fund's name changed to Fidelity Communication Services Central Fund and its sector benchmark changed from the MSCI US IM Telecommunication Services 25/50 Index to the MSCI US IM Communication Services 25/50 Index.

Fidelity® Communication Services Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Alphabet, Inc. Class A	24.2
Facebook, Inc. Class A	15.6
The Walt Disney Co.	5.8
Comcast Corp. Class A	4.9
Verizon Communications, Inc.	4.8
Activision Blizzard, Inc.	4.7
Netflix, Inc.	4.1
T-Mobile U.S., Inc.	2.7
Electronic Arts, Inc.	2.4
AT&T, Inc.	2.3
71.5

Top Industries (% of fund's net assets)

As of September 30, 2019
Interactive Media & Services	44.3%
Entertainment	21.6%
Media	17.6%
Diversified Telecommunication Services	12.0%
Wireless Telecommunication Services	2.8%
All Others*	1.7%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Communication Services Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Diversified Telecommunication Services - 12.0%
Alternative Carriers - 3.9%
CenturyLink, Inc.	789,280	$9,850,214
Cogent Communications Group, Inc.	157,612	8,684,421
GCI Liberty, Inc. (a)	363,496	22,562,197
Iliad SA	50,360	4,732,606
Iridium Communications, Inc. (a)	495,735	10,549,241
Vonage Holdings Corp. (a)	761,028	8,599,616
		64,978,295
Integrated Telecommunication Services - 8.1%
AT&T, Inc.	1,002,625	37,939,330
Atn International, Inc.	59,185	3,454,628
Cincinnati Bell, Inc. (a)	388,659	1,970,501
Masmovil Ibercom SA (a)	510,419	10,370,013
Verizon Communications, Inc.	1,310,920	79,127,131
		132,861,603

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		197,839,898

Entertainment - 21.6%
Interactive Home Entertainment - 9.3%
Activision Blizzard, Inc.	1,467,625	77,666,715
Electronic Arts, Inc. (a)	406,209	39,735,364
Take-Two Interactive Software, Inc. (a)	230,460	28,885,856
Zynga, Inc. (a)	1,105,088	6,431,612
		152,719,547
Movies & Entertainment - 12.3%
Lions Gate Entertainment Corp. Class B	673,526	5,886,617
Live Nation Entertainment, Inc. (a)	68,858	4,568,040
Netflix, Inc. (a)	251,105	67,200,720
The Walt Disney Co.	731,820	95,370,782
World Wrestling Entertainment, Inc. Class A (b)	425,624	30,283,148
		203,309,307

TOTAL ENTERTAINMENT		356,028,854

Interactive Media & Services - 44.3%
Interactive Media & Services - 44.3%
Alphabet, Inc. Class A (a)	326,694	398,939,111
ANGI Homeservices, Inc. Class A (a)(b)	830,902	5,886,941
Facebook, Inc. Class A (a)	1,442,725	256,920,468
Match Group, Inc. (b)	87,176	6,227,853
Tencent Holdings Ltd.	530,654	22,196,155
TripAdvisor, Inc. (a)	120,070	4,644,308
Twitter, Inc. (a)	769,208	31,691,370
Zillow Group, Inc. Class A (a)(b)	138,004	4,077,328
		730,583,534
Internet & Direct Marketing Retail - 1.0%
Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	98,550	16,480,517
Media - 17.6%
Broadcasting - 6.1%
CBS Corp. Class B	602,143	24,308,513
Discovery Communications, Inc. Class C (non-vtg.) (a)	631,793	15,554,744
Fox Corp. Class B	178,235	5,621,532
Liberty Media Corp.:
Liberty Media Class A (a)	648,471	25,672,967
Liberty SiriusXM Series A (a)	298,530	12,409,892
Sinclair Broadcast Group, Inc. Class A	408,688	17,467,325
		101,034,973
Cable & Satellite - 11.0%
Charter Communications, Inc. Class A (a)	45,230	18,640,188
Comcast Corp. Class A	1,773,482	79,948,569
DISH Network Corp. Class A (a)	257,403	8,769,720
Grupo Televisa SA de CV (CPO) sponsored ADR	906,474	8,865,316
Liberty Broadband Corp. Class A (a)	333,363	34,843,101
Liberty Global PLC Class C (a)	935,855	22,263,990
Liberty Latin America Ltd. Class C (a)	331,725	5,670,839
Sirius XM Holdings, Inc. (b)	259,766	1,624,836
		180,626,559
Publishing - 0.5%
The New York Times Co. Class A	286,749	8,166,612

TOTAL MEDIA		289,828,144

Software - 0.4%
Application Software - 0.4%
Sciplay Corp. (A Shares)	656,839	7,028,177
Wireless Telecommunication Services - 2.8%
Wireless Telecommunication Services - 2.8%
Boingo Wireless, Inc. (a)	207,461	2,302,817
T-Mobile U.S., Inc. (a)	561,086	44,196,744
		46,499,561
TOTAL COMMON STOCKS
(Cost $1,478,979,318)		1,644,288,685

Money Market Funds - 2.5%
Fidelity Cash Central Fund 1.96% (c)	8,005,375	8,006,976
Fidelity Securities Lending Cash Central Fund 1.96% (c)(d)	33,706,796	33,710,167
TOTAL MONEY MARKET FUNDS
(Cost $41,717,143)		41,717,143
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $1,520,696,461)		1,686,005,828
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(37,052,981)
NET ASSETS - 100%		$1,648,952,847

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$178,910
Fidelity Securities Lending Cash Central Fund	108,403
Total	$287,313

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,644,288,685	$1,622,092,530	$22,196,155	$--
Money Market Funds	41,717,143	41,717,143	--	--
Total Investments in Securities:	$1,686,005,828	$1,663,809,673	$22,196,155	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Communication Services Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $32,877,487) — See accompanying schedule: Unaffiliated issuers (cost $1,478,979,318)	$1,644,288,685
Fidelity Central Funds (cost $41,717,143)	41,717,143
Total Investment in Securities (cost $1,520,696,461)		$1,686,005,828
Receivable for investments sold		33,692,877
Receivable for fund shares sold		222,675
Dividends receivable		57,039
Distributions receivable from Fidelity Central Funds		29,338
Other receivables		360
Total assets		1,720,008,117
Liabilities
Payable for investments purchased	$36,361,657
Payable for fund shares redeemed	966,821
Other payables and accrued expenses	17,033
Collateral on securities loaned	33,709,759
Total liabilities		71,055,270
Net Assets		$1,648,952,847
Net Assets consist of:
Paid in capital		$1,434,472,920
Total accumulated earnings (loss)		214,479,927
Net Assets, for 8,014,060 shares outstanding		$1,648,952,847
Net Asset Value, offering price and redemption price per share ($1,648,952,847 ÷ 8,014,060 shares)		$205.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$11,195,903
Income from Fidelity Central Funds (including $108,403 from security lending)		287,313
Total income		11,483,216
Expenses
Custodian fees and expenses	$23,579
Independent directors' fees and expenses	7,027
Interest	12,603
Miscellaneous	17
Total expenses before reductions	43,226
Expense reductions	(4,095)
Total expenses after reductions		39,131
Net investment income (loss)		11,444,085
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,625,308
Redemptions in-kind with affiliated entities	13,357,266
Fidelity Central Funds	1,624
Foreign currency transactions	(95,327)
Total net realized gain (loss)		71,888,871
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	110,009,559
Fidelity Central Funds	(702)
Assets and liabilities in foreign currencies	176
Total change in net unrealized appreciation (depreciation)		110,009,033
Net gain (loss)		181,897,904
Net increase (decrease) in net assets resulting from operations		$193,341,989

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,444,085	$10,697,283
Net realized gain (loss)	71,888,871	35,399,047
Change in net unrealized appreciation (depreciation)	110,009,033	(18,539,736)
Net increase (decrease) in net assets resulting from operations	193,341,989	27,556,594
Distributions to shareholders	(11,352,901)	–
Distributions to shareholders from net investment income	–	(12,286,003)
Distributions to shareholders from net realized gain	–	(31,019,369)
Total distributions	(11,352,901)	(43,305,372)
Affiliated share transactions
Proceeds from sales of shares	1,304,532,014	136,943,118
Reinvestment of distributions	11,352,901	43,305,372
Cost of shares redeemed	(256,316,554)	(136,671,112)
Net increase (decrease) in net assets resulting from share transactions	1,059,568,361	43,577,378
Total increase (decrease) in net assets	1,241,557,449	27,828,600
Net Assets
Beginning of period	407,395,398	379,566,798
End of period	$1,648,952,847	$407,395,398
Other Information
Shares
Sold	7,085,633	777,149
Issued in reinvestment of distributions	59,668	239,963
Redeemed	(1,292,631)	(763,009)
Net increase (decrease)	5,852,670	254,103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Communication Services Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$188.49	$199.01	$191.47	$155.23	$163.86
Income from Investment Operations
Net investment income (loss)A	1.56	5.12B	4.88	4.49	3.75
Net realized and unrealized gain (loss)	17.82	7.10	9.03	36.05	(8.58)
Total from investment operations	19.38	12.22	13.91	40.54	(4.83)
Distributions from net investment income	(2.05)	(5.99)	(4.62)	(4.30)	(3.80)
Distributions from net realized gain	(.07)	(16.75)	(1.76)	–	–
Total distributions	(2.11)C	(22.74)	(6.37)D	(4.30)	(3.80)
Net asset value, end of period	$205.76	$188.49	$199.01	$191.47	$155.23
Total ReturnE	10.40%	6.95%	7.41%	26.33%	(3.10)%
Ratios to Average Net AssetsF,G
Expenses before reductions	- %H	- %H	.01%	.01%	- %H
Expenses net of fee waivers, if any	- %H	- %H	.01%	.01%	- %H
Expenses net of all reductions	- %H	- %H	.01%	.01%	- %H
Net investment income (loss)	.80%	2.84%B	2.48%	2.51%	2.24%
Supplemental Data
Net assets, end of period (000 omitted)	$1,648,953	$407,395	$379,567	$384,097	$277,097
Portfolio turnover rateI	99%J	75%J	75%J	68%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $1.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

 C Total distributions of $2.11 per share is comprised of distributions from net investment income of $2.045 and distributions from net realized gain of $.068 per share.

 D Total distributions of $6.37 per share is comprised of distributions from net investment income of $4.618 and distributions from net realized gain of $1.755 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Consumer Discretionary Central Fund	2.72%	13.26%	16.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Consumer Discretionary Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$45,868	Fidelity® Consumer Discretionary Central Fund
$34,674	S&P 500® Index

Fidelity® Consumer Discretionary Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year, the fund gained 2.72%, finishing modestly ahead of the 2.15% advance of the MSCI U.S. IMI Consumer Discretionary 25/50 Index, but behind the broad-market S&P 500. The sector underperformed the broader market, held back by volatility that bookended the 12-month period, as well as late-cycle concerns, typically a weak point for consumer discretionary stocks given that they tend to outperform earlier in the earlier stages of the business cycle. Still, consumer confidence remained solid, supported by lower interest rates, near-historically low unemployment and slightly rising wages. Versus the MSCI sector index, Burlington Stores, a sizable fund holding that gained 22% in the portfolio, was the leading contributor during the period. The stock it an all-time-high in August after its second-quarter financial results easily exceeded investors’ expectations due to strong same-store sales. Our large positions in discount retailers Dollar Tree (+40%) and Dollar General (+47%) also helped the fund’s relative result, as both companies achieved strong results, bolstered by positive consumer trends. In contrast, an underweighting in coffee retail giant Starbucks (+59%), hurt performance more than any other individual stock the past 12 months. Here, new initiatives drove more customers to the firm’s retail stores while growth in China also accelerated. Lastly, the portfolio’s overweighting in PVH (-39%), owner of well-known brands Calvin Klein and Tommy Hilfiger, and lack of meaningful exposure to retail giant Target (+25%), also hampered the fund’s relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Consumer Discretionary Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Amazon.com, Inc.	21.4
The Home Depot, Inc.	9.6
McDonald's Corp.	5.3
Lowe's Companies, Inc.	4.7
Burlington Stores, Inc.	4.3
Dollar Tree, Inc.	4.3
TJX Companies, Inc.	4.1
The Booking Holdings, Inc.	3.6
Ross Stores, Inc.	3.2
Royal Caribbean Cruises Ltd.	3.2
63.7

Top Industries (% of fund's net assets)

As of September 30, 2019
Specialty Retail	32.0%
Internet & Direct Marketing Retail	25.2%
Hotels, Restaurants & Leisure	20.7%
Multiline Retail	7.9%
Textiles, Apparel & Luxury Goods	6.2%
All Others*	8.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Consumer Discretionary Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Automobiles - 0.3%
Automobile Manufacturers - 0.3%
Ferrari NV	37,405	$5,763,736
Commercial Services & Supplies - 0.2%
Diversified Support Services - 0.2%
Copart, Inc. (a)	57,702	4,635,202
Diversified Consumer Services - 1.2%
Education Services - 1.2%
Grand Canyon Education, Inc. (a)	190,811	18,737,640
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	34,044	3,770,713
		22,508,353
Entertainment - 0.2%
Movies & Entertainment - 0.2%
Live Nation Entertainment, Inc. (a)	30,005	1,990,532
World Wrestling Entertainment, Inc. Class A	12,228	870,022
		2,860,554
Food & Staples Retailing - 2.0%
Food Distributors - 1.1%
Performance Food Group Co. (a)	178,660	8,220,147
U.S. Foods Holding Corp. (a)	283,125	11,636,438
		19,856,585
Hypermarkets & Super Centers - 0.9%
BJ's Wholesale Club Holdings, Inc. (a)	447,864	11,586,242
Walmart, Inc.	51,066	6,060,513
		17,646,755

TOTAL FOOD & STAPLES RETAILING		37,503,340

Hotels, Restaurants & Leisure - 20.7%
Casinos & Gaming - 1.2%
Churchill Downs, Inc.	83,851	10,351,825
Eldorado Resorts, Inc. (a)(b)	302,416	12,057,326
		22,409,151
Hotels, Resorts & Cruise Lines - 6.5%
Hilton Grand Vacations, Inc. (a)	243,599	7,795,168
Hilton Worldwide Holdings, Inc.	322,266	30,006,187
Marriott Vacations Worldwide Corp. (b)	153,442	15,898,126
Royal Caribbean Cruises Ltd.	544,061	58,938,128
Wyndham Destinations, Inc.	140,053	6,445,239
Wyndham Hotels & Resorts, Inc.	48,085	2,487,918
		121,570,766
Leisure Facilities - 1.7%
Drive Shack, Inc. (a)	554,310	2,389,076
Planet Fitness, Inc. (a)	276,442	15,997,699
Vail Resorts, Inc.	55,179	12,556,533
		30,943,308
Restaurants - 11.3%
Chipotle Mexican Grill, Inc. (a)	24,427	20,530,161
Dunkin' Brands Group, Inc.	1,150	91,264
McDonald's Corp.	463,088	99,429,624
Restaurant Brands International, Inc.	145,505	10,345,753
Starbucks Corp.	642,137	56,777,754
Yum! Brands, Inc.	222,468	25,234,545
		212,409,101

TOTAL HOTELS, RESTAURANTS & LEISURE		387,332,326

Household Durables - 3.6%
Home Furnishings - 0.1%
Mohawk Industries, Inc. (a)	5,193	644,296
Homebuilding - 3.5%
D.R. Horton, Inc.	531,629	28,022,165
Lennar Corp. Class A	323,276	18,054,965
NVR, Inc. (a)	5,328	19,806,041
		65,883,171

TOTAL HOUSEHOLD DURABLES		66,527,467

Interactive Media & Services - 0.2%
Interactive Media & Services - 0.2%
Alphabet, Inc. Class A (a)	3,270	3,993,128
Internet & Direct Marketing Retail - 25.2%
Internet & Direct Marketing Retail - 25.2%
Amazon.com, Inc. (a)	230,642	400,373,750
The Booking Holdings, Inc. (a)	34,580	67,867,054
The RealReal, Inc. (b)	116,558	2,606,237
Wayfair LLC Class A (a)	19,715	2,210,446
		473,057,487
IT Services - 0.3%
Data Processing & Outsourced Services - 0.3%
PayPal Holdings, Inc. (a)	46,739	4,841,693
Leisure Products - 0.1%
Leisure Products - 0.1%
OneSpaWorld Holdings Ltd. (a)(b)	172,374	2,676,968
Multiline Retail - 7.9%
General Merchandise Stores - 7.9%
B&M European Value Retail SA	642,554	2,997,458
Dollar General Corp.	344,261	54,716,843
Dollar Tree, Inc. (a)	697,188	79,590,982
Ollie's Bargain Outlet Holdings, Inc. (a)	167,559	9,825,660
		147,130,943
Specialty Retail - 32.0%
Apparel Retail - 12.3%
Burlington Stores, Inc. (a)	403,741	80,675,527
Ross Stores, Inc.	545,043	59,872,974
The Children's Place Retail Stores, Inc. (b)	160,293	12,340,958
TJX Companies, Inc.	1,379,246	76,879,172
		229,768,631
Automotive Retail - 2.9%
AutoZone, Inc. (a)	19,016	20,625,134
Monro, Inc.	82,706	6,534,601
O'Reilly Automotive, Inc. (a)	68,827	27,428,248
		54,587,983
Computer & Electronics Retail - 0.8%
Best Buy Co., Inc.	230,231	15,883,637
Home Improvement Retail - 14.6%
Floor & Decor Holdings, Inc. Class A (a)	123,592	6,321,731
Lowe's Companies, Inc.	793,230	87,223,571
The Home Depot, Inc.	774,113	179,609,698
		273,155,000
Specialty Stores - 1.4%
Five Below, Inc. (a)	71,935	9,071,004
National Vision Holdings, Inc. (a)	70,339	1,693,060
Ulta Beauty, Inc. (a)	63,953	16,029,819
		26,793,883

TOTAL SPECIALTY RETAIL		600,189,134

Textiles, Apparel & Luxury Goods - 6.2%
Apparel, Accessories & Luxury Goods - 3.9%
adidas AG	25,909	8,066,617
Capri Holdings Ltd. (a)	402,464	13,345,706
Carter's, Inc.	55,490	5,061,243
G-III Apparel Group Ltd. (a)	97,530	2,513,348
lululemon athletica, Inc. (a)	11,733	2,258,954
LVMH Moet Hennessy Louis Vuitton SE	24,991	9,915,425
PVH Corp.	188,750	16,653,413
Tapestry, Inc.	600,510	15,643,286
		73,457,992
Footwear - 2.3%
Deckers Outdoor Corp. (a)	40,403	5,953,786
NIKE, Inc. Class B	396,887	37,275,627
		43,229,413

TOTAL TEXTILES, APPAREL & LUXURY GOODS		116,687,405

TOTAL COMMON STOCKS
(Cost $1,315,653,018)		1,875,707,736

Money Market Funds - 1.1%
Fidelity Cash Central Fund 1.96% (c)	2,552,674	2,553,185
Fidelity Securities Lending Cash Central Fund 1.96% (c)(d)	18,296,428	18,298,258
TOTAL MONEY MARKET FUNDS
(Cost $20,851,443)		20,851,443
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $1,336,504,461)		1,896,559,179
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(22,186,338)
NET ASSETS - 100%		$1,874,372,841

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$120,598
Fidelity Securities Lending Cash Central Fund	83,826
Total	$204,424

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,875,707,736	$1,865,792,311	$9,915,425	$--
Money Market Funds	20,851,443	20,851,443	--	--
Total Investments in Securities:	$1,896,559,179	$1,886,643,754	$9,915,425	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $18,556,929) — See accompanying schedule: Unaffiliated issuers (cost $1,315,653,018)	$1,875,707,736
Fidelity Central Funds (cost $20,851,443)	20,851,443
Total Investment in Securities (cost $1,336,504,461)		$1,896,559,179
Foreign currency held at value (cost $2,374)		2,336
Receivable for investments sold		3,187,001
Receivable for fund shares sold		262,412
Dividends receivable		803,456
Distributions receivable from Fidelity Central Funds		25,920
Total assets		1,900,840,304
Liabilities
Payable for investments purchased	$7,014,998
Payable for fund shares redeemed	1,136,608
Other payables and accrued expenses	20,450
Collateral on securities loaned	18,295,407
Total liabilities		26,467,463
Net Assets		$1,874,372,841
Net Assets consist of:
Paid in capital		$1,268,406,079
Total accumulated earnings (loss)		605,966,762
Net Assets, for 5,447,509 shares outstanding		$1,874,372,841
Net Asset Value, offering price and redemption price per share ($1,874,372,841 ÷ 5,447,509 shares)		$344.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$19,711,390
Income from Fidelity Central Funds (including $83,826 from security lending)		204,424
Total income		19,915,814
Expenses
Custodian fees and expenses	$35,192
Independent directors' fees and expenses	11,445
Interest	17,162
Miscellaneous	22
Total expenses		63,821
Net investment income (loss)		19,851,993
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,601,329
Redemptions in-kind with affiliated entities	143,005,357
Fidelity Central Funds	359
Foreign currency transactions	23,387
Total net realized gain (loss)		191,630,432
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(192,985,237)
Assets and liabilities in foreign currencies	(2,321)
Total change in net unrealized appreciation (depreciation)		(192,987,558)
Net gain (loss)		(1,357,126)
Net increase (decrease) in net assets resulting from operations		$18,494,867

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,851,993	$20,991,740
Net realized gain (loss)	191,630,432	253,197,582
Change in net unrealized appreciation (depreciation)	(192,987,558)	282,666,572
Net increase (decrease) in net assets resulting from operations	18,494,867	556,855,894
Distributions to shareholders	(79,897,874)	–
Distributions to shareholders from net investment income	–	(19,605,261)
Distributions to shareholders from net realized gain	–	(92,369,304)
Total distributions	(79,897,874)	(111,974,565)
Affiliated share transactions
Proceeds from sales of shares	117,444,420	836,759,194
Reinvestment of distributions	79,897,874	111,974,565
Cost of shares redeemed	(676,484,183)	(560,440,844)
Net increase (decrease) in net assets resulting from share transactions	(479,141,889)	388,292,915
Total increase (decrease) in net assets	(540,544,896)	833,174,244
Net Assets
Beginning of period	2,414,917,737	1,581,743,493
End of period	$1,874,372,841	$2,414,917,737
Other Information
Undistributed net investment income end of period		$3,152,954
Shares
Sold	365,094	2,718,976
Issued in reinvestment of distributions	274,393	373,136
Redeemed	(2,080,066)	(1,778,344)
Net increase (decrease)	(1,440,579)	1,313,768

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Consumer Discretionary Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$350.59	$283.76	$248.76	$234.10	$213.75
Income from Investment Operations
Net investment income (loss)A	3.28	3.24	3.14	3.75	3.36
Net realized and unrealized gain (loss)	3.69B	82.54	34.62	14.67	20.24
Total from investment operations	6.97	85.78	37.76	18.42	23.60
Distributions from net investment income	(3.25)	(3.08)C	(2.76)	(3.76)	(3.25)
Distributions from net realized gain	(10.23)	(15.86)C	–	–	–
Total distributions	(13.48)	(18.95)D	(2.76)	(3.76)	(3.25)
Net asset value, end of period	$344.08	$350.59	$283.76	$248.76	$234.10
Total ReturnE	2.72%	31.42%	15.25%	7.91%	11.01%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyH	-%	-%	-%	-%	-%
Expenses net of all reductionsH	-%	-%	-%	-%	-%
Net investment income (loss)	1.00%	1.02%	1.17%	1.54%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$1,874,373	$2,414,918	$1,581,743	$1,579,033	$1,487,901
Portfolio turnover rateI	45%J	26%J	40%J	27%	68%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $18.95 per share is comprised of distributions from net investment income of $3.081 and distributions from net realized gain of $15.864 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Consumer Staples Central Fund	12.63%	6.49%	10.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Consumer Staples Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,132	Fidelity® Consumer Staples Central Fund
$34,674	S&P 500® Index

Fidelity® Consumer Staples Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager James McElligott:  For the fiscal year, the fund gained 12.63%, trailing the 14.80% advance of the MSCI IMI Consumer Staples 25/50 Index but well ahead of the S&P 500®. Among the more sizable components of the sector index, household products, hypermarkets & super centers, soft drinks and packaged foods & meats stocks led the way, whereas tobacco was a notable laggard. In terms of the fund’s performance specifically, stock picks and an underweighting in household products detracted the most this period. A meaningful underweighting in hypermarkets & super centers, along with an overweighting in tobacco, also hurt the fund’s relative result. The biggest individual detractor was household products company Spectrum Brands Holdings (-27%), which saw its stock decline as investors awaited the results of a restructuring under a new CEO. Elsewhere, shares of beauty products company Coty (-13%) fell after management unveiled a four-year strategic plan that disappointed market participants. Both Coty and Spectrum were overweightings and top-10 holdings at period end. Conversely, security selection in the packaged foods & meats segment, as well as the decision to underweight drug retail stocks, aided the portfolio’s relative performance the past 12 months. Also, the fund’s foreign holdings contributed overall despite the drag from currency fluctuations. As it relates to individual standouts, a non-benchmark stake in Brazil-based protein producer JBS (+244%) led the way, benefiting from a disruption in global pork supply and the possibility of a U.S. stock listing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On November 1, 2019, Nicola Stafford became sole Portfolio Manager of the fund, succeeding James McElligott.

Fidelity® Consumer Staples Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Procter & Gamble Co.	10.3
The Coca-Cola Co.	9.9
Philip Morris International, Inc.	5.7
Altria Group, Inc.	5.0
Monster Beverage Corp.	4.7
Coty, Inc. Class A	4.6
PepsiCo, Inc.	4.6
Spectrum Brands Holdings, Inc.	3.9
Mondelez International, Inc.	3.2
Costco Wholesale Corp.	2.8
54.7

Top Industries (% of fund's net assets)

As of September 30, 2019
Beverages	25.4%
Food Products	19.2%
Household Products	18.8%
Personal Products	12.0%
Tobacco	11.5%
All Others*	13.1%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Consumer Staples Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Beverages - 25.4%
Brewers - 1.7%
Anheuser-Busch InBev SA NV	121,300	$11,545,278
Beijing Yanjing Brewery Co. Ltd. (A Shares)	5,311,006	4,316,653
Boston Beer Co., Inc. Class A (a)	6,700	2,439,336
Budweiser Brewing Co. APAC Ltd. (a)(b)	916,300	3,296,842
		21,598,109
Distillers & Vintners - 2.3%
Constellation Brands, Inc. Class A (sub. vtg.)	134,766	27,934,296
Kweichow Moutai Co. Ltd. (A Shares)	10,418	1,676,009
		29,610,305
Soft Drinks - 21.4%
Coca-Cola European Partners PLC	153,358	8,503,701
Coca-Cola FEMSA S.A.B. de CV sponsored ADR	59,300	3,594,766
Coca-Cola West Co. Ltd.	36,400	818,494
Fever-Tree Drinks PLC	1,744	51,957
Keurig Dr. Pepper, Inc. (c)	526,300	14,378,516
Monster Beverage Corp. (a)	1,031,178	59,870,195
PepsiCo, Inc.	423,500	58,061,850
The Coca-Cola Co.	2,289,661	124,649,145
		269,928,624

TOTAL BEVERAGES		321,137,038

Food & Staples Retailing - 11.1%
Drug Retail - 1.4%
Walgreens Boots Alliance, Inc.	313,780	17,355,172
Food Distributors - 3.1%
Performance Food Group Co. (a)	121,300	5,581,013
Sysco Corp.	266,500	21,160,100
U.S. Foods Holding Corp. (a)	307,008	12,618,029
		39,359,142
Food Retail - 2.2%
Kroger Co.	966,623	24,919,541
Sprouts Farmers Market LLC (a)	150,900	2,918,406
		27,837,947
Hypermarkets & Super Centers - 4.4%
BJ's Wholesale Club Holdings, Inc. (a)	16,100	416,507
Costco Wholesale Corp.	123,300	35,523,963
Walmart, Inc.	169,100	20,068,788
		56,009,258

TOTAL FOOD & STAPLES RETAILING		140,561,519

Food Products - 19.2%
Agricultural Products - 1.0%
Bunge Ltd.	110,169	6,237,769
Darling International, Inc. (a)	326,500	6,245,945
		12,483,714
Packaged Foods & Meats - 18.2%
B&G Foods, Inc. Class A (c)	96,100	1,817,251
Conagra Brands, Inc.	510,000	15,646,800
Danone SA	268,012	23,606,957
Freshpet, Inc. (a)	267,530	13,314,968
General Mills, Inc.	306,200	16,877,744
JBS SA	2,110,300	16,654,048
Kellogg Co.	92,200	5,933,070
Lamb Weston Holdings, Inc.	38,400	2,792,448
Mondelez International, Inc.	737,512	40,799,164
Muyuan Foodstuff Co. Ltd. (A Shares)	365,616	3,605,857
Post Holdings, Inc. (a)	49,900	5,281,416
SunOpta, Inc. (a)	165,200	297,360
The Hain Celestial Group, Inc. (a)(c)	109,289	2,346,981
The J.M. Smucker Co.	166,800	18,351,336
The Kraft Heinz Co.	892,500	24,931,988
TreeHouse Foods, Inc. (a)	271,473	15,053,178
Tyson Foods, Inc. Class A	235,400	20,277,356
Wens Foodstuffs Group Co. Ltd. (A Shares)	614,700	3,197,178
		230,785,100

TOTAL FOOD PRODUCTS		243,268,814

Household Products - 18.8%
Household Products - 18.8%
C&S Paper Co. Ltd. (A Shares)	3,559,156	6,198,842
Colgate-Palmolive Co.	301,020	22,127,980
Energizer Holdings, Inc.	119,300	5,199,094
Essity AB Class B	762,300	22,247,834
Procter & Gamble Co.	1,048,093	130,361,810
Reckitt Benckiser Group PLC	29,720	2,320,520
Spectrum Brands Holdings, Inc. (c)	945,688	49,856,671
		238,312,751
Internet & Direct Marketing Retail - 0.6%
Internet & Direct Marketing Retail - 0.6%
Ocado Group PLC (a)	289,500	4,707,501
The Honest Co., Inc. (a)(d)(e)	171,220	2,499,812
		7,207,313
Multiline Retail - 1.1%
General Merchandise Stores - 1.1%
Dollar General Corp.	27,300	4,339,062
Dollar Tree, Inc. (a)	80,800	9,224,128
		13,563,190
Personal Products - 12.0%
Personal Products - 12.0%
Avon Products, Inc. (a)	3,388,313	14,908,577
Coty, Inc. Class A	5,532,497	58,146,543
Edgewell Personal Care Co. (a)	811,500	26,365,635
Estee Lauder Companies, Inc. Class A	35,967	7,155,635
Ontex Group NV	744,700	13,400,932
Unilever NV	530,554	31,858,390
		151,835,712
Tobacco - 11.5%
Tobacco - 11.5%
Altria Group, Inc.	1,552,767	63,508,170
British American Tobacco PLC sponsored ADR	250,146	9,230,387
Philip Morris International, Inc.	950,253	72,152,710
		144,891,267
TOTAL COMMON STOCKS
(Cost $1,127,705,871)		1,260,777,604

Money Market Funds - 1.7%
Fidelity Cash Central Fund 1.96% (f)	3,273,076	3,273,731
Fidelity Securities Lending Cash Central Fund 1.96% (f)(g)	17,916,479	17,918,270
TOTAL MONEY MARKET FUNDS
(Cost $21,192,001)		21,192,001
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $1,148,897,872)		1,281,969,605
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(17,507,518)
NET ASSETS - 100%		$1,264,462,087

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,296,842 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,499,812 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc.	8/28/18	$1,921,088

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$134,733
Fidelity Securities Lending Cash Central Fund	627,441
Total	$762,174

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,260,777,604	$1,188,128,153	$70,149,639	$2,499,812
Money Market Funds	21,192,001	21,192,001	--	--
Total Investments in Securities:	$1,281,969,605	$1,209,320,154	$70,149,639	$2,499,812

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Netherlands	2.5%
United Kingdom	2.1%
Belgium	1.9%
France	1.9%
Sweden	1.8%
China	1.5%
Brazil	1.3%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $17,588,230) — See accompanying schedule: Unaffiliated issuers (cost $1,127,705,871)	$1,260,777,604
Fidelity Central Funds (cost $21,192,001)	21,192,001
Total Investment in Securities (cost $1,148,897,872)		$1,281,969,605
Cash		363,716
Receivable for fund shares sold		166,012
Dividends receivable		4,195,783
Distributions receivable from Fidelity Central Funds		10,622
Total assets		1,286,705,738
Liabilities
Payable for investments purchased	$3,582,765
Payable for fund shares redeemed	722,097
Other payables and accrued expenses	21,184
Collateral on securities loaned	17,917,605
Total liabilities		22,243,651
Net Assets		$1,264,462,087
Net Assets consist of:
Paid in capital		$1,157,169,365
Total accumulated earnings (loss)		107,292,722
Net Assets, for 6,159,933 shares outstanding		$1,264,462,087
Net Asset Value, offering price and redemption price per share ($1,264,462,087 ÷ 6,159,933 shares)		$205.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$35,578,318
Income from Fidelity Central Funds (including $627,441 from security lending)		762,174
Total income		36,340,492
Expenses
Custodian fees and expenses	$29,701
Independent directors' fees and expenses	7,179
Interest	6,859
Miscellaneous	14
Total expenses before reductions	43,753
Expense reductions	(640)
Total expenses after reductions		43,113
Net investment income (loss)		36,297,379
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,644,400
Redemptions in-kind with affiliated entities	17,531,133
Fidelity Central Funds	665
Foreign currency transactions	1,426
Total net realized gain (loss)		21,177,624
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	93,503,981
Assets and liabilities in foreign currencies	(19,540)
Total change in net unrealized appreciation (depreciation)		93,484,441
Net gain (loss)		114,662,065
Net increase (decrease) in net assets resulting from operations		$150,959,444

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,297,379	$43,585,742
Net realized gain (loss)	21,177,624	150,161,220
Change in net unrealized appreciation (depreciation)	93,484,441	(225,399,488)
Net increase (decrease) in net assets resulting from operations	150,959,444	(31,652,526)
Distributions to shareholders	(132,323,878)	–
Distributions to shareholders from net investment income	–	(41,880,818)
Distributions to shareholders from net realized gain	–	(97,894,284)
Total distributions	(132,323,878)	(139,775,102)
Affiliated share transactions
Proceeds from sales of shares	73,603,356	510,816,792
Reinvestment of distributions	132,323,878	139,775,102
Cost of shares redeemed	(265,528,310)	(356,818,908)
Net increase (decrease) in net assets resulting from share transactions	(59,601,076)	293,772,986
Total increase (decrease) in net assets	(40,965,510)	122,345,358
Net Assets
Beginning of period	1,305,427,597	1,183,082,239
End of period	$1,264,462,087	$1,305,427,597
Other Information
Undistributed net investment income end of period		$4,542,963
Shares
Sold	380,280	2,421,167
Issued in reinvestment of distributions	755,163	643,591
Redeemed	(1,354,820)	(1,761,742)
Net increase (decrease)	(219,377)	1,303,016

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Consumer Staples Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$204.63	$233.06	$228.00	$202.36	$205.11
Income from Investment Operations
Net investment income (loss)A	5.55	7.25B	6.10	5.30	5.31
Net realized and unrealized gain (loss)	16.16	(10.43)	7.65	25.50	(2.84)
Total from investment operations	21.71	(3.18)	13.75	30.80	2.47
Distributions from net investment income	(5.56)	(6.98)	(5.62)	(5.16)	(5.22)
Distributions from net realized gain	(15.51)	(18.26)	(3.07)	–	–
Total distributions	(21.07)	(25.25)C	(8.69)	(5.16)	(5.22)
Net asset value, end of period	$205.27	$204.63	$233.06	$228.00	$202.36
Total ReturnD	12.63%	(1.76)%	6.23%	15.29%	1.07%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	-%
Expenses net of all reductionsG	-%	-%	-%	-%	-%
Net investment income (loss)	2.85%	3.42%B	2.62%	2.38%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$1,264,462	$1,305,428	$1,183,082	$1,284,774	$1,097,772
Portfolio turnover rateH	36%I	79%I	54%I	50%	65%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $1.86 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.55%.

 C Total distributions of $25.25 per share is comprised of distributions from net investment income of $6.982 and distributions from net realized gain of $18.264 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Energy Central Fund	(27.41)%	(6.94)%	1.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Energy Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,762	Fidelity® Energy Central Fund
$34,674	S&P 500® Index

Fidelity® Energy Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Co-Portfolio Manager John Dowd:  For the fiscal year, the fund returned -27.41%, trailing the -23.31% result of the MSCI U.S. IMI Energy 25/50 Index, as well as the S&P 500. The backdrop for energy stocks was challenging the past 12 months. A number of factors, including shifting monetary policy from the U.S. Federal Reserve, concerns about slowing global economic growth and ongoing trade disputes, fueled considerable crude-oil price volatility – a key driver of energy stock performance. Versus the MSCI sector index, unfavorable industry positioning was the major detractor. Specifically, my longstanding strategy of overweighting oil & gas exploration & production (E&P) hurt most, as this industry returned -37%. Overweighting integrated oil & gas also detracted, as it returned -11%. Positioning in oil & gas storage & transportation also hampered our relative result. Conversely, stock selection added value, led by my picks in oil & gas refining & marketing, while an overweighting here also helped. Underweighting oil & gas equipment & services was another notable contributor. A significantly smaller-than-index stake in integrated energy producer Exxon Mobil (-13%) was the fund’s biggest individual relative detractor, followed by a non-index stake in E&P company Encana (-66%). Conversely, underweighting energy services company Schlumberger (-41%) was the fund’s top individual contributor versus the index. Lastly, overweighting oil & gas refining and distribution company Valero Energy was helpful, as its shares returned -22%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Energy Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Chevron Corp.	16.4
Valero Energy Corp.	7.5
EOG Resources, Inc.	6.4
Exxon Mobil Corp.	5.3
Pioneer Natural Resources Co.	4.8
Phillips 66 Co.	4.8
ConocoPhillips Co.	4.7
Marathon Petroleum Corp.	3.9
Occidental Petroleum Corp.	3.8
Diamondback Energy, Inc.	3.7
61.3

Top Industries (% of fund's net assets)

As of September 30, 2019
Oil, Gas & Consumable Fuels	91.8%
Energy Equipment & Services	6.0%
Electrical Equipment	0.6%
Chemicals	0.1%
Machinery	0.1%
All Others*	1.4%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Energy Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Chemicals - 0.1%
Commodity Chemicals - 0.1%
LG Chemical Ltd.	3,873	$967,346
Electrical Equipment - 0.6%
Electrical Components & Equipment - 0.6%
Sunrun, Inc. (a)(b)	255,336	4,265,388
Energy Equipment & Services - 6.0%
Oil & Gas Drilling - 0.7%
AKITA Drilling Ltd. Class A (non-vtg.)	182,714	150,325
Odfjell Drilling Ltd. (a)	547,937	1,720,123
Patterson-UTI Energy, Inc.	146,578	1,253,242
Shelf Drilling Ltd. (a)(c)	825,222	2,022,770
		5,146,460
Oil & Gas Equipment & Services - 5.3%
Baker Hughes, A GE Co. Class A	638,854	14,821,413
Dmc Global, Inc. (b)	20,254	890,771
Forum Energy Technologies, Inc. (a)	502,416	778,745
Halliburton Co.	182,687	3,443,650
RigNet, Inc. (a)	287,501	2,228,133
Schlumberger Ltd.	352,336	12,039,321
Solaris Oilfield Infrastructure, Inc. Class A (b)	405,849	5,446,494
Tenaris SA sponsored ADR (b)	103,862	2,199,797
		41,848,324

TOTAL ENERGY EQUIPMENT & SERVICES		46,994,784

Machinery - 0.1%
Industrial Machinery - 0.1%
ProPetro Holding Corp. (a)	110,847	1,007,599
Oil, Gas & Consumable Fuels - 91.8%
Integrated Oil & Gas - 26.6%
Chevron Corp.	1,087,542	128,982,482
Exxon Mobil Corp.	584,838	41,295,411
Occidental Petroleum Corp.	680,671	30,269,439
Suncor Energy, Inc.	273,094	8,614,257
		209,161,589
Oil & Gas Exploration & Production - 42.2%
Berry Petroleum Corp.	342,303	3,203,956
Black Stone Minerals LP	65,370	930,869
Brigham Minerals, Inc. Class A (b)	98,871	1,967,533
Cabot Oil & Gas Corp.	618,181	10,861,440
Canadian Natural Resources Ltd.	94,359	2,510,590
Carrizo Oil & Gas, Inc. (a)	44,732	384,024
Cimarex Energy Co.	216,939	10,400,056
Concho Resources, Inc.	39,985	2,714,982
ConocoPhillips Co.	648,266	36,938,197
Continental Resources, Inc.	317,076	9,762,770
Devon Energy Corp.	753,318	18,124,831
Diamondback Energy, Inc.	324,143	29,143,697
Encana Corp. (Toronto)	1,279,134	5,860,545
EOG Resources, Inc.	673,281	49,970,916
EQT Corp.	46,940	499,442
Hess Corp.	316,640	19,150,387
Kosmos Energy Ltd.	1,177,231	7,345,921
Lundin Petroleum AB	199,181	5,974,995
Magnolia Oil & Gas Corp. Class A (a)(b)	879,372	9,761,029
Murphy Oil Corp.	85,432	1,888,902
National Energy Services Reunited Corp. (a)	10,751	71,817
Noble Energy, Inc.	964,804	21,669,498
Northern Oil & Gas, Inc. (a)(b)	2,442,967	4,788,215
Parex Resources, Inc. (a)	719,931	11,031,135
Parsley Energy, Inc. Class A	561,481	9,432,881
PDC Energy, Inc. (a)	219,416	6,088,794
Pioneer Natural Resources Co.	298,429	37,533,415
Texas Pacific Land Trust (b)	768	498,870
Viper Energy Partners LP	487,729	13,495,461
		332,005,168
Oil & Gas Refining & Marketing - 18.9%
Delek U.S. Holdings, Inc.	235,248	8,539,502
Marathon Petroleum Corp.	507,597	30,836,518
Par Pacific Holdings, Inc. (a)	328,385	7,506,881
Phillips 66 Co.	365,711	37,448,806
Reliance Industries Ltd.	246,298	4,644,780
Valero Energy Corp.	692,286	59,010,459
World Fuel Services Corp.	10,367	414,058
		148,401,004
Oil & Gas Storage & Transport - 4.1%
Cheniere Energy, Inc. (a)	283,077	17,850,836
Enterprise Products Partners LP	287,493	8,216,550
Golar LNG Ltd.	91,383	1,187,065
Noble Midstream Partners LP (d)	45,454	1,096,350
Scorpio Tankers, Inc.	56,059	1,668,316
Teekay LNG Partners LP	48,379	660,373
The Williams Companies, Inc.	58,921	1,417,639
		32,097,129

TOTAL OIL, GAS & CONSUMABLE FUELS		721,664,890

TOTAL COMMON STOCKS
(Cost $819,456,450)		774,900,007

Money Market Funds - 3.4%
Fidelity Cash Central Fund 1.96% (e)	10,641,260	10,643,388
Fidelity Securities Lending Cash Central Fund 1.96% (e)(f)	15,937,470	15,939,063
TOTAL MONEY MARKET FUNDS
(Cost $26,582,451)		26,582,451
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $846,038,901)		801,482,458
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(15,564,058)
NET ASSETS - 100%		$785,918,400

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,022,770 or 0.3% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,096,350 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	6/21/17	$1,838,614

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$182,389
Fidelity Securities Lending Cash Central Fund	54,641
Total	$237,030

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $15,351,622) — See accompanying schedule: Unaffiliated issuers (cost $819,456,450)	$774,900,007
Fidelity Central Funds (cost $26,582,451)	26,582,451
Total Investment in Securities (cost $846,038,901)		$801,482,458
Receivable for fund shares sold		105,225
Dividends receivable		778,705
Distributions receivable from Fidelity Central Funds		21,466
Other receivables		10,925
Total assets		802,398,779
Liabilities
Payable for fund shares redeemed	$457,221
Other payables and accrued expenses	89,283
Collateral on securities loaned	15,933,875
Total liabilities		16,480,379
Net Assets		$785,918,400
Net Assets consist of:
Paid in capital		$966,087,831
Total accumulated earnings (loss)		(180,169,431)
Net Assets, for 8,101,920 shares outstanding		$785,918,400
Net Asset Value, offering price and redemption price per share ($785,918,400 ÷ 8,101,920 shares)		$97.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$21,905,447
Income from Fidelity Central Funds (including $54,641 from security lending)		237,030
Total income		22,142,477
Expenses
Custodian fees and expenses	$23,541
Independent directors' fees and expenses	5,529
Miscellaneous	11
Total expenses before reductions	29,081
Expense reductions	(921)
Total expenses after reductions		28,160
Net investment income (loss)		22,114,317
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(116,351,633)
Redemptions in-kind with affiliated entities	4,903,607
Fidelity Central Funds	2,140
Foreign currency transactions	(19,965)
Total net realized gain (loss)		(111,465,851)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $69,796)	(241,608,723)
Assets and liabilities in foreign currencies	(3,638)
Total change in net unrealized appreciation (depreciation)		(241,612,361)
Net gain (loss)		(353,078,212)
Net increase (decrease) in net assets resulting from operations		$(330,963,895)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,114,317	$17,489,395
Net realized gain (loss)	(111,465,851)	61,227,627
Change in net unrealized appreciation (depreciation)	(241,612,361)	121,497,647
Net increase (decrease) in net assets resulting from operations	(330,963,895)	200,214,669
Distributions to shareholders	(21,448,701)	–
Distributions to shareholders from net investment income	–	(20,361,801)
Distributions to shareholders from net realized gain	–	(10,516,702)
Total distributions	(21,448,701)	(30,878,503)
Affiliated share transactions
Proceeds from sales of shares	52,526,205	428,772,992
Reinvestment of distributions	21,448,701	30,878,503
Cost of shares redeemed	(176,194,350)	(328,763,579)
Net increase (decrease) in net assets resulting from share transactions	(102,219,444)	130,887,916
Total increase (decrease) in net assets	(454,632,040)	300,224,082
Net Assets
Beginning of period	1,240,550,440	940,326,358
End of period	$785,918,400	$1,240,550,440
Other Information
Distributions in excess of net investment income end of period		$(2,405,832)
Shares
Sold	496,108	3,357,137
Issued in reinvestment of distributions	208,321	245,845
Redeemed	(1,664,520)	(2,493,997)
Net increase (decrease)	(960,091)	1,108,985

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Energy Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$136.90	$118.24	$127.46	$103.49	$154.78
Income from Investment Operations
Net investment income (loss)A	2.55	2.00	2.84B	1.72	2.32
Net realized and unrealized gain (loss)	(39.96)	20.29	(9.52)	23.93	(51.31)
Total from investment operations	(37.41)	22.29	(6.68)	25.65	(48.99)
Distributions from net investment income	(2.30)C	(2.36)C	(2.44)	(1.68)	(2.30)
Distributions from net realized gain	(.19)C	(1.27)C	(.10)	–	–
Total distributions	(2.49)	(3.63)	(2.54)	(1.68)	(2.30)
Net asset value, end of period	$97.00	$136.90	$118.24	$127.46	$103.49
Total ReturnD	(27.41)%	19.16%	(5.20)%	25.02%	(31.92)%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	-%
Expenses net of all reductionsG	-%	-%	-%	-%	-%
Net investment income (loss)	2.38%	1.55%	2.32%B	1.55%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$785,918	$1,240,550	$940,326	$1,004,987	$803,804
Portfolio turnover rateH	54%I	52%I	82%I	105%	70%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $1.32 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Financials Central Fund	6.10%	8.62%	8.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Financials Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,456	Fidelity® Financials Central Fund
$34,674	S&P 500® Index

Fidelity® Financials Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Co-Portfolio Managers Christopher Lee, Samuel Wald and Pierre Sorel:  For the fiscal year, the fund returned 6.10%, trailing the 7.02% advance of the MSCI USA IMI Financials and Real Estate Linked Index but beating the S&P 500. After a steep decline in late 2018, financials stocks rallied in 2019, buoyed by lower corporate tax rates and continued U.S. economic growth. Global trade tensions and lower interest rates, however, tempered returns. Versus the MSCI sector index, security selection and an overweighting in consumer finance, positioning in the financial exchanges & data group and stock picks among diversified banks hurt the fund’s result. Individual disappointments included online broker E*TRADE Financial (-15%), which fell due to low interest rates and pricing pressures, and student lender SLM (-20%), which was hurt by increased competition, an upcoming accounting change, and pre-election rhetoric around loan forgiveness. Conversely, stock picks in regional banks and positioning in the asset management & custody banks group aided relative performance. Multi-line insurer Hartford Financial Services Group (+25%) was a top individual contributor, as it benefited from better pricing trends in property & casualty insurance and prospects related to a recent acquisition.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Financials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Capital One Financial Corp.	5.8
Citigroup, Inc.	5.3
Bank of America Corp.	5.1
The Travelers Companies, Inc.	4.2
Hartford Financial Services Group, Inc.	4.2
JPMorgan Chase & Co.	3.6
Marsh & McLennan Companies, Inc.	3.6
Cboe Global Markets, Inc.	3.0
Wells Fargo & Co.	3.0
Huntington Bancshares, Inc.	2.9
40.7

Top Industries (% of fund's net assets)

As of September 30, 2019
Banks	28.7%
Insurance	19.8%
Equity Real Estate Investment Trusts (Reits)	19.7%
Consumer Finance	12.5%
Capital Markets	11.9%
All Others*	7.4%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Financials Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Banks - 28.7%
Diversified Banks - 18.3%
Bank of America Corp.	5,763,078	$168,108,985
Citigroup, Inc.	2,551,185	176,235,860
JPMorgan Chase & Co.	1,020,570	120,110,883
Piraeus Bank SA (a)	1,386,304	4,653,886
Societe Generale Series A	480,200	13,153,691
State Bank of India (a)	2,674,400	10,251,646
TCS Group Holding PLC:
GDR (b)	269,559	4,717,283
GDR (Reg. S)	457,288	8,002,540
Wells Fargo & Co.	1,944,677	98,089,508
		603,324,282
Regional Banks - 10.4%
Banco Inter SA unit	31,300	427,508
First Horizon National Corp.	1,864,098	30,198,388
Huntington Bancshares, Inc.	6,627,497	94,574,382
KeyCorp	2,951,095	52,647,535
M&T Bank Corp.	247,128	39,038,810
PNC Financial Services Group, Inc.	376,998	52,840,040
Signature Bank	262,146	31,253,046
SunTrust Banks, Inc.	618,735	42,568,968
		343,548,677

TOTAL BANKS		946,872,959

Capital Markets - 11.9%
Asset Management & Custody Banks - 2.6%
Affiliated Managers Group, Inc.	212,470	17,709,375
BlackRock, Inc. Class A	102,914	45,862,595
State Street Corp.	385,084	22,793,122
		86,365,092
Financial Exchanges & Data - 3.0%
Cboe Global Markets, Inc.	857,872	98,578,072
Investment Banking & Brokerage - 6.3%
E*TRADE Financial Corp.	1,209,935	52,862,060
Hamilton Lane, Inc. Class A	211,796	12,063,900
Lazard Ltd. Class A	749,086	26,218,010
Morgan Stanley	2,014,184	85,945,231
Tradeweb Markets, Inc. Class A	77,113	2,851,639
Virtu Financial, Inc. Class A (c)	1,651,531	27,019,047
		206,959,887

TOTAL CAPITAL MARKETS		391,903,051

Consumer Finance - 12.5%
Consumer Finance - 12.5%
Ally Financial, Inc.	677,845	22,477,340
American Express Co.	686,317	81,177,575
Capital One Financial Corp.	2,125,874	193,412,019
OneMain Holdings, Inc.	1,260,911	46,250,215
SLM Corp.	2,639,465	23,293,279
Synchrony Financial	1,376,292	46,917,794
		413,528,222
Diversified Financial Services - 2.0%
Multi-Sector Holdings - 1.6%
Berkshire Hathaway, Inc. Class B (a)	257,236	53,510,233
Other Diversified Financial Services - 0.4%
StepStone Group Holdings LLC (d)(e)(f)	9,063	7,250,000
StepStone Group LP Class A (d)(e)(f)	9,063	7,250,000
		14,500,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		68,010,233

Equity Real Estate Investment Trusts (REITs) - 19.7%
Diversified REITs - 0.3%
VEREIT, Inc.	1,069,937	10,463,984
Health Care REITs - 2.0%
CareTrust (REIT), Inc.	294,925	6,932,212
Healthcare Realty Trust, Inc.	481,722	16,137,687
Ventas, Inc.	392,904	28,693,779
Welltower, Inc.	151,871	13,767,106
		65,530,784
Hotel & Resort REITs - 0.3%
RLJ Lodging Trust	550,654	9,355,611
Industrial REITs - 2.3%
Americold Realty Trust	299,114	11,088,156
Prologis, Inc.	611,391	52,102,741
Terreno Realty Corp.	262,904	13,431,765
		76,622,662
Office REITs - 1.8%
Alexandria Real Estate Equities, Inc.	179,121	27,591,799
Boston Properties, Inc.	145,213	18,828,318
Highwoods Properties, Inc. (SBI)	179,820	8,081,111
Mack-Cali Realty Corp.	167,950	3,637,797
		58,139,025
Residential REITs - 3.4%
AvalonBay Communities, Inc.	125,379	26,997,860
Clipper Realty, Inc.	316,737	3,227,550
Equity Lifestyle Properties, Inc.	117,627	15,714,967
Equity Residential (SBI)	178,471	15,394,908
Essex Property Trust, Inc.	58,959	19,258,957
Invitation Homes, Inc.	455,651	13,491,826
UDR, Inc.	408,898	19,823,375
		113,909,443
Retail REITs - 1.9%
Acadia Realty Trust (SBI)	650,616	18,594,605
National Retail Properties, Inc.	336,226	18,963,146
Simon Property Group, Inc.	39,432	6,137,591
Spirit Realty Capital, Inc.	192,642	9,219,846
Taubman Centers, Inc.	227,397	9,284,620
		62,199,808
Specialized REITs - 7.7%
American Tower Corp.	260,004	57,494,685
Crown Castle International Corp.	365,658	50,830,119
CubeSmart	510,015	17,799,524
Digital Realty Trust, Inc.	102,672	13,327,852
Equinix, Inc.	75,817	43,731,246
Extra Space Storage, Inc.	155,431	18,157,449
Four Corners Property Trust, Inc.	377,503	10,675,785
Outfront Media, Inc.	188,105	5,225,557
VICI Properties, Inc.	632,896	14,335,094
Weyerhaeuser Co.	816,942	22,629,293
		254,206,604

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		650,427,921

Hotels, Restaurants & Leisure - 0.3%
Hotels, Resorts & Cruise Lines - 0.3%
Hilton Grand Vacations, Inc. (a)	107,088	3,426,816
Marriott International, Inc. Class A	57,877	7,198,162
		10,624,978
Insurance - 19.8%
Insurance Brokers - 5.7%
Marsh & McLennan Companies, Inc.	1,196,650	119,724,833
Willis Group Holdings PLC	360,728	69,609,682
		189,334,515
Multi-Line Insurance - 7.0%
American International Group, Inc.	1,668,860	92,955,502
Hartford Financial Services Group, Inc.	2,285,669	138,534,398
		231,489,900
Property & Casualty Insurance - 5.9%
Beazley PLC	3,292,761	25,182,381
FNF Group	641,840	28,504,114
The Travelers Companies, Inc.	937,199	139,352,119
		193,038,614
Reinsurance - 1.2%
Reinsurance Group of America, Inc.	252,712	40,403,595

TOTAL INSURANCE		654,266,624

IT Services - 2.4%
Data Processing & Outsourced Services - 2.4%
GreenSky, Inc. Class A (a)(c)	1,126,372	7,710,016
Visa, Inc. Class A	418,202	71,934,926
		79,644,942
Real Estate Management & Development - 0.9%
Real Estate Development - 0.2%
Howard Hughes Corp. (a)	35,897	4,652,251
Real Estate Operating Company - 0.1%
The RMR Group, Inc.	79,738	3,626,484
Real Estate Services - 0.6%
Jones Lang LaSalle, Inc.	151,387	21,051,876

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		29,330,611

Thrifts & Mortgage Finance - 1.3%
Thrifts & Mortgage Finance - 1.3%
Essent Group Ltd.	624,581	29,773,776
MGIC Investment Corp.	951,919	11,975,141
		41,748,917
TOTAL COMMON STOCKS
(Cost $2,709,685,500)		3,286,358,458

Money Market Funds - 1.2%
Fidelity Cash Central Fund 1.96% (g)	6,466,238	6,467,531
Fidelity Securities Lending Cash Central Fund 1.96% (g)(h)	31,900,798	31,903,988
TOTAL MONEY MARKET FUNDS
(Cost $38,371,519)		38,371,519
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $2,748,057,019)		3,324,729,977
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(22,612,762)
NET ASSETS - 100%		$3,302,117,215

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,717,283 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,500,000 or 0.4% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
StepStone Group Holdings LLC	8/19/19	$7,250,000
StepStone Group LP Class A	8/19/19	$7,250,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,271,890
Fidelity Securities Lending Cash Central Fund	71,516
Total	$1,343,406

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,286,358,458	$3,258,704,767	$13,153,691	$14,500,000
Money Market Funds	38,371,519	38,371,519	--	--
Total Investments in Securities:	$3,324,729,977	$3,297,076,286	$13,153,691	$14,500,000

See accompanying notes which are an integral part of the financial statements.

Fidelity® Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $30,753,609) — See accompanying schedule: Unaffiliated issuers (cost $2,709,685,500)	$3,286,358,458
Fidelity Central Funds (cost $38,371,519)	38,371,519
Total Investment in Securities (cost $2,748,057,019)		$3,324,729,977
Cash		694
Restricted cash		8,274
Foreign currency held at value (cost $8)		8
Receivable for investments sold		7,029,051
Receivable for fund shares sold		450,791
Dividends receivable		5,158,273
Distributions receivable from Fidelity Central Funds		76,743
Other receivables		3,000
Total assets		3,337,456,811
Liabilities
Payable for investments purchased	$1,457,088
Payable for fund shares redeemed	1,948,633
Other payables and accrued expenses	29,627
Collateral on securities loaned	31,904,248
Total liabilities		35,339,596
Net Assets		$3,302,117,215
Net Assets consist of:
Paid in capital		$2,697,251,497
Total accumulated earnings (loss)		604,865,718
Net Assets, for 31,827,847 shares outstanding		$3,302,117,215
Net Asset Value, offering price and redemption price per share ($3,302,117,215 ÷ 31,827,847 shares)		$103.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$85,617,322
Income from Fidelity Central Funds (including $71,516 from security lending)		1,343,406
Total income		86,960,728
Expenses
Custodian fees and expenses	$45,971
Independent directors' fees and expenses	19,287
Interest	2,918
Miscellaneous	38
Total expenses		68,214
Net investment income (loss)		86,892,514
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,590,497
Redemptions in-kind with affiliated entities	36,580,772
Fidelity Central Funds	(260)
Foreign currency transactions	(24,995)
Total net realized gain (loss)		76,146,014
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	30,725,079
Assets and liabilities in foreign currencies	(4,842)
Total change in net unrealized appreciation (depreciation)		30,720,237
Net gain (loss)		106,866,251
Net increase (decrease) in net assets resulting from operations		$193,758,765

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$86,892,514	$71,164,090
Net realized gain (loss)	76,146,014	360,758,594
Change in net unrealized appreciation (depreciation)	30,720,237	(204,279,200)
Net increase (decrease) in net assets resulting from operations	193,758,765	227,643,484
Distributions to shareholders	(231,213,891)	–
Distributions to shareholders from net investment income	–	(61,092,879)
Distributions to shareholders from net realized gain	–	(190,098,519)
Total distributions	(231,213,891)	(251,191,398)
Affiliated share transactions
Proceeds from sales of shares	178,203,434	1,316,467,001
Reinvestment of distributions	231,213,891	251,191,398
Cost of shares redeemed	(707,065,802)	(936,975,564)
Net increase (decrease) in net assets resulting from share transactions	(297,648,477)	630,682,835
Total increase (decrease) in net assets	(335,103,603)	607,134,921
Net Assets
Beginning of period	3,637,220,818	3,030,085,897
End of period	$3,302,117,215	$3,637,220,818
Other Information
Undistributed net investment income end of period		$13,892,579
Shares
Sold	1,817,306	12,423,667
Issued in reinvestment of distributions	2,567,597	2,355,378
Redeemed	(7,068,140)	(8,820,676)
Net increase (decrease)	(2,683,237)	5,958,369

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Financials Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$105.39	$106.12	$84.74	$80.86	$83.90
Income from Investment Operations
Net investment income (loss)A	2.55	2.18	1.70	1.59	1.57
Net realized and unrealized gain (loss)	2.69	5.49	21.29	3.79	(3.30)
Total from investment operations	5.24	7.67	22.99	5.38	(1.73)
Distributions from net investment income	(2.56)B	(1.90)	(1.50)	(1.50)	(1.31)
Distributions from net realized gain	(4.33)B	(6.50)	(.12)	–	–
Total distributions	(6.88)C	(8.40)	(1.61)D	(1.50)	(1.31)
Net asset value, end of period	$103.75	$105.39	$106.12	$84.74	$80.86
Total ReturnE	6.10%	7.23%	27.34%	6.68%	(2.18)%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyH	-%	-%	-%	-%	-%
Expenses net of all reductionsH	-%	-%	-%	-%	-%
Net investment income (loss)	2.57%	2.02%	1.75%	1.94%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$3,302,117	$3,637,221	$3,030,086	$2,544,051	$2,301,182
Portfolio turnover rateI	63%J	48%J	52%J	57%	40%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $6.88 per share is comprised of distributions from net investment income of $2.558 and distributions from net realized gain of $4.325 per share.

 D Total distributions of $1.61 per share is comprised of distributions from net investment income of $1.495 and distributions from net realized gain of $.119 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Health Care Central Fund	(9.51)%	8.46%	16.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Health Care Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$47,902	Fidelity® Health Care Central Fund
$34,674	S&P 500® Index

Fidelity® Health Care Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year ending September 30, 2019, the fund returned -9.51%, behind the -5.09% result of the MSCI U.S. IMI Health Care 25/50 Index. Health care stocks underperformed the broad market S&P 500® index this period amid a resurgence of legal and political rhetoric around the Affordable Care Act (ACA) and the potential for a “Medicare-for-all” scenario. Versus the MSCI sector index, stock selection choices in health care equipment, an overweighting in managed care and positioning in biotechnology were notable pain points. On an individual basis, avoiding index component and large-cap pharma giant Merck hurt more than any other stock decision, as its shares gained roughly 22% on strong sales of its key cancer drug Keytruda®. A slight overweighting in Sarepta Pharmaceuticals (-54%) also hurt, as the stock plunged in August following a negative report by the U.S. Food and Drug Administration on the firm’s drug for Duchenne Muscular Dystrophy (DMD). Conversely, choices in pharmaceuticals helped, including a non-index stake in AstraZeneca (+18%), which was boosted by strong sales of its cancer treatments. An overweighting in Array BioPharma (+216%) was another large relative contributor. Array was acquired by Pfizer in July. The fund did not hold Array at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Health Care Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
UnitedHealth Group, Inc.	7.8
Boston Scientific Corp.	7.1
Roche Holding AG (participation certificate)	6.0
AstraZeneca PLC (United Kingdom)	5.4
Becton, Dickinson & Co.	5.3
Vertex Pharmaceuticals, Inc.	5.1
Stryker Corp.	4.0
Intuitive Surgical, Inc.	3.7
Cigna Corp.	3.6
Eli Lilly & Co.	3.5
51.5

Top Industries (% of fund's net assets)

As of September 30, 2019
Health Care Equipment & Supplies	30.6%
Biotechnology	23.7%
Health Care Providers & Services	22.9%
Pharmaceuticals	18.6%
Life Sciences Tools & Services	2.2%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Health Care Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Biotechnology - 23.4%
Biotechnology - 23.4%
AbbVie, Inc.	400,000	$30,288,000
Acceleron Pharma, Inc. (a)	248,384	9,813,652
Acorda Therapeutics, Inc. (a)	384,129	1,102,450
Alexion Pharmaceuticals, Inc. (a)	520,000	50,928,800
Allakos, Inc. (a)(b)	150,000	11,794,500
Allogene Therapeutics, Inc. (b)	130,000	3,543,150
Alnylam Pharmaceuticals, Inc. (a)	249,984	20,103,713
Amgen, Inc.	250,000	48,377,500
AnaptysBio, Inc. (a)(b)	226,224	7,915,578
Argenx SE ADR (a)	230,678	26,288,065
Ascendis Pharma A/S sponsored ADR (a)	294,304	28,347,361
BeiGene Ltd. ADR (a)(b)	150,000	18,369,000
BELLUS Health, Inc. (a)	384,785	2,458,776
bluebird bio, Inc. (a)(b)	150,000	13,773,000
Blueprint Medicines Corp. (a)	338,697	24,884,069
Cellectis SA sponsored ADR (a)	200,000	2,080,000
FibroGen, Inc. (a)	380,000	14,052,400
Gritstone Oncology, Inc.	172,858	1,492,629
Immunomedics, Inc. (a)(b)	380,000	5,038,800
Insmed, Inc. (a)	500,000	8,820,000
Intercept Pharmaceuticals, Inc. (a)	135,245	8,974,858
Kura Oncology, Inc. (a)	440,000	6,674,800
Morphosys AG (a)	90,000	9,917,455
Neurocrine Biosciences, Inc. (a)	228,000	20,545,080
Principia Biopharma, Inc.	230,807	6,517,990
Sage Therapeutics, Inc. (a)	25,626	3,595,072
Sarepta Therapeutics, Inc. (a)(b)	424,000	31,935,680
Scholar Rock Holding Corp. (a)	32,406	290,034
The Medicines Company (a)(b)	280,000	14,000,000
uniQure B.V. (a)	150,000	5,904,000
Vertex Pharmaceuticals, Inc. (a)	760,000	128,759,200
Viking Therapeutics, Inc. (a)(b)	500,000	3,440,000
Xencor, Inc. (a)	441,957	14,907,210
Zymeworks, Inc. (a)	304,477	7,551,030
		592,483,852
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	230,000	4,701,200
Health Care Equipment & Supplies - 30.6%
Health Care Equipment - 30.2%
Atricure, Inc. (a)	580,000	14,465,200
Becton, Dickinson & Co.	528,000	133,562,880
Boston Scientific Corp. (a)	4,400,000	179,036,000
Danaher Corp.	316,000	45,639,880
Hologic, Inc. (a)	690,000	34,838,100
Insulet Corp. (a)	380,000	62,673,400
Intuitive Surgical, Inc. (a)	175,000	94,487,750
Masimo Corp. (a)	240,000	35,709,600
Penumbra, Inc. (a)(b)	277,965	37,383,513
Shockwave Medical, Inc. (a)	93,361	2,794,295
Stryker Corp.	470,000	101,661,000
Wright Medical Group NV (a)	1,000,000	20,630,000
		762,881,618
Health Care Supplies - 0.4%
Hoya Corp.	124,842	10,224,925

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		773,106,543

Health Care Providers & Services - 22.6%
Health Care Distributors & Services - 0.7%
Covetrus, Inc. (a)(b)	198,647	2,361,913
EBOS Group Ltd.	960,324	15,033,872
		17,395,785
Health Care Facilities - 2.3%
HCA Holdings, Inc.	480,000	57,801,600
Health Care Services - 4.2%
Cigna Corp.	600,000	91,074,000
G1 Therapeutics, Inc. (a)	356,520	8,121,526
Premier, Inc. (a)	230,000	6,651,600
		105,847,126
Managed Health Care - 15.4%
Centene Corp. (a)	1,200,000	51,912,000
HealthEquity, Inc. (a)	240,000	13,714,800
Humana, Inc.	334,000	85,393,780
Molina Healthcare, Inc. (a)	218,000	23,918,960
Notre Dame Intermedica Participacoes SA	1,280,000	16,712,596
UnitedHealth Group, Inc.	912,000	198,195,836
		389,847,972

TOTAL HEALTH CARE PROVIDERS & SERVICES		570,892,483

Health Care Technology - 0.2%
Health Care Technology - 0.2%
Castlight Health, Inc. (a)	689,200	971,772
Castlight Health, Inc. Class B (a)	768,259	1,083,245
Health Catalyst, Inc. (b)	60,000	1,898,400
		3,953,417
Life Sciences Tools & Services - 2.2%
Life Sciences Tools & Services - 2.2%
10X Genomics, Inc. (a)	23,247	1,171,649
Avantor, Inc.	1,080,000	15,876,000
Bruker Corp.	364,396	16,007,916
Lonza Group AG	66,262	22,400,480
		55,456,045
Pharmaceuticals - 18.2%
Pharmaceuticals - 18.2%
AstraZeneca PLC (United Kingdom)	1,530,000	136,612,347
Bristol-Myers Squibb Co.	220,000	11,156,200
Dechra Pharmaceuticals PLC	570,000	19,399,348
Eli Lilly & Co.	780,000	87,227,400
MyoKardia, Inc. (a)	212,100	11,061,015
Recordati SpA	260,000	11,154,112
Roche Holding AG (participation certificate)	522,000	151,987,979
RPI International Holdings LP (c)(d)	41,845	6,527,192
Theravance Biopharma, Inc. (a)(b)	480,162	9,353,556
Turning Point Therapeutics, Inc.	17,574	660,782
Zogenix, Inc. (a)	366,423	14,671,577
		459,811,508
Software - 0.5%
Application Software - 0.5%
Benefitfocus, Inc. (a)(b)	550,000	13,095,500
TOTAL COMMON STOCKS
(Cost $2,051,748,636)		2,473,500,548

Convertible Preferred Stocks - 1.1%
Biotechnology - 0.3%
Biotechnology - 0.3%
BioNTech AG:
Series A (a)(d)	458,586	6,093,498
Series A	122,166	1,623,291
Generation Bio Series B (a)(c)(d)	49,800	452,682
		8,169,471
Health Care Providers & Services - 0.3%
Health Care Services - 0.3%
1Life Healthcare, Inc. Series G (a)(c)(d)	438,101	5,971,317
Pharmaceuticals - 0.4%
Pharmaceuticals - 0.4%
Harmony Biosciences II, Inc.:
Series A (a)(c)(d)	3,606,378	7,068,501
Series C (c)(d)	1,486,194	2,912,940
		9,981,441
Software - 0.1%
Application Software - 0.1%
Outset Medical, Inc.:
Series C (a)(c)(d)	997,101	1,615,304
Series D (a)(c)(d)	482,315	824,759
		2,440,063
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $21,475,187)		26,562,292

Money Market Funds - 3.5%
Fidelity Cash Central Fund 1.96% (e)	38,047,675	38,055,285
Fidelity Securities Lending Cash Central Fund 1.96% (e)(f)	50,408,520	50,413,561
TOTAL MONEY MARKET FUNDS
(Cost $88,468,846)		88,468,846
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $2,161,692,669)		2,588,531,686
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(62,561,466)
NET ASSETS - 100%		$2,525,970,220

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $31,466,193 or 1.2% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,885,246
BioNTech AG Series A	12/29/17	$5,579,683
Generation Bio Series B	2/21/18	$455,456
Harmony Biosciences II, Inc. Series A	9/22/17	$3,606,378
Harmony Biosciences II, Inc. Series C	8/9/19	$2,912,940
Outset Medical, Inc. Series C	4/19/17	$2,583,987
Outset Medical, Inc. Series D	8/20/18	$1,500,000
RPI International Holdings LP	5/21/15 - 3/23/16	$5,567,439

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$786,350
Fidelity Securities Lending Cash Central Fund	389,730
Total	$1,176,080

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,473,500,548	$2,168,148,105	$298,825,251	$6,527,192
Convertible Preferred Stocks	26,562,292	--	7,716,789	18,845,503
Money Market Funds	88,468,846	88,468,846	--	--
Total Investments in Securities:	$2,588,531,686	$2,256,616,951	$306,542,040	$25,372,695

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$27,792,677
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	2,176,275
Cost of Purchases	2,912,940
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(7,509,197)
Ending Balance	$25,372,695
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2019	$2,176,275

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.1%
Switzerland	6.9%
United Kingdom	6.2%
Netherlands	2.0%
Cayman Islands	1.4%
Denmark	1.1%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $49,059,319) — See accompanying schedule: Unaffiliated issuers (cost $2,073,223,823)	$2,500,062,840
Fidelity Central Funds (cost $88,468,846)	88,468,846
Total Investment in Securities (cost $2,161,692,669)		$2,588,531,686
Receivable for investments sold		12,951,456
Receivable for fund shares sold		340,126
Dividends receivable		2,046,942
Distributions receivable from Fidelity Central Funds		63,720
Total assets		2,603,933,930
Liabilities
Payable to custodian bank	$4,393,009
Payable for investments purchased	21,631,474
Payable for fund shares redeemed	1,474,979
Other payables and accrued expenses	51,844
Collateral on securities loaned	50,412,404
Total liabilities		77,963,710
Net Assets		$2,525,970,220
Net Assets consist of:
Paid in capital		$2,082,314,016
Total accumulated earnings (loss)		443,656,204
Net Assets, for 6,174,584 shares outstanding		$2,525,970,220
Net Asset Value, offering price and redemption price per share ($2,525,970,220 ÷ 6,174,584 shares)		$409.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$23,058,245
Income from Fidelity Central Funds (including $389,730 from security lending)		1,176,080
Total income		24,234,325
Expenses
Custodian fees and expenses	$79,632
Independent directors' fees and expenses	16,465
Interest	1,774
Miscellaneous	34
Total expenses before reductions	97,905
Expense reductions	(1,570)
Total expenses after reductions		96,335
Net investment income (loss)		24,137,990
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,264,842
Redemptions in-kind with affiliated entities	39,178,961
Fidelity Central Funds	(4,748)
Foreign currency transactions	41,905
Total net realized gain (loss)		93,480,960
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(422,328,018)
Assets and liabilities in foreign currencies	(20,580)
Total change in net unrealized appreciation (depreciation)		(422,348,598)
Net gain (loss)		(328,867,638)
Net increase (decrease) in net assets resulting from operations		$(304,729,648)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,137,990	$24,430,356
Net realized gain (loss)	93,480,960	358,697,839
Change in net unrealized appreciation (depreciation)	(422,348,598)	303,099,055
Net increase (decrease) in net assets resulting from operations	(304,729,648)	686,227,250
Distributions to shareholders	(175,905,413)	–
Distributions to shareholders from net investment income	–	(23,298,937)
Distributions to shareholders from net realized gain	–	(75,390,756)
Total distributions	(175,905,413)	(98,689,693)
Affiliated share transactions
Proceeds from sales of shares	148,789,485	1,130,407,533
Reinvestment of distributions	175,905,413	98,689,693
Cost of shares redeemed	(664,673,502)	(805,149,604)
Net increase (decrease) in net assets resulting from share transactions	(339,978,604)	423,947,622
Total increase (decrease) in net assets	(820,613,665)	1,011,485,179
Net Assets
Beginning of period	3,346,583,885	2,335,098,706
End of period	$2,525,970,220	$3,346,583,885
Other Information
Undistributed net investment income end of period		$3,486,333
Shares
Sold	352,957	2,775,832
Issued in reinvestment of distributions	453,318	253,161
Redeemed	(1,556,589)	(1,940,103)
Net increase (decrease)	(750,314)	1,088,890

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Health Care Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$483.27	$400.12	$348.64	$326.12	$309.84
Income from Investment Operations
Net investment income (loss)A	3.60	3.66	3.39	2.85	2.36
Net realized and unrealized gain (loss)	(51.19)	95.26	51.07	22.25	15.99
Total from investment operations	(47.59)	98.92	54.46	25.10	18.35
Distributions from net investment income	(3.76)	(3.54)	(2.98)	(2.58)	(2.07)
Distributions from net realized gain	(22.83)	(12.23)	–	–	–
Total distributions	(26.59)	(15.77)	(2.98)	(2.58)	(2.07)
Net asset value, end of period	$409.09	$483.27	$400.12	$348.64	$326.12
Total ReturnB	(9.51)%	25.71%	15.72%	7.73%	5.85%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	.85%	.87%	.95%	.85%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$2,525,970	$3,346,584	$2,335,099	$1,958,248	$1,749,910
Portfolio turnover rateF	45%G	75%G	79%G	68%	97%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Industrials Central Fund	(1.59)%	9.44%	13.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Industrials Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,283	Fidelity® Industrials Central Fund
$34,674	S&P 500® Index

Fidelity® Industrials Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Chad Colman:  For the fiscal year, the fund returned -1.59%, trailing both the 0.88% result of the MSCI U.S. IMI Industrials 25/50 Linked Index and the S&P 500®. Among the 11 S&P 500® sectors, industrials finished with the ninth-best total return, as trade tensions and slowing global economic growth kept a lid on stocks in the group. Versus the MSCI sector index, stock selection in air freight & logistics notably weighed on the fund’s performance, along with positioning in aerospace & defense, construction & engineering, and railroads. At the stock level, a sizable overweighting in Fortive made this stock our largest relative detractor. The provider of professional instrumentation equipment, fuel-management systems and automotive-diagnostic equipment saw its share price return about -18% the past year amid uncertainty about trade with China and a revenue shortfall for the second quarter. An out-of-index position in Canada-based aircraft/train manufacturer Bombardier (-57%), which was not held at period end, also hurt; the company surprised the market with disappointing guidance on its train business. Conversely, stock choices and an underweighting in industrial conglomerates notably lifted relative performance. A sizable overweighting in Ingersoll Rand, a leader in creating comfortable, sustainable and efficient environments, made this stock our top relative contributor. The company reported an upbeat quarter in July, and the market also applauded the company’s merger with Gardner Denver Holdings, announced this spring.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On December 1, 2018, Chad Colman assumed co-management responsibilities for the fund, joining Tobias Welo. On December 31, 2018, former Lead Manager Tobias Welo retired, leaving Chad Colman sole Portfolio Manager of the fund.

Fidelity® Industrials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
The Boeing Co.	9.1
Lockheed Martin Corp.	7.0
Ingersoll-Rand PLC	6.1
Union Pacific Corp.	5.4
Honeywell International, Inc.	5.1
Emerson Electric Co.	5.1
CSX Corp.	4.7
AMETEK, Inc.	4.7
Fortive Corp.	4.5
Caterpillar, Inc.	4.2
55.9

Top Industries (% of fund's net assets)

As of September 30, 2019
Aerospace & Defense	22.6%
Machinery	17.5%
Road & Rail	14.5%
Electrical Equipment	14.3%
Industrial Conglomerates	9.6%
All Others*	21.5%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Industrials Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Aerospace & Defense - 22.6%
Aerospace & Defense - 22.6%
Curtiss-Wright Corp.	78,154	$10,110,783
Harris Corp.	269,610	56,251,430
HEICO Corp. Class A	124,161	12,082,107
Lockheed Martin Corp.	313,674	122,351,680
The Boeing Co.	418,681	159,295,560
United Technologies Corp.	258,798	35,331,103
		395,422,663
Air Freight & Logistics - 1.4%
Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	287,302	24,357,464
Airlines - 4.9%
Airlines - 4.9%
Alaska Air Group, Inc.	356,505	23,140,740
Delta Air Lines, Inc.	973,458	56,071,181
Spirit Airlines, Inc. (a)	184,123	6,683,665
		85,895,586
Building Products - 2.0%
Building Products - 2.0%
Fortune Brands Home & Security, Inc.	644,576	35,258,307
Commercial Services & Supplies - 5.3%
Diversified Support Services - 3.0%
Cintas Corp.	181,428	48,640,847
Healthcare Services Group, Inc. (b)	194,518	4,724,842
		53,365,689
Environmental & Facility Services - 2.3%
Waste Connection, Inc. (United States)	430,472	39,603,424

TOTAL COMMERCIAL SERVICES & SUPPLIES		92,969,113

Electrical Equipment - 14.3%
Electrical Components & Equipment - 14.3%
AMETEK, Inc.	895,032	82,181,838
Emerson Electric Co.	1,334,582	89,230,153
Fortive Corp.	1,145,494	78,535,069
		249,947,060
Industrial Conglomerates - 9.6%
Industrial Conglomerates - 9.6%
Carlisle Companies, Inc.	223,778	32,568,650
General Electric Co.	5,106,370	45,650,948
Honeywell International, Inc.	533,613	90,287,320
		168,506,918
Machinery - 17.5%
Construction Machinery & Heavy Trucks - 4.2%
Caterpillar, Inc.	579,483	73,194,498
Industrial Machinery - 13.3%
Flowserve Corp.	883,658	41,275,665
Gardner Denver Holdings, Inc. (a)	1,205,802	34,112,139
IDEX Corp.	308,771	50,601,391
Ingersoll-Rand PLC	868,510	107,009,117
		232,998,312

TOTAL MACHINERY		306,192,810

Professional Services - 4.2%
Research & Consulting Services - 4.2%
IHS Markit Ltd. (a)	475,554	31,805,052
TransUnion Holding Co., Inc.	526,095	42,671,565
		74,476,617
Road & Rail - 14.5%
Railroads - 10.1%
CSX Corp.	1,194,926	82,772,524
Union Pacific Corp.	579,416	93,853,804
		176,626,328
Trucking - 4.4%
Landstar System, Inc.	246,685	27,771,797
Old Dominion Freight Lines, Inc.	290,189	49,323,424
		77,095,221

TOTAL ROAD & RAIL		253,721,549

Trading Companies & Distributors - 2.3%
Trading Companies & Distributors - 2.3%
HD Supply Holdings, Inc. (a)	1,048,339	41,068,680
TOTAL COMMON STOCKS
(Cost $1,381,147,728)		1,727,816,767

Money Market Funds - 1.7%
Fidelity Cash Central Fund 1.96% (c)	24,302,675	24,307,536
Fidelity Securities Lending Cash Central Fund 1.96% (c)(d)	4,666,090	4,666,556
TOTAL MONEY MARKET FUNDS
(Cost $28,973,992)		28,974,092
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,410,121,720)		1,756,790,859
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(5,216,938)
NET ASSETS - 100%		$1,751,573,921

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$519,256
Fidelity Securities Lending Cash Central Fund	127,483
Total	$646,739

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.8%
Ireland	6.1%
Canada	2.3%
Bermuda	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $4,722,923) — See accompanying schedule: Unaffiliated issuers (cost $1,381,147,728)	$1,727,816,767
Fidelity Central Funds (cost $28,973,992)	28,974,092
Total Investment in Securities (cost $1,410,121,720)		$1,756,790,859
Receivable for fund shares sold		244,517
Dividends receivable		232,058
Distributions receivable from Fidelity Central Funds		45,603
Total assets		1,757,313,037
Liabilities
Payable for fund shares redeemed	$1,057,815
Other payables and accrued expenses	14,765
Collateral on securities loaned	4,666,536
Total liabilities		5,739,116
Net Assets		$1,751,573,921
Net Assets consist of:
Paid in capital		$1,463,993,821
Total accumulated earnings (loss)		287,580,100
Net Assets, for 6,149,754 shares outstanding		$1,751,573,921
Net Asset Value, offering price and redemption price per share ($1,751,573,921 ÷ 6,149,754 shares)		$284.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$28,017,260
Non-Cash dividends		2,076,341
Income from Fidelity Central Funds (including $127,483 from security lending)		646,739
Total income		30,740,340
Expenses
Custodian fees and expenses	$21,889
Independent directors' fees and expenses	10,475
Interest	2,666
Miscellaneous	20
Total expenses before reductions	35,050
Expense reductions	(2,403)
Total expenses after reductions		32,647
Net investment income (loss)		30,707,693
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(58,183,261)
Redemptions in-kind with affiliated entities	22,479,230
Fidelity Central Funds	20
Foreign currency transactions	(60,009)
Total net realized gain (loss)		(35,764,020)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(45,300,558)
Fidelity Central Funds	100
Assets and liabilities in foreign currencies	(2,472)
Total change in net unrealized appreciation (depreciation)		(45,302,930)
Net gain (loss)		(81,066,950)
Net increase (decrease) in net assets resulting from operations		$(50,359,257)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,707,693	$27,306,734
Net realized gain (loss)	(35,764,020)	215,387,204
Change in net unrealized appreciation (depreciation)	(45,302,930)	19,744,350
Net increase (decrease) in net assets resulting from operations	(50,359,257)	262,438,288
Distributions to shareholders	(109,717,666)	–
Distributions to shareholders from net investment income	–	(25,966,468)
Distributions to shareholders from net realized gain	–	(84,959,878)
Total distributions	(109,717,666)	(110,926,346)
Affiliated share transactions
Proceeds from sales of shares	81,238,751	805,879,787
Reinvestment of distributions	109,717,666	110,926,346
Cost of shares redeemed	(433,372,277)	(522,860,800)
Net increase (decrease) in net assets resulting from share transactions	(242,415,860)	393,945,333
Total increase (decrease) in net assets	(402,492,783)	545,457,275
Net Assets
Beginning of period	2,154,066,704	1,608,609,429
End of period	$1,751,573,921	$2,154,066,704
Other Information
Undistributed net investment income end of period		$3,059,442
Shares
Sold	302,752	2,758,582
Issued in reinvestment of distributions	453,644	378,216
Redeemed	(1,560,568)	(1,774,639)
Net increase (decrease)	(804,172)	1,362,159

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Industrials Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$309.76	$287.67	$242.21	$209.67	$216.95
Income from Investment Operations
Net investment income (loss)A	4.63	4.24	4.16	3.47	3.40
Net realized and unrealized gain (loss)	(12.78)	36.93	46.01	32.56	(7.35)
Total from investment operations	(8.15)	41.17	50.17	36.03	(3.95)
Distributions from net investment income	(4.64)	(4.06)	(3.85)	(3.49)	(3.33)
Distributions from net realized gain	(12.15)	(15.02)	(.86)	–	–
Total distributions	(16.79)	(19.08)	(4.71)	(3.49)	(3.33)
Net asset value, end of period	$284.82	$309.76	$287.67	$242.21	$209.67
Total ReturnB	(1.59)%	14.76%	20.91%	17.24%	(1.95)%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	1.69%	1.43%	1.56%	1.50%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$1,751,574	$2,154,067	$1,608,609	$1,376,236	$1,173,665
Portfolio turnover rateF	71%G	65%G	65%G	60%	83%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Information Technology Central Fund	1.67%	18.05%	17.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Information Technology Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$50,486	Fidelity® Information Technology Central Fund
$34,674	S&P 500® Index

Fidelity® Information Technology Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Ali Khan:  For the fiscal year, the fund gained 1.67%, lagging the 7.32% advance of the MSCI U.S. IMI Information Technology 25/50 Index, as well as the S&P 500® index. Despite concerns about a slowing global economy, lower corporate earnings growth and increased trade friction, information technology stocks proved resilient the past 12 months, especially the software & services industry. Versus the MSCI sector index, stock selection detracted most by far, especially my choices in semiconductors and interactive home entertainment. The fund's biggest individual detractor was chip designer Nvidia (-37%). The company announced a major acquisition in March, but approval by regulators in China is pending amid the country's tense trade relations with the United States. Shares of video-game developer Activision Blizzard returned -40%, hampered by disappointing sales in early 2019. Conversely, favorable positioning in technology hardware, storage & peripherals was the largest relative contributor. Shares of Microsoft gained about 24% the past 12 months, and our overweighting here made it the fund's top contributor. Microsoft was the fund's largest holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2018, Ali Khan assumed co-management responsibilities for the fund, joining Lead Manager Charlie Chai. On December 31, 2018, Charlie Chai retired, leaving Ali Khan as sole portfolio manager of the fund.

Fidelity® Information Technology Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Microsoft Corp.	20.8
Apple, Inc.	19.5
Adobe, Inc.	4.9
Analog Devices, Inc.	3.5
Salesforce.com, Inc.	3.5
NVIDIA Corp.	3.2
PayPal Holdings, Inc.	2.7
Citrix Systems, Inc.	1.9
Cognizant Technology Solutions Corp. Class A	1.8
Electronic Arts, Inc.	1.7
63.5

Top Industries (% of fund's net assets)

As of September 30, 2019
Software	39.9%
Technology Hardware, Storage & Peripherals	21.1%
Semiconductors & Semiconductor Equipment	14.7%
IT Services	12.5%
Electronic Equipment & Components	4.6%
All Others*	7.2%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Information Technology Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Electronic Equipment & Components - 4.6%
Electronic Components - 1.1%
Corning, Inc.	1,603,677	$45,736,868
Electronic Equipment & Instruments - 1.7%
Cognex Corp.	551,940	27,116,812
Trimble, Inc. (a)	1,138,753	44,195,004
		71,311,816
Electronic Manufacturing Services - 1.8%
Jabil, Inc.	274,315	9,812,248
TE Connectivity Ltd.	744,441	69,367,012
		79,179,260

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		196,227,944

Entertainment - 1.7%
Interactive Home Entertainment - 1.7%
Electronic Arts, Inc. (a)	744,596	72,836,381
Equity Real Estate Investment Trusts (REITs) - 0.6%
Diversified REITs - 0.6%
Ant International Co. Ltd. Class C (a)(b)(c)	3,805,376	27,132,331
Interactive Media& Services - 1.6%
Interactive Media & Services - 1.6%
Alphabet, Inc. Class A (a)	56,756	69,307,022
IT Services - 12.5%
Data Processing & Outsourced Services - 6.8%
Alliance Data Systems Corp.	141,244	18,097,594
ExlService Holdings, Inc. (a)	169,266	11,334,051
FleetCor Technologies, Inc. (a)	91,357	26,199,360
Global Payments, Inc.	223,012	35,458,908
MasterCard, Inc. Class A	46,879	12,730,930
PayPal Holdings, Inc. (a)	1,112,852	115,280,339
Visa, Inc. Class A	415,575	71,483,056
		290,584,238
Internet Services & Infrastructure - 1.2%
Akamai Technologies, Inc. (a)	564,967	51,626,684
IT Consulting & Other Services - 4.5%
Accenture PLC Class A	52,547	10,107,415
Capgemini SA	543,917	64,086,256
Cognizant Technology Solutions Corp. Class A	1,295,077	78,047,815
DXC Technology Co.	337,283	9,949,849
Gartner, Inc. (a)	226,635	32,406,539
		194,597,874

TOTAL IT SERVICES		536,808,796

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (a)(b)	1,008,062	998,451
Road & Rail - 0.6%
Trucking - 0.6%
Lyft, Inc. (d)	268,856	10,980,079
Uber Technologies, Inc.	489,912	14,181,238
		25,161,317
Semiconductors & Semiconductor Equipment - 14.7%
Semiconductor Equipment - 3.0%
Applied Materials, Inc.	1,386,029	69,162,847
Lam Research Corp.	253,290	58,537,852
SunEdison, Inc. (a)(b)	1,200	0
		127,700,699
Semiconductors - 11.7%
Analog Devices, Inc.	1,340,561	149,780,881
Broadcom, Inc.	61,001	16,840,546
Marvell Technology Group Ltd.	1,258,044	31,413,359
Microchip Technology, Inc. (d)	600,152	55,760,122
Micron Technology, Inc. (a)	1,481,411	63,478,461
NVIDIA Corp.	801,034	139,435,988
Skyworks Solutions, Inc.	588,563	46,643,618
		503,352,975

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		631,053,674

Software - 39.9%
Application Software - 16.6%
Adobe, Inc. (a)	763,149	210,819,911
Autodesk, Inc. (a)	398,632	58,877,946
BlackLine, Inc. (a)	230,238	11,007,679
Box, Inc. Class A (a)	678,218	11,231,290
Citrix Systems, Inc.	840,619	81,136,546
Constellation Software, Inc.	25,390	25,357,420
HubSpot, Inc. (a)	27,204	4,124,398
Instructure, Inc. (a)	343,120	13,292,469
Intuit, Inc.	95,584	25,419,609
Micro Focus International PLC	1,053,722	14,807,109
Parametric Technology Corp. (a)	481,057	32,798,466
Pivotal Software, Inc. (a)	2,082,967	31,077,868
Salesforce.com, Inc. (a)	1,005,331	149,231,334
Slack Technologies, Inc. Class A (a)(d)	402,463	9,550,447
Talend SA ADR (a)(d)	250,536	8,513,213
Workday, Inc. Class A (a)	137,689	23,401,622
Zendesk, Inc. (a)	47,300	3,447,224
		714,094,551
Systems Software - 23.3%
Microsoft Corp.	6,433,359	894,429,902
Palo Alto Networks, Inc. (a)	164,530	33,536,150
Pluralsight, Inc. (a)(d)	1,394,136	23,414,514
Symantec Corp.	2,217,310	52,395,035
		1,003,775,601

TOTAL SOFTWARE		1,717,870,152

Technology Hardware, Storage & Peripherals - 21.1%
Technology Hardware, Storage & Peripherals - 21.1%
Apple, Inc.	3,750,333	839,962,082
Pure Storage, Inc. Class A (a)	361,971	6,131,789
Seagate Technology LLC	451,701	24,296,997
Western Digital Corp.	616,614	36,774,859
		907,165,727
TOTAL COMMON STOCKS
(Cost $3,318,844,461)		4,184,561,795

Money Market Funds - 4.8%
Fidelity Cash Central Fund 1.96% (e)	129,548,519	129,574,429
Fidelity Securities Lending Cash Central Fund 1.96% (e)(f)	74,198,701	74,206,121
TOTAL MONEY MARKET FUNDS
(Cost $203,780,550)		203,780,550
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $3,522,625,011)		4,388,342,345
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(88,878,895)
NET ASSETS - 100%		$4,299,463,450

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,132,331 or 0.6% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$21,348,159

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,544,931
Fidelity Securities Lending Cash Central Fund	286,697
Total	$3,831,628

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$4,184,561,795	$4,127,442,666	$28,988,347	$28,130,782
Money Market Funds	203,780,550	203,780,550	--	--
Total Investments in Securities:	$4,388,342,345	$4,331,223,216	$28,988,347	$28,130,782

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$61,229,798
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(11,137,969)
Cost of Purchases	--
Proceeds of Sales	(21,961,047)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$28,130,782
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2019	$5,155,009

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $73,974,831) — See accompanying schedule: Unaffiliated issuers (cost $3,318,844,461)	$4,184,561,795
Fidelity Central Funds (cost $203,780,550)	203,780,550
Total Investment in Securities (cost $3,522,625,011)		$4,388,342,345
Foreign currency held at value (cost $128,096)		123,259
Receivable for investments sold		8,392,234
Receivable for fund shares sold		565,560
Dividends receivable		1,290,053
Distributions receivable from Fidelity Central Funds		251,083
Other receivables		23,270
Total assets		4,398,987,804
Liabilities
Payable for investments purchased	$22,826,412
Payable for fund shares redeemed	2,452,089
Other payables and accrued expenses	40,144
Collateral on securities loaned	74,205,709
Total liabilities		99,524,354
Net Assets		$4,299,463,450
Net Assets consist of:
Paid in capital		$3,354,319,677
Total accumulated earnings (loss)		945,143,773
Net Assets, for 10,637,172 shares outstanding		$4,299,463,450
Net Asset Value, offering price and redemption price per share ($4,299,463,450 ÷ 10,637,172 shares)		$404.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$44,121,749
Income from Fidelity Central Funds (including $286,697 from security lending)		3,831,628
Total income		47,953,377
Expenses
Custodian fees and expenses	$67,674
Independent directors' fees and expenses	25,790
Interest	3,231
Miscellaneous	46
Total expenses before reductions	96,741
Expense reductions	(2,052)
Total expenses after reductions		94,689
Net investment income (loss)		47,858,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,940,127
Redemptions in-kind with affiliated entities	104,489,006
Fidelity Central Funds	2,628
Foreign currency transactions	(482,214)
Total net realized gain (loss)		186,949,547
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(351,518,435)
Assets and liabilities in foreign currencies	(15,575)
Total change in net unrealized appreciation (depreciation)		(351,534,010)
Net gain (loss)		(164,584,463)
Net increase (decrease) in net assets resulting from operations		$(116,725,775)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,858,688	$39,535,366
Net realized gain (loss)	186,949,547	1,412,260,746
Change in net unrealized appreciation (depreciation)	(351,534,010)	(303,948,832)
Net increase (decrease) in net assets resulting from operations	(116,725,775)	1,147,847,280
Distributions to shareholders	(777,091,120)	–
Distributions to shareholders from net investment income	–	(36,464,862)
Distributions to shareholders from net realized gain	–	(557,750,410)
Total distributions	(777,091,120)	(594,215,272)
Affiliated share transactions
Proceeds from sales of shares	360,133,349	2,068,499,891
Reinvestment of distributions	777,091,120	594,215,272
Cost of shares redeemed	(1,733,610,068)	(1,430,604,144)
Net increase (decrease) in net assets resulting from share transactions	(596,385,599)	1,232,111,019
Total increase (decrease) in net assets	(1,490,202,494)	1,785,743,027
Net Assets
Beginning of period	5,789,665,944	4,003,922,917
End of period	$4,299,463,450	$5,789,665,944
Other Information
Undistributed net investment income end of period		$3,504,985
Shares
Sold	889,424	4,514,165
Issued in reinvestment of distributions	2,460,987	1,380,579
Redeemed	(4,297,390)	(3,113,820)
Net increase (decrease)	(946,979)	2,780,924

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Information Technology Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$499.79	$454.82	$330.24	$260.71	$262.98
Income from Investment Operations
Net investment income (loss)A	4.20	3.67	2.78	2.48	2.24B
Net realized and unrealized gain (loss)	(19.37)	106.41	126.52	69.42	(2.37)
Total from investment operations	(15.17)	110.08	129.30	71.90	(.13)
Distributions from net investment income	(4.33)	(3.34)	(2.67)	(2.37)	(2.14)
Distributions from net realized gain	(76.10)	(61.77)	(2.05)	–	–
Total distributions	(80.43)	(65.11)	(4.72)	(2.37)	(2.14)
Net asset value, end of period	$404.19	$499.79	$454.82	$330.24	$260.71
Total ReturnC	1.67%	26.62%	39.59%	27.68%	(.11)%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %F	.01%	.01%	.01%	.01%
Expenses net of all reductions	- %F	.01%	.01%	.01%	.01%
Net investment income (loss)	1.09%	.78%	.73%	.86%	.81%B
Supplemental Data
Net assets, end of period (000 omitted)	$4,299,463	$5,789,666	$4,003,923	$3,219,282	$2,532,510
Portfolio turnover rateG	51%H	99%H	70%H	99%	138%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.43 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .65%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Materials Central Fund	(9.04)%	1.40%	8.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Materials Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,640	Fidelity® Materials Central Fund
$34,674	S&P 500® Index

Fidelity® Materials Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Richard Malnight:  For the fiscal year, the fund returned -9.04%, considerably trailing the -1.47% result of the MSCI U.S. IMI Materials 25/50 Index, as well as the S&P 500®. Among the 11 sectors in the S&P 500, materials finished with the seventh-best total return the past 12 months, as trade tension and slowing global economic growth kept a lid on stocks in the group. Versus the MSCI sector index, stock selection in specialty chemicals and diversified chemicals, as well as a sizable overweighting in commodity chemicals, all meaningfully detracted. The largest individual relative detractor by a wide margin was a sizable stake in Chemours (-60%). The stock tumbled sharply in May, after the company reported a roughly 31% earnings decline for the first quarter amid lower demand for its titanium dioxide (TiO2) pigment and its fluorochemical refrigerant products. Untimely ownership of Ecolab (+28%) also weighed on the fund’s relative result. Ecolab has a relatively stable business model, providing cleaning supplies to the food service industry and water treatment services to industrial customers. During the period, I established a meaningful, but nonetheless underweighted, stake in Ecolab as part of my effort to reduce risk in the portfolio. Conversely, positioning in construction materials and an underweighting in steel aided relative performance. Among individual holdings, a non-index position in Germany-based industrial gases stock Linde (+8%) was our top contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On November 8, 2019, Jody Simes assumed portfolio management responsibilities for the fund, succeeding Richard Malnight.

Fidelity® Materials Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Linde PLC	14.5
DowDuPont, Inc.	10.6
Air Products & Chemicals, Inc.	6.6
Olin Corp.	5.7
The Chemours Co. LLC	5.5
Sherwin-Williams Co.	5.4
Corteva, Inc.	4.7
Ecolab, Inc.	4.5
Vulcan Materials Co.	4.2
Martin Marietta Materials, Inc.	4.0
65.7

Top Industries (% of fund's net assets)

As of September 30, 2019
Chemicals	66.0%
Containers & Packaging	12.8%
Construction Materials	8.5%
Pharmaceuticals	4.7%
Metals & Mining	4.6%
All Others*	3.4%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Materials Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Chemicals - 66.0%
Commodity Chemicals - 7.7%
Cabot Corp.	33,659	$1,525,426
Olin Corp.	1,337,541	25,038,768
Orion Engineered Carbons SA	342,898	5,729,826
Westlake Chemical Corp.	21,101	1,382,538
		33,676,558
Diversified Chemicals - 18.1%
DowDuPont, Inc.	652,464	46,527,208
Huntsman Corp.	178,771	4,158,213
Ingevity Corp. (a)	58,564	4,968,570
The Chemours Co. LLC	1,623,917	24,261,320
		79,915,311
Fertilizers & Agricultural Chemicals - 1.4%
CF Industries Holdings, Inc.	120,975	5,951,970
Industrial Gases - 21.1%
Air Products & Chemicals, Inc.	132,323	29,357,181
Linde PLC	329,048	63,743,178
		93,100,359
Specialty Chemicals - 17.7%
Ecolab, Inc.	99,146	19,634,874
Element Solutions, Inc. (a)	117,033	1,191,396
International Flavors & Fragrances, Inc. (b)	90,830	11,143,933
PolyOne Corp.	41,062	1,340,674
Sherwin-Williams Co.	43,274	23,795,074
Symrise AG	45,967	4,467,070
Tronox Holdings PLC	1,023,099	8,491,722
W.R. Grace & Co.	119,244	7,960,729
		78,025,472

TOTAL CHEMICALS		290,669,670

Commercial Services & Supplies - 1.3%
Environmental & Facility Services - 1.3%
Waste Connection, Inc. (United States)	60,776	5,591,392
Construction Materials - 8.5%
Construction Materials - 8.5%
Martin Marietta Materials, Inc.	64,719	17,739,478
Summit Materials, Inc. (a)	59,911	1,330,024
Vulcan Materials Co.	121,360	18,354,486
		37,423,988
Containers & Packaging - 12.8%
Metal & Glass Containers - 9.7%
Aptargroup, Inc.	92,703	10,980,670
Ball Corp.	200,408	14,591,706
Crown Holdings, Inc. (a)	263,551	17,410,179
		42,982,555
Paper Packaging - 3.1%
Avery Dennison Corp.	118,764	13,488,027

TOTAL CONTAINERS & PACKAGING		56,470,582

Metals & Mining - 4.6%
Gold - 4.6%
Newmont Goldcorp Corp.	429,280	16,278,298
Royal Gold, Inc.	34,427	4,241,751
		20,520,049
Pharmaceuticals - 4.7%
Pharmaceuticals - 4.7%
Corteva, Inc.	743,436	20,816,208
Trading Companies & Distributors - 1.5%
Trading Companies & Distributors - 1.5%
Univar, Inc. (a)	324,162	6,729,603
TOTAL COMMON STOCKS
(Cost $441,952,231)		438,221,492

Money Market Funds - 3.1%
Fidelity Cash Central Fund 1.96% (c)	2,281,816	2,282,273
Fidelity Securities Lending Cash Central Fund 1.96% (c)(d)	11,193,824	11,194,943
TOTAL MONEY MARKET FUNDS
(Cost $13,477,216)		13,477,216
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $455,429,447)		451,698,708
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(11,073,142)
NET ASSETS - 100%		$440,625,566

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$82,059
Fidelity Securities Lending Cash Central Fund	54,710
Total	$136,769

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.0%
Ireland	14.5%
United Kingdom	1.9%
Luxembourg	1.3%
Canada	1.3%
Germany	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $11,143,933) — See accompanying schedule: Unaffiliated issuers (cost $441,952,231)	$438,221,492
Fidelity Central Funds (cost $13,477,216)	13,477,216
Total Investment in Securities (cost $455,429,447)		$451,698,708
Foreign currency held at value (cost $3)		3
Receivable for fund shares sold		72,138
Dividends receivable		380,846
Distributions receivable from Fidelity Central Funds		4,864
Total assets		452,156,559
Liabilities
Payable to custodian bank	$10,697
Payable for fund shares redeemed	312,560
Other payables and accrued expenses	12,938
Collateral on securities loaned	11,194,798
Total liabilities		11,530,993
Net Assets		$440,625,566
Net Assets consist of:
Paid in capital		$486,452,879
Total accumulated earnings (loss)		(45,827,313)
Net Assets, for 2,270,904 shares outstanding		$440,625,566
Net Asset Value, offering price and redemption price per share ($440,625,566 ÷ 2,270,904 shares)		$194.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$10,011,909
Income from Fidelity Central Funds (including $54,710 from security lending)		136,769
Total income		10,148,678
Expenses
Custodian fees and expenses	$17,784
Independent directors' fees and expenses	2,776
Miscellaneous	5
Total expenses		20,565
Net investment income (loss)		10,128,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(35,697,866)
Redemptions in-kind with affiliated entities	2,891,939
Fidelity Central Funds	146
Foreign currency transactions	32,345
Total net realized gain (loss)		(32,773,436)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(27,839,253)
Assets and liabilities in foreign currencies	(6,693)
Total change in net unrealized appreciation (depreciation)		(27,845,946)
Net gain (loss)		(60,619,382)
Net increase (decrease) in net assets resulting from operations		$(50,491,269)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,128,113	$10,599,756
Net realized gain (loss)	(32,773,436)	71,373,247
Change in net unrealized appreciation (depreciation)	(27,845,946)	(93,940,563)
Net increase (decrease) in net assets resulting from operations	(50,491,269)	(11,967,560)
Distributions to shareholders	(46,771,503)	–
Distributions to shareholders from net investment income	–	(9,590,869)
Distributions to shareholders from net realized gain	–	(27,989,724)
Total distributions	(46,771,503)	(37,580,593)
Affiliated share transactions
Proceeds from sales of shares	27,873,938	242,088,015
Reinvestment of distributions	46,771,503	37,580,593
Cost of shares redeemed	(95,167,903)	(145,554,862)
Net increase (decrease) in net assets resulting from share transactions	(20,522,462)	134,113,746
Total increase (decrease) in net assets	(117,785,234)	84,565,593
Net Assets
Beginning of period	558,410,800	473,845,207
End of period	$440,625,566	$558,410,800
Other Information
Undistributed net investment income end of period		$1,692,230
Shares
Sold	140,622	952,669
Issued in reinvestment of distributions	258,092	145,744
Redeemed	(476,014)	(569,787)
Net increase (decrease)	(77,300)	528,626

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Materials Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$237.80	$260.41	$213.34	$188.48	$229.95
Income from Investment Operations
Net investment income (loss)A	4.25	4.94	4.24	4.48	4.34
Net realized and unrealized gain (loss)	(27.55)	(7.93)	46.66	24.73	(41.59)
Total from investment operations	(23.30)	(2.99)	50.90	29.21	(37.25)
Distributions from net investment income	(4.64)	(4.54)	(3.83)	(4.35)	(4.22)
Distributions from net realized gain	(15.83)	(15.08)	–	–	–
Total distributions	(20.47)	(19.62)	(3.83)	(4.35)	(4.22)
Net asset value, end of period	$194.03	$237.80	$260.41	$213.34	$188.48
Total ReturnB	(9.04)%	(1.66)%	24.05%	15.62%	(16.46)%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	.01%	- %E	- %E
Expenses net of fee waivers, if any	- %E	- %E	.01%	- %E	- %E
Expenses net of all reductions	- %E	- %E	.01%	- %E	- %E
Net investment income (loss)	2.13%	1.92%	1.80%	2.21%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$440,626	$558,411	$473,845	$400,862	$358,642
Portfolio turnover rateF	74%G	78%G	54%G	56%	72%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Real Estate Equity Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Life of fundA
Fidelity® Real Estate Equity Central Fund	18.98%	8.55%

 A From November 3, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Equity Central Fund on November 3, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,960	Fidelity® Real Estate Equity Central Fund
$16,330	S&P 500® Index

Fidelity® Real Estate Equity Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Samuel Wald:  For the fiscal year, the fund gained 18.98%, modestly outpacing the 18.42% advance of the FTSE NAREIT Equity REITs Index, while significantly topping the S&P 500®. Versus the FTSE NAREIT index, security selection in the retail and industrial/office categories contributed most, followed by an underweighting in the weak hotels segment. Conversely, the biggest detractors were our picks in diversified, hotels and real-estate related. Individually, the biggest relative contributor was Simon Property Group (-7%). I chose to significantly underweight this large mall real estate investment trust (REIT) primarily because of the challenging market backdrop for retail property owners. The fund also benefited from avoiding another mall owner, benchmark component Macerich (-38%). It helped to overweight Taubman Centers (-28%) and Urban Edge Properties (-6%). Also contributing was our underweight in and eventual sale of Host Hotels & Resorts (-16%) and lacking exposure to benchmark component Park Hotels & Resorts (-17%). Owners of hotel properties often struggled on concern about moderating economic growth and growing supply in certain markets. That positive impact, however, was partly mitigated by an overweighting in hotel REIT RLJ Lodging Trust (-14%). Elsewhere, overweighting Equinix (+36%), one of our largest holdings on September 30, contributed to returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Real Estate Equity Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Prologis, Inc.	7.6
Equinix, Inc.	7.3
Ventas, Inc.	5.0
AvalonBay Communities, Inc.	4.8
Alexandria Real Estate Equities, Inc.	4.1
Essex Property Trust, Inc.	3.5
UDR, Inc.	3.4
Welltower, Inc.	3.2
Equity Residential (SBI)	3.0
National Retail Properties, Inc.	3.0
44.9

Top Five REIT Sectors as of September 30, 2019

% of fund's net assets
REITs - Apartments	16.9
REITs - Diversified	16.0
REITs - Health Care	12.2
REITs - Office Property	12.2
REITs - Warehouse/Industrial	11.0

Asset Allocation (% of fund's net assets)

As of September 30, 2019
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

Fidelity® Real Estate Equity Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.3%
REITs - Apartments - 16.9%
AvalonBay Communities, Inc.	101,150	$21,780,630
Equity Residential (SBI)	159,700	13,775,722
Essex Property Trust, Inc.	48,200	15,744,530
Invitation Homes, Inc.	347,100	10,277,631
UDR, Inc.	315,300	15,285,744
		76,864,257
REITs - Diversified - 16.0%
Clipper Realty, Inc.	64,200	654,198
Crown Castle International Corp.	34,200	4,754,142
Digital Realty Trust, Inc.	70,000	9,086,700
Duke Realty Corp.	316,400	10,748,108
Equinix, Inc.	57,500	33,166,000
Outfront Media, Inc.	142,000	3,944,760
VICI Properties, Inc.	462,000	10,464,300
		72,818,208
REITs - Health Care - 12.2%
CareTrust (REIT), Inc.	227,900	5,356,790
Healthcare Realty Trust, Inc.	374,100	12,532,350
Ventas, Inc.	313,100	22,865,693
Welltower, Inc.	161,950	14,680,768
		55,435,601
REITs - Hotels - 2.5%
RLJ Lodging Trust	394,600	6,704,254
Sunstone Hotel Investors, Inc.	328,300	4,510,842
		11,215,096
REITs - Management/Investment - 4.9%
CoreSite Realty Corp.	30,800	3,752,980
National Retail Properties, Inc.	241,100	13,598,040
Weyerhaeuser Co.	173,300	4,800,410
		22,151,430
REITs - Manufactured Homes - 2.8%
Equity Lifestyle Properties, Inc.	93,276	12,461,674
REITs - Office Property - 12.2%
Alexandria Real Estate Equities, Inc.	120,900	18,623,436
Boston Properties, Inc.	97,500	12,641,850
Douglas Emmett, Inc.	169,300	7,251,119
Highwoods Properties, Inc. (SBI)	135,200	6,075,888
Mack-Cali Realty Corp.	107,200	2,321,952
VEREIT, Inc.	863,600	8,446,008
		55,360,253
REITs - Regional Malls - 3.4%
Simon Property Group, Inc.	59,150	9,206,698
Taubman Centers, Inc.	146,500	5,981,595
		15,188,293
REITs - Shopping Centers - 4.0%
Acadia Realty Trust (SBI)	205,838	5,882,850
DDR Corp.	445,850	6,736,794
Urban Edge Properties	283,150	5,603,539
		18,223,183
REITs - Single Tenant - 4.1%
Agree Realty Corp.	47,900	3,503,885
Four Corners Property Trust, Inc.	293,600	8,303,008
Spirit Realty Capital, Inc.	142,260	6,808,564
		18,615,457
REITs - Storage - 6.3%
CubeSmart	363,000	12,668,700
Extra Space Storage, Inc.	102,700	11,997,414
Public Storage	16,000	3,924,320
		28,590,434
REITs - Warehouse/Industrial - 11.0%
Americold Realty Trust	221,900	8,225,833
Prologis, Inc.	407,881	34,759,615
Terreno Realty Corp.	139,663	7,135,383
		50,120,831

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		437,044,717

Hotels, Restaurants & Leisure - 1.4%
Hotels, Resorts & Cruise Lines - 1.4%
Hilton Grand Vacations, Inc. (a)	69,900	2,236,800
Marriott International, Inc. Class A	35,200	4,377,824
		6,614,624
Media - 0.1%
Advertising - 0.1%
Clear Channel Outdoor Holdings, Inc. (a)	209,500	527,940
Real Estate Management & Development - 0.5%
Real Estate Services - 0.5%
Jones Lang LaSalle, Inc.	15,800	2,197,148
TOTAL COMMON STOCKS
(Cost $403,801,401)		446,384,429

Money Market Funds - 1.4%
Fidelity Cash Central Fund 1.96% (b)
(Cost $6,157,420)	6,156,293	6,157,524
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $409,958,821)		452,541,953
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,360,394
NET ASSETS - 100%		$453,902,347

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$79,053
Fidelity Securities Lending Cash Central Fund	1,817
Total	$80,870

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Real Estate Equity Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $403,801,401)	$446,384,429
Fidelity Central Funds (cost $6,157,420)	6,157,524
Total Investment in Securities (cost $409,958,821)		$452,541,953
Receivable for investments sold		1,139,742
Receivable for fund shares sold		146,777
Dividends receivable		1,898,656
Distributions receivable from Fidelity Central Funds		16,497
Total assets		455,743,625
Liabilities
Payable for investments purchased	$1,533,846
Payable for fund shares redeemed	300,176
Other payables and accrued expenses	7,256
Total liabilities		1,841,278
Net Assets		$453,902,347
Net Assets consist of:
Paid in capital		$410,903,992
Total accumulated earnings (loss)		42,998,355
Net Assets, for 3,647,888 shares outstanding		$453,902,347
Net Asset Value, offering price and redemption price per share ($453,902,347 ÷ 3,647,888 shares)		$124.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$6,504,870
Income from Fidelity Central Funds (including $1,817 from security lending)		80,870
Total income		6,585,740
Expenses
Custodian fees and expenses	$10,909
Independent directors' fees and expenses	899
Miscellaneous	1
Total expenses before reductions	11,809
Expense reductions	(181)
Total expenses after reductions		11,628
Net investment income (loss)		6,574,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(652,310)
Fidelity Central Funds	(102)
Foreign currency transactions	(22)
Total net realized gain (loss)		(652,434)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	30,902,864
Fidelity Central Funds	104
Total change in net unrealized appreciation (depreciation)		30,902,968
Net gain (loss)		30,250,534
Net increase (decrease) in net assets resulting from operations		$36,824,646

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,574,112	$4,401,769
Net realized gain (loss)	(652,434)	1,135,082
Change in net unrealized appreciation (depreciation)	30,902,968	(1,174,470)
Net increase (decrease) in net assets resulting from operations	36,824,646	4,362,381
Distributions to shareholders	(7,127,321)	–
Distributions to shareholders from net investment income	–	(3,610,543)
Distributions to shareholders from net realized gain	–	(4,488,742)
Total distributions	(7,127,321)	(8,099,285)
Affiliated share transactions
Proceeds from sales of shares	302,970,039	14,225,887
Reinvestment of distributions	7,127,321	8,099,285
Cost of shares redeemed	(12,596,003)	(19,031,721)
Net increase (decrease) in net assets resulting from share transactions	297,501,357	3,293,451
Total increase (decrease) in net assets	327,198,682	(443,453)
Net Assets
Beginning of period	126,703,665	127,147,118
End of period	$453,902,347	$126,703,665
Other Information
Undistributed net investment income end of period		$1,214,307
Shares
Sold	2,536,940	134,471
Issued in reinvestment of distributions	66,669	75,088
Redeemed	(110,408)	(181,813)
Net increase (decrease)	2,493,201	27,746

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Equity Central Fund

Years ended September 30,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$109.73	$112.82	$113.15	$95.92	$100.00
Income from Investment Operations
Net investment income (loss)B	3.92	3.84	3.00	3.03	2.53
Net realized and unrealized gain (loss)	15.85	.13	(.91)	17.03	(4.24)
Total from investment operations	19.77	3.97	2.09	20.06	(1.71)
Distributions from net investment income	(3.16)	(3.16)C	(2.29)	(2.83)	(2.37)
Distributions from net realized gain	(1.91)	(3.90)C	(.12)	–	–
Total distributions	(5.07)	(7.06)	(2.42)D	(2.83)	(2.37)
Net asset value, end of period	$124.43	$109.73	$112.82	$113.15	$95.92
Total ReturnE,F	18.98%	3.73%	1.95%	21.08%	(1.81)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.01%	.01%	.01%	.01%	.01%I
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%I
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%I
Net investment income (loss)	3.44%	3.59%	2.72%	2.86%	2.71%I
Supplemental Data
Net assets, end of period (000 omitted)	$453,902	$126,704	$127,147	$173,787	$251,215
Portfolio turnover rateJ	37%	47%	64%	69%	62%I

 A For the period November 3, 2014 (commencement of operations) to September 30, 2015.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $2.294 and distributions from net realized gain of $.124 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities Central Fund	20.12%	11.80%	13.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,764	Fidelity® Utilities Central Fund
$34,674	S&P 500® Index

Fidelity® Utilities Central Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.25% for the 12 months ending September 30, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, volatility spiked and the index sunk as trade negotiations between the U.S. and China broke down and tit-for-tat tariff fighting ensued. The bull market roared back in June and recorded a series of highs in July, when the Fed, affirming a dovish shift in policy, cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+27%), real estate (+25%) and consumer staples (+17%). Information technology rose about 9%, boosted by software & services (+14%), the market’s largest industry. Communication services stocks gained roughly 6%. In contrast, energy (-19%) was by far the weakest sector – slipping on lower oil prices – followed by health care (-4%) and industrials (+1%). Other laggards included consumer discretionary (+2%), materials (+3%) and financials (+4%).

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year, the fund gained 20.12%, notably lagging the 25.61% advance of the sector benchmark, the MSCI U.S. IMI Utilities 25/50 Index, but handily outpacing the S&P® 500 index. After finishing 2018 on a high note as the best-performing sector within the S&P 500, utilities stocks posted steady gains the past 12 months. As volatility increased in 2019, stoked by trade tensions and slowing global economic growth, utilities delivered strong results compared to other segments of the market during the period. Versus the MSCI index, security selection among electric utilities detracted the most by far, followed by oil & gas storage & transportation stocks to a much lesser degree. The fund's biggest individual detractor was California-based electric utility PG&E (-86%), hampered by an estimated $30 billion in liabilities resulting from the state's catastrophic wildfires in 2017 and 2018. Ultimately, I sold this position within the portfolio prior to period end. Also detracting was an out-of-benchmark position in the shares of liquefied natural gas exporter Cheniere Energy (-10%) where weak energy prices weighed heavily on the stock. The fund's stake in unregulated nuclear power producer Exelon (-14%) also hindered relative performance the past 12 months due to milder weather that resulted in lower power prices for much of the reporting period. Conversely, favorable stock selection, coupled with an underweighting in the gas utilities segment, added value. Here, the fund's holding in SCANA (+24%), was the top contributor. The firm was acquired in January by Dominion Energy, another fund holding and its largest position at period end, on both an absolute and relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Utilities Central Fund

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Dominion Energy, Inc.	11.0
Exelon Corp.	9.1
Southern Co.	8.5
Sempra Energy	7.8
Edison International	6.9
Entergy Corp.	4.9
FirstEnergy Corp.	4.9
CenterPoint Energy, Inc.	4.8
Public Service Enterprise Group, Inc.	4.7
NextEra Energy, Inc.	4.7
67.3

Top Industries (% of fund's net assets)

As of September 30, 2019
Electric Utilities	54.3%
Multi-Utilities	30.3%
Independent Power and Renewable Electricity Producers	8.3%
Gas Utilities	5.0%
Oil, Gas & Consumable Fuels	1.0%
All Others*	1.1%

* Includes short-term investments and net other assets (liabilities).

Fidelity® Utilities Central Fund

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Electric Utilities - 54.3%
Electric Utilities - 54.3%
American Electric Power Co., Inc.	36,826	$3,450,228
Duke Energy Corp.	300,843	28,838,810
Edison International	589,144	44,433,240
Entergy Corp.	269,727	31,655,161
Evergy, Inc.	317,486	21,131,868
Exelon Corp.	1,212,364	58,569,305
FirstEnergy Corp.	648,907	31,296,785
NextEra Energy, Inc.	129,439	30,157,993
PPL Corp.	557,142	17,544,402
Southern Co.	876,855	54,163,333
Vistra Energy Corp.	1,019,139	27,241,585
		348,482,710
Gas Utilities - 5.0%
Gas Utilities - 5.0%
Atmos Energy Corp.	139,691	15,909,408
South Jersey Industries, Inc.	152,175	5,008,079
Southwest Gas Holdings, Inc.	23,777	2,164,658
UGI Corp.	181,712	9,134,662
		32,216,807
Independent Power and Renewable Electricity Producers - 8.3%
Independent Power Producers & Energy Traders - 4.9%
NRG Energy, Inc.	411,203	16,283,639
NRG Yield, Inc. Class C	182,235	3,325,789
The AES Corp.	723,139	11,816,091
		31,425,519
Renewable Electricity - 3.4%
Atlantica Yield PLC	382,991	9,226,253
NextEra Energy Partners LP (a)	233,375	12,331,535
		21,557,788

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		52,983,307

Multi-Utilities - 30.3%
Multi-Utilities - 30.3%
Avangrid, Inc.	103,319	5,398,418
CenterPoint Energy, Inc.	1,026,928	30,992,687
CMS Energy Corp.	78,935	5,047,893
Dominion Energy, Inc.	873,804	70,813,076
Public Service Enterprise Group, Inc.	486,799	30,220,482
Sempra Energy	337,615	49,835,350
WEC Energy Group, Inc.	23,777	2,261,193
		194,569,099
Oil, Gas & Consumable Fuels - 1.0%
Oil & Gas Storage & Transport - 1.0%
Cheniere Energy, Inc. (b)	101,101	6,375,429
Water Utilities - 0.8%
Water Utilities - 0.8%
American Water Works Co., Inc.	10,300	1,279,569
SJW Corp.	52,485	3,584,201
		4,863,770
TOTAL COMMON STOCKS
(Cost $484,788,945)		639,491,122

Money Market Funds - 1.0%
Fidelity Securities Lending Cash Central Fund 1.96% (c)(d)
(Cost $6,494,900)	6,494,251	6,494,900
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $491,283,845)		645,986,022
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(4,727,142)
NET ASSETS - 100%		$641,258,880

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$95,420
Fidelity Securities Lending Cash Central Fund	10,011
Total	$105,431

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $6,414,776) — See accompanying schedule: Unaffiliated issuers (cost $484,788,945)	$639,491,122
Fidelity Central Funds (cost $6,494,900)	6,494,900
Total Investment in Securities (cost $491,283,845)		$645,986,022
Receivable for investments sold		4,365,820
Receivable for fund shares sold		82,653
Dividends receivable		1,132,576
Distributions receivable from Fidelity Central Funds		3,668
Other receivables		707
Total assets		651,571,446
Liabilities
Payable to custodian bank	$3,453,612
Payable for fund shares redeemed	358,095
Other payables and accrued expenses	5,959
Collateral on securities loaned	6,494,900
Total liabilities		10,312,566
Net Assets		$641,258,880
Net Assets consist of:
Paid in capital		$472,918,529
Total accumulated earnings (loss)		168,340,351
Net Assets, for 3,133,118 shares outstanding		$641,258,880
Net Asset Value, offering price and redemption price per share ($641,258,880 ÷ 3,133,118 shares)		$204.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$20,296,635
Income from Fidelity Central Funds (including $10,011 from security lending)		105,431
Total income		20,402,066
Expenses
Custodian fees and expenses	$11,375
Independent directors' fees and expenses	3,486
Interest	2,428
Miscellaneous	7
Total expenses		17,296
Net investment income (loss)		20,384,770
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,903,769
Redemptions in-kind with affiliated entities	8,391,239
Fidelity Central Funds	191
Foreign currency transactions	(922)
Total net realized gain (loss)		30,294,277
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	64,379,748
Assets and liabilities in foreign currencies	(259)
Total change in net unrealized appreciation (depreciation)		64,379,489
Net gain (loss)		94,673,766
Net increase (decrease) in net assets resulting from operations		$115,058,536

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,384,770	$16,627,429
Net realized gain (loss)	30,294,277	71,733,141
Change in net unrealized appreciation (depreciation)	64,379,489	(17,662,873)
Net increase (decrease) in net assets resulting from operations	115,058,536	70,697,697
Distributions to shareholders	(64,825,667)	–
Distributions to shareholders from net investment income	–	(15,349,761)
Distributions to shareholders from net realized gain	–	(31,029,277)
Total distributions	(64,825,667)	(46,379,038)
Affiliated share transactions
Proceeds from sales of shares	33,515,922	207,343,028
Reinvestment of distributions	64,825,667	46,379,038
Cost of shares redeemed	(132,752,802)	(153,927,139)
Net increase (decrease) in net assets resulting from share transactions	(34,411,213)	99,794,927
Total increase (decrease) in net assets	15,821,656	124,113,586
Net Assets
Beginning of period	625,437,224	501,323,638
End of period	$641,258,880	$625,437,224
Other Information
Undistributed net investment income end of period		$2,669,884
Shares
Sold	180,024	1,181,944
Issued in reinvestment of distributions	366,089	263,771
Redeemed	(698,878)	(866,220)
Net increase (decrease)	(152,765)	579,495

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Utilities Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$190.34	$185.24	$162.92	$144.05	$155.14
Income from Investment Operations
Net investment income (loss)A	6.15	5.36	5.08	4.73	4.36
Net realized and unrealized gain (loss)	28.46	16.04	21.62	18.44	(11.35)
Total from investment operations	34.61	21.40	26.70	23.17	(6.99)
Distributions from net investment income	(6.20)	(5.04)	(4.38)	(4.30)	(4.10)
Distributions from net realized gain	(14.08)	(11.25)	–	–	–
Total distributions	(20.28)	(16.30)B	(4.38)	(4.30)	(4.10)
Net asset value, end of period	$204.67	$190.34	$185.24	$162.92	$144.05
Total ReturnC	20.12%	12.46%	16.66%	16.23%	(4.66)%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	-%
Expenses net of all reductionsF	-%	-%	-%	-%	-%
Net investment income (loss)	3.28%	2.95%	2.96%	3.03%	2.78%
Supplemental Data
Net assets, end of period (000 omitted)	$641,259	$625,437	$501,324	$463,043	$406,258
Portfolio turnover rateG	75%H	112%H	47%H	76%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $16.30 per share is comprised of distributions from net investment income of $5.043 and distributions from net realized gain of $11.253 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2019

1. Organization.

Fidelity Communication Services Central Fund (Communication Services)(formerly Fidelity Telecom Services Central Fund), Fidelity Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Real Estate Equity Central Fund (Real Estate Equity), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). All of the Funds are non-diversified, with the exception of Financials and Health Care. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2019, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Energy is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for certain funds. In addition, certain funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Communication Services	$1,524,938,075	$212,392,774	$(51,325,021)	$161,067,753
Consumer Discretionary	1,338,946,262	593,117,270	(35,504,353)	557,612,917
Consumer Staples	1,158,544,777	243,346,661	(119,921,833)	123,424,828
Energy	856,191,901	45,183,911	(99,893,354)	(54,709,443)
Financials	2,761,151,498	612,558,963	(48,980,484)	563,578,479
Health Care	2,171,140,600	547,821,760	(130,430,674)	417,391,086
Industrials	1,465,012,777	358,798,316	(67,020,234)	291,778,082
Information Technology	3,533,330,255	945,015,114	(90,003,024)	855,012,090
Materials	459,297,835	51,589,127	(59,188,254)	(7,599,127)
Real Estate Equity	411,380,539	46,079,043	(4,917,629)	41,161,414
Utilities	491,838,401	154,679,435	(531,814)	154,147,621

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Communication Services	$47,052,802	$6,359,254	$–	$161,067,872
Consumer Discretionary	3,163,337	45,192,732	–	557,610,695
Consumer Staples	5,192,242	–	(21,311,796)	123,412,276
Energy	1,870,033	–	(123,838,755)	(58,127,468)
Financials	10,737,432	30,553,230	–	563,575,055
Health Care	6,451,736	19,831,733	–	417,372,735
Industrials	3,127,185	–	(7,324,188)	291,777,104
Information Technology	4,050,508	86,093,648	–	854,999,618
Materials	933,605	–	(39,152,901)	(7,608,016)
Real Estate Equity	2,265,913	–	(428,971)	41,161,414
Utilities	2,854,554	18,648,072	–	154,146,929

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Consumer Staples	(21,311,796)	(–)	(21,311,796)
Energy	(51,456,723)	(72,382,032)	(123,838,755)
Industrials	(7,324,188)	(–)	(7,324,188)
Materials	(35,834,711)	(3,318,190)	(39,152,901)
Real Estate Equity	(428,971)	(–)	(428,971)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to September 30, 2019. Loss deferrals were as follows:

Capital losses
Utilities	$(7,309,203)

The tax character of distributions paid was as follows:

September 30, 2019
	Ordinary Income	Long-term Capital Gains	Total
Communication Services	$10,784,201	$568,700	$11,352,901
Consumer Discretionary	22,285,267	57,612,607	79,897,874
Consumer Staples	35,855,341	96,468,537	132,323,878
Energy	21,448,701	–	21,448,701
Financials	86,430,398	144,783,493	231,213,891
Health Care	37,322,872	138,582,541	175,905,413
Industrials	30,597,109	79,120,557	109,717,666
Information Technology	47,346,297	729,744,823	777,091,120
Materials	10,891,184	35,880,319	46,771,503
Real Estate Equity	4,921,589	2,205,732	7,127,321
Utilities	29,087,601	35,738,066	64,825,667

September 30, 2018
	Ordinary Income	Long-term Capital Gains	Total
Communication Services	$18,751,073	$24,554,299	$43,305,372
Consumer Discretionary	23,569,557	88,405,008	111,974,565
Consumer Staples	42,170,256	97,604,846	139,775,102
Energy	26,596,631	4,281,872	30,878,503
Financials	64,370,440	186,820,958	251,191,398
Health Care	29,803,987	68,885,706	98,689,693
Industrials	35,231,733	75,694,613	110,926,346
Information Technology	276,897,718	317,317,554	594,215,272
Materials	14,575,645	23,004,948	37,580,593
Real Estate Equity	3,701,515	4,397,770	8,099,285
Utilities	19,858,147	26,520,891	46,379,038

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Financials invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, Financials held an investment of $14,508,274 in this Subsidiary, representing .44% of Financials net assets. The financial statements have been consolidated and include accounts of Financials and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Communication Services	1,473,467,481	1,342,049,075
Consumer Discretionary	884,054,818	1,076,307,377
Consumer Staples	453,119,961	552,317,009
Energy	495,403,884	554,933,770
Financials	2,079,084,937	2,309,021,685
Health Care	1,269,206,072	1,640,508,937
Industrials	1,288,937,923	1,549,748,859
Information Technology	2,170,181,461	2,505,225,038
Materials	349,609,775	379,885,767
Real Estate Equity	364,706,534	71,021,386
Utilities	459,651,996	513,945,861

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communication Services	$53,001
Consumer Discretionary	13,758
Consumer Staples	19,298
Energy	18,490
Financials	51,746
Health Care	31,796
Industrials	39,081
Information Technology	76,478
Materials	13,592
Real Estate Equity	1,872
Utilities	17,570

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communication Services	Borrower	$9,945,118	2.54%	$11,933
Consumer Discretionary	Borrower	$8,782,926	2.61%	$17,162
Consumer Staples	Borrower	$11,749,857	2.59%	$5,921
Financials	Borrower	$18,065,000	2.65%	$1,330
Health Care	Borrower	$6,796,000	2.45%	$1,386
Industrials	Borrower	$6,444,167	2.48%	$2,666
Information Technology	Borrower	$23,282,000	2.50%	$3,231
Utilities	Borrower	$4,637,833	2.50%	$1,936

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, shares of each Fund in the table below were redeemed in-kind for investments and cash. The net realized gain on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Each Fund recognized no gain or loss for federal income tax purposes.

Details of the transactions are presented in the accompanying table:

Fund	Value of Investments and Cash Delivered	Redeemed Number of Shares	Net Realized Gain
Communication Services Central Fund	$70,198,797	342,717	$13,357,266
Consumer Discretionary Central Fund	361,880,289	1,110,111	143,005,357
Consumer Staples Central Fund	52,538,829	257,228	17,531,133
Energy Central Fund	32,728,185	335,536	4,903,607
Financials Central Fund	127,094,635	1,223,358	36,580,772
Health Care Central Fund	101,791,214	249,342	39,178,961
Industrials Central Fund	68,226,198	239,895	22,479,230
Information Technology Central Fund	896,151,855	2,128,116	104,489,006
Materials Central Fund	17,439,103	90,621	2,891,939
Utilities Central Fund	24,964,816	122,143	8,391,239

Affiliated Exchanges In-Kind. During the period, Communication Services Central Fund received investments valued at $993,861,507 in exchange for 5,410,831 shares of the Fund. The amount of in-kind exchanges is included in the share transactions in the accompanying Statement of Changes in Net Assets.

In addition, during the period, Consumer Discretionary Central Fund received investments valued at $17,340,708 in exchange for 53,818 shares of the Fund. The amount of the in-kind exchanges is included in the share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, Strategic Advisers Fidelity U.S. Total Stock Fund (the Investing Fund) completed redemption in-kind transactions with each Fund in the table below. The Funds delivered investments and cash, as presented in the accompanying table. The Funds had net realized gains on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Each Fund recognized no gain or loss for federal income tax purposes.

Details of the transactions are presented in the accompanying table:

Fund	Value of Investments and Cash Delivered	Redeemed Number of Shares	Net Realized Gain
Communication Services Central Fund	$76,741,721	436,231	$29,760,814
Consumer Discretionary Central Fund	378,555,786	1,210,681	155,553,360
Consumer Staples Central Fund	252,919,327	1,264,850	65,011,527
Energy Central Fund	236,019,145	1,770,852	75,772,210
Financials Central Fund	648,125,061	6,136,967	211,708,985
Health Care Central Fund	540,969,646	1,316,740	219,905,327
Industrials Central Fund	351,576,852	1,193,404	111,073,545
Information Technology Central Fund	990,210,766	2,179,737	407,599,634
Materials Central Fund	95,285,035	374,592	31,881,334
Utilities Central Fund	105,225,234	598,211	23,415,877

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, VIP FundsManager 20%, VIP FundsManager 50%, VIP FundsManager 60%, VIP FundsManager 70%, and VIP FundsManager 85% (the Investing Funds) completed exchange in-kind transactions with each Fund in the table below. The Funds received investments and cash, as presented in the accompanying table. The amount of the in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Details of the transactions are presented in the accompanying table:

Fund	Value of Investments and Cash Delivered	Redeemed Number of Shares
Communication Services Central Fund	$67,398,250	388,507
Consumer Discretionary Central Fund	420,009,534	1,369,492
Consumer Staples Central Fund	278,330,010	1,338,189
Energy Central Fund	239,961,028	1,866,239
Financials Central Fund	575,771,740	5,505,563
Health Care Central Fund	541,001,090	1,323,939
Industrials Central Fund	278,038,031	959,678
Information Technology Central Fund	1,186,541,219	2,614,448
Materials Central Fund	126,544,324	506,522
Utilities Central Fund	117,288,521	673,607

Other. During the period, the investment advisor reimbursed the Funds for certain losses as follows:

Amount
Consumer Discretionary	$13,227
Consumer Staples	2,779
Energy	12,366
Information Technology	100,685
Materials	5,641

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Communication Services	$3,677	$–	$–
Consumer Discretionary	$2,607	$3,201	$1,639,887
Consumer Staples	$766	$–	$–
Energy	$491	$616	$–
Financials	$6,995	$5,518	$255,216
Health Care	$5,482	$7,299	$–
Industrials	$128	$–	$–
Information Technology	$1,987	$359	$–
Materials	$298	$15,726	$–
Real Estate Equity	$22	$–	$–
Utilities	$461	$22	$–

7. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communication Services	$8,777,000	2.75%	$670
Consumer Staples	$12,283,000	2.75%	$938
Financials	$20,794,000	2.75%	$1,588
Health Care	$5,084,000	2.75%	$388
Utilities	$6,439,000	2.75%	$492

8. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Communication Services	$4,095
Consumer Staples	640
Energy	921
Health Care	1,570
Industrials	2,403
Information Technology	2,052
Real Estate Equity	181

9. Other.

The Funds' organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Communication Services Central Fund (formerly, Fidelity Telecom Services Central Fund), Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Real Estate Equity Central Fund, and Fidelity Utilities Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Communication Services Central Fund (formerly, Fidelity Telecom Services Central Fund), Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Real Estate Equity Central Fund, and Fidelity Utilities Central Fund (the "Funds"), each a fund of Fidelity Central Investment Portfolios LLC, including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for Fidelity Real Estate Equity Central Fund; the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 3, 2014 to September 30, 2015 for the Fidelity Real Estate Equity Central Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Fidelity Real Estate Equity Central Fund; the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 3, 2014 to September 30, 2015 for the Fidelity Real Estate Equity Central Fund, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 12, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2017

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period-B April 1, 2019 to September 30, 2019
Communication Services	.0024%
Actual		$1,000.00	$1,056.80	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01
Consumer Discretionary	.0022%
Actual		$1,000.00	$1,054.30	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01
Consumer Staples	.0033%
Actual		$1,000.00	$1,069.80	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Energy	.0031%
Actual		$1,000.00	$895.00	$.01
Hypothetical-C		$1,000.00	$1,025.05	$.02
Financials	.0019%
Actual		$1,000.00	$1,089.60	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01
Health Care	.0033%
Actual		$1,000.00	$959.50	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Industrials	.0013%
Actual		$1,000.00	$1,053.30	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01
Information Technology	.0012%
Actual		$1,000.00	$1,088.80	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01
Materials	.0049%
Actual		$1,000.00	$978.50	$.02
Hypothetical-C		$1,000.00	$1,025.04	$.02
Real Estate Equity	.0036%
Actual		$1,000.00	$1,101.70	$.02
Hypothetical-C		$1,000.00	$1,025.05	$.02
Utilities	.0024%
Actual		$1,000.00	$1,114.90	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended September 30, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Communication Services Central Fund	6,364,088
Fidelity Consumer Discretionary Central Fund	50,388,654
Fidelity Financials Central Fund	38,393,910
Fidelity Health Care Central Fund	37,516,504
Fidelity Information Technology Central Fund	87,387,669
Fidelity Utilities Central Fund	25,760,485

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Communication Services Central Fund
October 2018	-
November 2018	89%
December 2018	89%
February 2019	100%
March 2019	-
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Consumer Discretionary Central Fund
October 2018	17%
November 2018	17%
December 2018	68%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Consumer Staples Central Fund
October 2018	21%
November 2018	55%
December 2018	86%
February 2019	100%
March 2019	-
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Energy Central Fund
October 2018	72%
November 2018	-
December 2018	73%
February 2019	93%
March 2019	93%
April 2019	93%
May 2019	-
June 2019	93%
July 2019	93%
August 2019	93%
September 2019	93%
Fidelity Financials Central Fund
October 2018	0%
November 2018	15%
December 2018	61%
February 2019	-
March 2019	91%
April 2019	91%
May 2019	91%
June 2019	91%
July 2019	91%
August 2019	91%
September 2019	91%
Fidelity Health Care Central Fund
October 2018	0%
November 2018	0%
December 2018	21%
February 2019	54%
March 2019	54%
April 2019	54%
May 2019	54%
June 2019	54%
July 2019	54%
August 2019	54%
September 2019	54%
Fidelity Industrials Central Fund
October 2018	19%
November 2018	64%
December 2018	80%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Information Technology Central Fund
October 2018	0%
November 2018	34%
December 2018	76%
February 2019	-
March 2019	91%
April 2019	91%
May 2019	91%
June 2019	91%
July 2019	91%
August 2019	91%
September 2019	91%
Fidelity Materials Central Fund
October 2018	0%
November 2018	15%
December 2018	73%
February 2019	86%
March 2019	86%
April 2019	86%
May 2019	86%
June 2019	86%
July 2019	86%
August 2019	86%
September 2019	86%
Fidelity Real Estate Equity Central Fund
October 2018	0%
November 2018	0%
December 2018	0%
February 2019	-
March 2019	-
April 2019	-
May 2019	0%
June 2019	0%
July 2019	0%
August 2019	0%
September 2019	0%
Fidelity Utilities Central Fund
October 2018	22%
November 2018	22%
December 2018	45%
February 2019	–
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

Fidelity Communication Services Central Fund
October 2018	-
November 2018	87%
December 2018	87%
February 2019	100%
March 2019	-
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Consumer Discretionary Central Fund
October 2018	47%
November 2018	47%
December 2018	84%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Consumer Staples Central Fund
October 2018	83%
November 2018	92%
December 2018	100%
February 2019	100%
March 2019	-
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Energy Central Fund
October 2018	78%
November 2018	-
December 2018	80%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	-
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Financials Central Fund
October 2018	0%
November 2018	16%
December 2018	63%
February 2019	-
March 2019	93%
April 2019	93%
May 2019	93%
June 2019	93%
July 2019	93%
August 2019	93%
September 2019	93%
Fidelity Health Care Central Fund
October 2018	41%
November 2018	41%
December 2018	24%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Industrials Central Fund
October 2018	85%
November 2018	90%
December 2018	92%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Information Technology Central Fund
October 2018	0%
November 2018	37%
December 2018	82%
February 2019	-
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Materials Central Fund
October 2018	63%
November 2018	70%
December 2018	96%
February 2019	100%
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%
Fidelity Real Estate Equity Central Fund
November 2018	0%
December 2018	0%
February 2019	0%
March 2019	-
April 2019	-
May 2019	-
June 2019	0%
July 2019	0%
August 2019	0%
September 2019	0%
Fidelity Utilities Central Fund
October 2018	18%
November 2018	18%
December 2018	43%
February 2019	–
March 2019	100%
April 2019	100%
May 2019	100%
June 2019	100%
July 2019	100%
August 2019	100%
September 2019	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

ESCIP-ANN-1119
1.831584.113

Fidelity® Floating Rate Central Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate Central Fund	4.20%	4.28%	6.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$18,472	Fidelity® Floating Rate Central Fund
$16,875	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  High-yield, floating-rate bank loans gained 3.00% for the 12 months ending September 30, 2019, as measured by the S&P/LSTA® Leveraged Performing Loan Index. Following a steep downturn in the fourth quarter of 2018, the loan market rebounded briskly to begin the new year, as risk sentiment improved markedly after U.S. Federal Reserve Chairman Jerome Powell commented that mild inflation would give the central bank greater flexibility to set policy in 2019. Loan prices then seesawed from March through June, amid a mix of factors. Investors recalibrated interest rate expectations in light of the Fed’s dovish shift, ultimately concluding that the central bank was likely to cut its target rate in the near future, hampering demand for loans. Better-than-expected corporate earnings aided the asset class, while ongoing uncertainty about the outcome of U.S.–China trade negotiations gave investors pause, as did the Fed’s decision to ease rates at the end of July. Within the index, all but a few industries posted a gain. Leading the way among larger index groups were radio & television, cable & satellite television, insurance, lodging & casinos, and building & development, which each returned roughly 5% to 6%. Conversely, notable laggards included nonferrous metals/minerals (-11%), oil & gas (-6%), and drugs (0%). From a credit-quality perspective, loans rated BB (+4%) and B (+3%) comfortably outdistanced the -2% result of the market’s lower-quality CCC tier. By comparison, bank loans lagged taxable investment-grade bonds (+10%) and high-yield debt (+6%) the past 12 months.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the fiscal year, the fund gained 4.20%, topping the 3.00% advance of the benchmark S&P/LSTA® Leveraged Performing Loan Index. Security selection drove the fund's outperformance of the benchmark the past 12 months, led by our picks in six industries: drugs, business equipment & services, health care, all telecom, retailers (except food & drug), and electronics/electrical. Overweighting lodging & casinos also contributed to relative performance. Conversely, notable detractors versus the benchmark included an overweighting in oil & gas, an industry group that returned about -6% this period, and stock picking in nonferrous metals/minerals. An outsized stake in generic-drug maker Lannett gained 22% for the fund, making it the top individual contributor. Anticipating the expiration of a key supply contract in March, Lannett’s management team did a nice job boosting sales of other drugs to help offset this loss. Elsewhere, it helped to overweight Frontier Communications, an old-line telephone services company, as our stake gained 10% the past 12 months, despite Frontier being hit hard by the cord-cutting that is reshaping the telecom industry. Frontier is among the fund’s largest holdings. Turning to relative detractors, three companies in the oil & gas industry hurt most: Gavilan Resources (-34%), California Resources (-9%) and Expro Holdings (-29%), the latter of which was an out-of-benchmark equity position, which the fund received when the firm restructured.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
Bass Pro Shops LLC.	2.6
Intelsat Jackson Holdings SA	2.0
Asurion LLC	1.9
Frontier Communications Corp.	1.4
TransDigm, Inc.	1.4
9.3

Top Five Market Sectors as of September 30, 2019

% of fund's net assets
Technology	15.2
Telecommunications	7.9
Energy	6.3
Gaming	6.2
Services	5.6

Quality Diversification (% of fund's net assets)

As of September 30, 2019 *
BBB	3.1%
BB	30.8%
B	55.0%
CCC,CC,C	5.5%
Not Rated	1.3%
Equities	0.5%
Short-Term Investments and Net Other Assets	3.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2019*
Bank Loan Obligations	91.8%
Nonconvertible Bonds	3.9%
Common Stocks	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.8%

 * Foreign investments - 11.5%

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Bank Loan Obligations - 91.8%(a)
	Principal Amount	Value
Aerospace - 1.7%
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.35% 6/19/26 (b)(c)	$875,000	$875,000
TransDigm, Inc.:
Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 5/30/25 (b)(c)	2,955,000	2,940,550
Tranche F, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 6/9/23 (b)(c)	13,547,721	13,503,014
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 8/22/24 (b)(c)	6,129,556	6,096,702
Wesco Aircraft Hardware Corp.:
Tranche A, term loan 3 month U.S. LIBOR + 3.000% 5.05% 11/30/20 (b)(c)	453,333	453,193
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.55% 2/28/21 (b)(c)	3,145,000	3,146,321
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0096% 4/30/25 (b)(c)	5,005,485	5,008,638
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 10.01% 4/30/26 (b)(c)	1,000,000	990,830

TOTAL AEROSPACE		33,014,248

Air Transportation - 0.7%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 4/4/26 (b)(c)	3,957,378	3,973,445
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 4/4/26 (b)(c)	2,127,622	2,136,261
Kestrel Bidco, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.750% 8/7/26 (b)(c)(d)	4,605,000	4,636,682
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8036% 10/5/24 (b)(c)	3,438,881	3,350,777

TOTAL AIR TRANSPORTATION		14,097,165

Automotive & Auto Parts - 0.9%
Hertz Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8% 6/30/23 (b)(c)	4,980,183	4,980,183
IAA Spinco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.3125% 6/29/26 (b)(c)	2,462,500	2,471,734
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.6044% 11/27/20 (b)(c)	6,375,822	5,791,350
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.1044% 11/27/21 (b)(c)	2,641,000	1,833,858
The Gates Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 3/31/24 (b)(c)	188,853	185,699
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.5435% 4/18/23 (b)(c)	3,089,189	3,120,081

TOTAL AUTOMOTIVE & AUTO PARTS		18,382,905

Banks & Thrifts - 0.7%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.6559% 9/30/24 (b)(c)	6,733,125	6,758,374
Citadel Securities LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 2/27/26 (b)(c)	4,477,500	4,488,694
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5689% 7/1/26 (b)(c)	2,950,736	2,961,064

TOTAL BANKS & THRIFTS		14,208,132

Broadcasting - 2.3%
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 8/15/25 (b)(c)	6,570,649	6,565,195
CBS Radio, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8036% 11/18/24 (b)(c)	3,907,463	3,908,440
Cumulus Media New Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7959% 3/31/26 (b)(c)	875,000	876,094
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3% 8/24/26 (b)(c)	12,685,000	12,748,425
iHeartMedia Capital I LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.1002% 5/1/26 (b)(c)	2,478,364	2,493,011
ION Media Networks, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0625% 12/18/24 (b)(c)	3,889,898	3,880,173
NEP/NCP Holdco, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 10/19/25 (b)(c)	1,339,875	1,312,796
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.0435% 10/19/26 (b)(c)	1,500,000	1,465,005
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.807% 6/19/26 (b)(c)	7,310,000	7,339,679
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.54% 9/30/26 (b)(c)	3,550,000	3,560,366

TOTAL BROADCASTING		44,149,184

Building Materials - 1.1%
ACProducts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.5435% 2/15/24 (b)(c)(e)	2,098,438	2,014,500
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 10/1/26 (b)(c)(d)	5,000,000	5,012,500
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 6/1/25 (b)(c)	2,737,073	2,722,019
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.11% 7/2/25 (b)(c)	2,961,263	2,968,666
HD Supply, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 3.7935% 10/17/23 (b)(c)	1,485,000	1,489,336
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.05% 9/27/24 (b)(c)	3,242,250	2,845,074
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.6044% 5/21/26 (b)(c)	4,430,959	4,430,959

TOTAL BUILDING MATERIALS		21,483,054

Cable/Satellite TV - 3.5%
Cable One, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8% 5/1/24 (b)(c)	1,241,425	1,240,655
Charter Communication Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.05% 4/30/25 (b)(c)	23,995,605	24,127,581
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 4/15/27 (b)(c)(d)	9,625,000	9,637,031
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5275% 1/25/26 (b)(c)	5,791,688	5,791,688
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.2775% 1/15/26 (b)(c)	1,990,000	1,987,015
Tranche B4 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0275% 4/15/27 (b)(c)	1,995,000	1,995,000
MCC Iowa LLC Tranche M, term loan 3 month U.S. LIBOR + 2.000% 3.93% 1/15/25 (b)(c)	1,063,300	1,069,286
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2775% 7/17/25 (b)(c)	4,839,905	4,832,113
Virgin Media Bristol LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5275% 1/15/26 (b)(c)	5,500,000	5,500,000
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 8/19/23 (b)(c)	11,772,281	11,345,536

TOTAL CABLE/SATELLITE TV		67,525,905

Capital Goods - 0.6%
AECOM Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8036% 3/13/25 (b)(c)	1,771,582	1,775,462
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 10/1/25 (b)(c)	3,299,888	3,291,638
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.2935% 11/15/26 (b)(c)	645,000	636,402
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 11/15/25 (b)(c)	2,118,988	2,086,546
Sundyne U.S. Purchaser, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 5/15/26 (b)(c)	1,416,667	1,414,896
Titan Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.0435% 9/19/26 (b)(c)	1,750,000	1,745,625

TOTAL CAPITAL GOODS		10,950,569

Chemicals - 2.1%
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 11/18/23 (b)(c)	605,909	587,356
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 11/18/23 (b)(c)	465,969	451,701
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.82% 7/1/26 (b)(c)	1,895,250	1,888,143
MacDermid, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 1/31/26 (b)(c)	2,803,813	2,811,691
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.6044% 3/1/26 (b)(c)	6,467,500	6,450,555
OCI Partners LP Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 3/13/25 (b)(c)	3,916,389	3,911,493
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 5.625% 10/11/24 (b)(c)	5,376,014	5,349,134
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2921% 10/1/25 (b)(c)	9,616,052	9,404,498
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.8% 4/3/25 (b)(c)	2,499,289	2,406,191
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. term loan 3 month U.S. LIBOR + 2.000% 4.0435% 9/6/24 (b)(c)	1,960,000	1,947,260
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.8173% 9/22/24 (b)(c)	2,898,946	2,896,366
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.8544% 4/3/25 (b)(c)	753,172	754,347
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 3.8544% 4/3/25 (b)(c)	1,291,153	1,293,167

TOTAL CHEMICALS		40,151,902

Consumer Products - 1.2%
BCPE Empire Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 6/11/26 (b)(c)	1,462,025	1,441,016
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 6/11/26 (b)(c)(f)	287,975	283,836
Coty, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.2921% 4/5/25 (b)(c)	2,697,682	2,608,658
CSM Bakery Supplies Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.29% 7/3/20 (b)(c)	2,166,183	2,014,550
Edgewell Personal Care Co. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 11/8/26 (b)(c)(d)	3,375,000	3,377,126
Owens & Minor Distribution, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6003% 4/30/25 (b)(c)	4,455,000	3,895,363
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0275% 6/15/25 (b)(c)	1,817,000	1,544,450
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.86% 11/29/24 (b)(c)	7,735,604	7,742,875

TOTAL CONSUMER PRODUCTS		22,907,874

Containers - 2.0%
Berlin Packaging, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.1007% 11/7/25 (b)(c)	7,218,513	7,080,495
Berry Global, Inc.:
Tranche Q, term loan 3 month U.S. LIBOR + 2.250% 4.299% 10/1/22 (b)(c)	5,099,973	5,121,036
Tranche U, term loan 3 month U.S. LIBOR + 2.500% 4.549% 7/1/26 (b)(c)	7,356,563	7,388,784
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5895% 4/3/24 (b)(c)	1,466,250	1,434,080
Charter Nex U.S., Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 5/16/24 (b)(c)	1,187,025	1,185,292
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 5/16/24 (b)(c)	1,324,513	1,310,446
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 5/22/24 (b)(c)	1,964,948	1,952,667
Hostess Brands LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4269% 8/3/22 (b)(c)	364,251	363,993
Pregis TopCo Corp. 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.2531% 7/31/26 (b)(c)	1,750,000	1,743,438
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 2/5/23 (b)(c)	9,096,858	9,108,229
Tank Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.5164% 3/26/26 (b)(c)	1,600,000	1,598,672

TOTAL CONTAINERS		38,287,132

Diversified Financial Services - 3.6%
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 4/4/24 (b)(c)	2,897,654	2,898,060
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 7/12/24 (b)(c)	997,455	992,777
AssuredPartners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 10/22/24 (b)(c)	997,115	991,661
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.7942% 1/15/25 (b)(c)	4,838,706	4,853,609
AVSC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 9/26/26 (b)(c)(d)	3,000,000	2,940,000
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.7555% 10/31/24 (b)(c)	3,469,825	3,307,194
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8% 4/27/24 (b)(c)	1,688,861	1,680,113
Delos Finance SARL Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8544% 10/6/23 (b)(c)	3,068,333	3,076,556
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 10/1/25 (b)(c)	14,520,598	14,593,201
Finco I LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 12/27/22 (b)(c)	1,925,579	1,928,949
Fly Funding II SARL Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.18% 2/9/23 (b)(c)	5,428,643	5,433,148
Flying Fortress Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8544% 10/30/22 (b)(c)	2,200,000	2,204,884
Focus Financial Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 7/3/24 (b)(c)	1,626,137	1,631,357
Greensky Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.3125% 3/29/25 (b)(c)	1,103,101	1,097,585
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.2775% 3/1/25 (b)(c)	5,150,941	5,159,543
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.54% 7/3/24 (b)(c)	970,150	969,345
NAB Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.1044% 6/30/24 (b)(c)	1,881,744	1,874,687
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.0447% 12/5/20 (b)(c)	2,636,415	2,590,277
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 9/29/24 (b)(c)	849,820	834,948
TransUnion LLC:
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 6/19/25 (b)(c)	3,456,250	3,464,891
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 4/9/23 (b)(c)	5,605,565	5,621,149
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3% 4/29/26 (b)(c)	1,630,797	1,633,749

TOTAL DIVERSIFIED FINANCIAL SERVICES		69,777,683

Diversified Media - 0.1%
Lamar Media Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.8125% 3/16/25 (b)(c)	2,701,350	2,709,805
Energy - 5.5%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.7935% 11/3/25 (b)(c)	4,987,500	4,467,952
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.2935% 6/22/24 (b)(c)	7,106,564	6,513,166
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0459% 5/21/25 (b)(c)	2,750,188	2,533,610
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.4185% 12/31/21 (b)(c)	12,435,000	10,795,197
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.7935% 12/31/22 (b)(c)	12,520,000	11,090,592
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 9.0435% 8/1/23 (b)(c)	2,285,000	2,324,988
Citgo Petroleum Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1044% 3/28/24 (b)(c)	8,706,250	8,728,016
Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6044% 7/29/21 (b)(c)	7,977,004	7,992,000
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5472% 5/7/25 (b)(c)	7,900,000	7,643,250
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 3/31/25 (b)(c)	2,129,490	2,122,569
EG America LLC:
2LN, term loan 3 month U.S. LIBOR + 8.000% 10.1044% 3/23/26 (b)(c)	739,117	727,106
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 2/6/25 (b)(c)	692,969	684,134
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.04% 3/1/26 (b)(c)	5,000,000	4,731,250
Equitrans Midstream Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.55% 1/31/24 (b)(c)	2,625,163	2,621,881
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 8.0435% 3/1/24 (b)(c)	8,225,000	3,550,486
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.2909% 7/18/25 (b)(c)	10,259,983	9,994,968
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.36% 8/25/23 (b)(c)	3,967,537	2,997,990
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.0536% 5/22/26 (b)(c)	4,738,125	4,610,812
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6/13/26 (b)(c)(d)	625,000	626,044
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 10/30/24 (b)(c)	3,629,365	3,517,472
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.8125% 11/14/25 (b)(c)	4,143,688	4,133,328
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.3% 12/9/21 (b)(c)	3,524,131	3,312,683
TerraForm Power Operating LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 11/8/22 (b)(c)	1,041,450	1,042,752

TOTAL ENERGY		106,762,246

Entertainment/Film - 0.6%
AMC Entertainment Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.23% 4/22/26 (b)(c)	3,980,000	3,993,253
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 7/8/22 (b)(c)	4,574,017	4,326,746
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.3544% 7/8/23 (b)(c)	760,000	690,080
SMG U.S. Midco 2, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 1/23/25 (b)(c)	2,434,144	2,414,379

TOTAL ENTERTAINMENT/FILM		11,424,458

Environmental - 0.2%
Environmental Resources Management I Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 7/10/26 (b)(c)	997,500	1,001,241
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 2/8/26 (b)(c)	1,308,425	1,299,436
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 12/20/24 (b)(c)	1,236,103	1,239,972

TOTAL ENVIRONMENTAL		3,540,649

Food & Drug Retail - 2.3%
Agro Merchants Intermediate Ho Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 12/6/24 (b)(c)	2,870,319	2,877,495
Albertson's LLC Tranche B7 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 11/17/25 (b)(c)	894,361	899,432
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.2179% 5/31/24 (b)(c)	13,860,000	13,193,057
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.7594% 10/22/25 (b)(c)	2,356,275	2,367,326
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 5/1/26 (b)(c)	8,955,000	8,992,342
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.7555% 11/20/25 (b)(c)	1,751,750	1,475,849
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.0435% 11/25/20 (b)(c)	119,024	117,932
Tranche B, term loan 3 month U.S. LIBOR + 5.375% 7.4185% 11/25/22 (b)(c)	13,321,456	12,981,759
RPI Finance Trust Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 3/27/23 (b)(c)	2,700,297	2,713,799

TOTAL FOOD & DRUG RETAIL		45,618,991

Food/Beverage/Tobacco - 2.0%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.7921% 10/1/26 (b)(c)	410,000	404,875
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7921% 10/1/25 (b)(c)	1,191,000	1,192,989
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 10/7/23 (b)(c)	8,168,562	8,092,023
Eg Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.1044% 2/6/25 (b)(c)	1,423,325	1,405,178
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.04% 5/24/24 (b)(c)	5,618,981	5,631,624
Saffron Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 8.7935% 6/20/25 (b)(c)	1,246,875	1,129,457
Sage Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.7935% 6/20/26 (b)(c)	4,239,375	4,252,644
Shearer's Foods, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.7935% 6/30/22 (b)(c)	4,441,187	4,407,878
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.2935% 6/30/21 (b)(c)	3,342,393	3,330,895
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 4.05% 8/15/26 (b)(c)	4,625,000	4,639,476
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 6/27/23 (b)(c)	2,875,141	2,884,428
U.S. Salt LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.7935% 1/16/26 (b)(c)(e)	1,333,300	1,338,300

TOTAL FOOD/BEVERAGE/TOBACCO		38,709,767

Gaming - 5.8%
Affinity Gaming LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 7/1/23 (b)(c)	1,860,549	1,799,151
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 2/15/24 (b)(c)	2,241,951	2,225,831
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 4.0276% 10/19/24 (b)(c)	5,217,678	5,231,922
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.1661% 9/15/23 (b)(c)	2,510,547	2,516,547
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 12/22/24 (b)(c)	23,712,102	23,546,117
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 4/18/24 (b)(c)	5,393,740	5,402,154
Eldorado Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.3125% 4/17/24 (b)(c)	3,128,087	3,121,581
Gaming VC Holdings SA Tranche B2 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.4462% 3/15/24 (b)(c)	4,021,250	4,022,497
Gateway Casinos & Entertainment Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.1044% 3/13/25 (b)(c)	2,896,994	2,855,364
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.06% 10/20/24 (b)(c)	8,663,123	8,684,781
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7995% 10/4/23 (b)(c)	13,994,392	13,969,622
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 10/14/23 (b)(c)	2,368,046	2,188,146
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 5/29/26 (b)(c)	2,882,775	2,897,189
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 10/15/25 (b)(c)	3,623,373	3,638,591
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 4.8758% 8/14/24 (b)(c)	9,194,413	9,108,261
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.6044% 7/10/25 (b)(c)	12,449,911	12,496,599
Station Casinos LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.55% 6/8/23 (b)(c)	9,127,639	9,157,486

TOTAL GAMING		112,861,839

Healthcare - 4.4%
Aldevron LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 9/20/26 (b)(c)(d)	5,555,000	5,568,888
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.0435% 6/22/24 (b)(c)	4,210,954	4,092,542
Catalent Pharma Solutions Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 5/9/26 (b)(c)	1,990,000	1,994,358
HCA Holdings, Inc.:
Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 3/13/25 (b)(c)	10,835,000	10,860,787
Tranche B 11LN, term loan 3 month U.S. LIBOR + 1.750% 3.7935% 3/18/23 (b)(c)	2,780,707	2,787,325
Innoviva, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.6515% 8/18/22 (b)(c)(e)	154,275	151,190
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 6.2935% 8/31/26 (b)(c)	1,676,397	1,660,052
2LN, term loan 3 month U.S. LIBOR + 8.250% 8/30/27 (b)(c)(d)	1,310,000	1,308,363
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.250% 8/31/26 (b)(c)(d)(f)	418,603	414,522
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.8544% 6/7/23 (b)(c)	628,916	598,124
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.563% 6/30/25 (b)(c)	4,465,423	4,312,482
PAREXEL International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 9/27/24 (b)(c)	3,114,481	2,952,653
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.5536% 11/16/25 (b)(c)	6,945,013	6,946,124
Surgery Center Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.3% 8/31/24 (b)(c)	1,122,137	1,094,926
Tivity Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 7.2935% 3/8/26 (b)(c)	1,861,423	1,846,681
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 6/23/24 (b)(c)	3,095,866	3,006,860
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.0625% 6/13/26 (b)(c)	7,500,000	7,068,750
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 4.7886% 11/27/25 (b)(c)	4,375,000	4,381,563
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0386% 6/1/25 (b)(c)	5,348,010	5,367,531
Vizient, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 5/6/26 (b)(c)	964,140	967,756
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.681% 2/11/26 (b)(c)	13,930,000	13,877,763
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 12/1/24 (b)(c)	3,676,951	3,610,324

TOTAL HEALTHCARE		84,869,564

Homebuilders/Real Estate - 1.7%
DTZ U.S. Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 8/21/25 (b)(c)	9,405,000	9,409,703
Forest City Enterprises LP Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 12/7/25 (b)(c)	1,714,538	1,725,253
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 1/30/24 (b)(c)	4,512,428	4,319,927
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 1/30/24 (b)(c)	254,508	243,651
MGM Growth Properties Operating Partner LP Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 3/23/25 (b)(c)	4,205,873	4,212,308
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2959% 2/8/25 (b)(c)	784,722	745,980
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.0459% 12/22/24 (b)(c)	12,500,682	12,526,683

TOTAL HOMEBUILDERS/REAL ESTATE		33,183,505

Hotels - 1.5%
Aimbridge Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8169% 2/1/26 (b)(c)	1,999,950	1,994,950
ESH Hospitality, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.0434% 9/18/26 (b)(c)	1,510,699	1,516,606
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 11/30/23 (b)(c)	7,020,869	7,051,129
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.7684% 6/21/26 (b)(c)	2,792,849	2,808,685
Marriott Ownership Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 8/31/25 (b)(c)	3,850,900	3,866,958
Travelport Finance Luxembourg SARL:
1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1044% 5/29/26 (b)(c)	5,535,000	4,989,415
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 11.1044% 5/28/27 (b)(c)	2,250,000	1,935,000
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.7935% 5/30/25 (b)(c)	5,954,850	5,980,515

TOTAL HOTELS		30,143,258

Insurance - 3.9%
Acrisure LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.3544% 11/22/23 (b)(c)	3,951,613	3,926,916
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0536% 5/10/25 (b)(c)	7,771,476	7,634,076
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.2886% 5/9/25 (b)(c)	997,500	988,353
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7962% 1/25/24 (b)(c)	4,786,036	4,784,552
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 11/3/23 (b)(c)	6,135,345	6,157,371
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 11/3/24 (b)(c)	6,912,500	6,933,652
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.0435% 8/4/22 (b)(c)	10,039,491	10,075,332
3 month U.S. LIBOR + 6.500% 8.5435% 8/4/25 (b)(c)	14,390,000	14,613,045
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2663% 4/25/25 (b)(c)	11,862,238	11,715,621
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.1044% 5/16/24 (b)(c)	9,968,599	9,796,242

TOTAL INSURANCE		76,625,160

Leisure - 3.2%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 7/31/24 (b)(c)	3,897,902	3,902,774
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6.5421% 1/4/26 (b)(c)	2,774,188	2,806,562
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.250% 4.2935% 2/28/25 (b)(c)	7,524,547	7,470,972
3 month U.S. LIBOR + 2.500% 9/20/26 (b)(c)(d)	2,375,000	2,368,065
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 2/1/24 (b)(c)	16,554,747	16,318,842
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.0435% 9/8/24 (b)(c)	1,000,000	1,002,500
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 3/8/24 (b)(c)	3,417,724	3,416,289
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.8741% 6/10/22 (b)(c)	5,805,961	5,802,013
NASCAR Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.750% 7/26/26 (b)(c)(d)	3,500,000	3,521,315
SeaWorld Parks & Entertainment, Inc. Tranche B 5LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 3/31/24 (b)(c)	1,712,436	1,706,939
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.7935% 7/6/24 (b)(c)	3,821,536	3,837,472
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.5435% 12/21/25 (b)(c)	2,985,000	2,631,785
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.500% 6.5435% 6/10/26 (b)(c)	2,013,703	2,003,635
2LN, term loan 3 month U.S. LIBOR + 8.500% 10.5435% 6/10/27 (b)(c)	450,000	447,750
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.5435% 6/10/26 (b)(c)(f)	276,250	274,869
Varsity Brands Holding Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 12/15/24 (b)(c)	4,172,593	4,032,811

TOTAL LEISURE		61,544,593

Metals/Mining - 0.3%
American Rock Salt Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 3/21/25 (b)(c)	3,250,990	3,244,910
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.3544% 10/17/22 (b)(c)	9,297,978	3,491,391

TOTAL METALS/MINING		6,736,301

Paper - 0.6%
Clearwater Paper Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3125% 7/26/26 (b)(c)	1,250,000	1,253,125
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.3189% 12/29/23 (b)(c)	5,071,912	4,877,911
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5689% 6/29/25 (b)(c)	5,381,851	5,174,972

TOTAL PAPER		11,306,008

Publishing/Printing - 1.2%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.2935% 6/7/23 (b)(c)	6,590,123	6,222,196
Getty Images, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.5625% 2/19/26 (b)(c)	1,985,000	1,975,909
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 6.8544% 11/3/23 (b)(c)	4,293,026	3,337,828
Learning Care Group (U.S.) No 2 Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.4584% 3/13/25 (b)(c)	3,334,225	3,318,587
Proquest LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 10/24/21 (b)(c)	3,288,355	3,286,316
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 8/24/22 (b)(c)	5,329,233	5,331,258

TOTAL PUBLISHING/PRINTING		23,472,094

Restaurants - 1.5%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 2/17/24 (b)(c)	11,383,389	11,417,539
CEC Entertainment, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 8.5435% 8/30/26 (b)(c)	2,625,000	2,565,938
Del Frisco's Restaurant Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.6062% 12/31/19 (b)(c)	3,215,000	3,215,000
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.7909% 4/3/25 (b)(c)	2,183,117	2,184,929
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 8.6998% 3/1/26 (b)(c)	3,606,875	3,047,809
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 7.2935% 7/28/21 (b)(c)	3,425,766	3,391,509
Whatabrands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5156% 8/2/26 (b)(c)	4,010,000	4,025,559

TOTAL RESTAURANTS		29,848,283

Services - 5.5%
Acosta, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 7.25% 9/26/21 (b)(c)	1,268,413	382,503
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.4463% 6/13/25 (b)(c)	7,010,000	6,681,441
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.6963% 6/13/24 (b)(c)	10,776,010	10,474,497
Ancestry.Com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8% 10/19/23 (b)(c)	4,096,224	4,041,621
Aramark Services, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 3.7935% 3/11/25 (b)(c)	6,711,300	6,714,119
BidFair MergeRight, Inc. 1LN, term loan 3 month U.S. LIBOR + 5.500% 1/23/27 (b)(c)(d)	3,000,000	2,964,390
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.5142% 6/21/24 (b)(c)	5,851,240	5,704,959
Bright Horizons Family Solutions Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.7935% 11/7/23 (b)(c)	1,710,910	1,710,910
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.05% 2/7/26 (b)(c)	2,114,375	2,128,245
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.0031% 8/1/26 (b)(c)	2,750,000	2,747,718
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 3/29/25 (b)(c)	2,274,714	2,279,173
Fleet U.S. Bidco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 9/24/26 (b)(c)(d)	1,500,000	1,505,625
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.0435% 7/30/26 (b)(c)	4,366,563	4,339,271
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.0644% 11/21/24 (b)(c)	6,877,500	6,533,625
KAR Auction Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.3125% 9/13/26 (b)(c)	3,105,000	3,116,644
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.3544% 8/22/25 (b)(c)	1,000,000	993,130
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8544% 2/21/25 (b)(c)	6,982,624	6,968,100
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 2/27/25 (b)(c)	14,838,993	14,838,993
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.5723% 11/14/22 (b)(c)	7,854,957	7,717,496
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 8/29/25 (b)(c)	3,622,625	3,372,048
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.05% 3/23/24 (b)(c)	867,397	773,432
Thomson Reuters IP&S Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 10/3/23 (b)(c)	1,273,337	1,280,238
TMK Hawk Parent Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.5692% 9/26/24 (b)(c)	1,504,464	1,249,337
WASH Multifamily Acquisition, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.0435% 5/15/23 (b)(c)	96,132	93,409
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 5.2935% 5/14/22 (b)(c)	5,196,527	5,112,083
3 month U.S. LIBOR + 3.250% 5.2935% 5/14/22 (b)(c)	893,169	878,655
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.0435% 5/14/23 (b)(c)	548,868	533,318
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 7.834% 6/21/26 (b)(c)	3,000,000	2,891,250

TOTAL SERVICES		108,026,230

Steel - 0.2%
Advanced Drainage Systems, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 7/31/26 (b)(c)(d)	1,750,000	1,756,563
JMC Steel Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3036% 6/14/21 (b)(c)	2,183,551	2,181,739

TOTAL STEEL		3,938,302

Super Retail - 4.7%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.1003% 7/2/22 (b)(c)	5,351,363	3,726,850
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.0435% 9/25/24 (b)(c)	52,450,154	50,430,812
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.7859% 2/3/24 (b)(c)	11,611,513	11,641,703
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.03% 11/17/24 (b)(c)	3,280,575	3,287,957
David's Bridal, Inc. term loan:
3 month U.S. LIBOR + 7.500% 9.61% 7/18/23 (b)(c)	115,457	98,139
3 month U.S. LIBOR + 8.000% 10.11% 1/18/24 (b)(c)	461,829	254,006
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5435% 8/19/23 (b)(c)	3,668,502	3,556,465
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.500% 4.55% 8/19/22 (b)(c)	3,628,019	3,593,263
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5055% 1/26/23 (b)(c)	3,486,664	2,631,177
Red Ventures LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 11/8/24 (b)(c)	2,214,408	2,220,874
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (b)(c)(e)(g)	3,002,818	0
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.1228% 4/16/26 (b)(c)	4,987,500	4,913,735
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 6.6228% 9/12/24 (b)(c)	997,500	984,203
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 5/31/25 (b)(c)	4,281,642	4,148,525

TOTAL SUPER RETAIL		91,487,709

Technology - 14.9%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 8/10/25 (b)(c)	5,771,700	4,631,789
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.3544% 4/23/26 (b)(c)	1,990,000	1,976,329
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 2/28/25 (b)(c)	2,383,700	2,391,638
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.2935% 10/2/25 (b)(c)	6,098,048	5,861,993
Bracket Intermediate Holding Corp. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.2921% 9/5/25 (b)(c)	1,975,025	1,967,619
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.2555% 4/19/25 (b)(c)	1,777,005	1,701,482
Cabot Microelectronics Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3125% 11/15/25 (b)(c)	4,043,715	4,053,824
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0536% 4/30/25 (b)(c)	4,942,519	4,951,168
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 4/4/26 (b)(c)	10,660,000	10,612,456
Compuware Corp. 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 8/23/25 (b)(c)	3,025,903	3,034,739
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 11/29/24 (b)(c)	2,952,525	2,911,928
Datto, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.2935% 4/2/26 (b)(c)	1,995,000	2,009,963
DCert Buyer, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 8/8/26 (b)(c)(d)	7,000,000	6,973,750
Dell International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.05% 9/19/25 (b)(c)	4,375,000	4,394,163
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 2/1/25 (b)(c)	1,556,950	1,525,811
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 8.7935% 2/1/26 (b)(c)(e)	600,000	576,000
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 10/31/24 (b)(c)	7,344,574	7,326,213
Dynatrace LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8945% 8/23/25 (b)(c)	2,108,778	2,115,801
EagleView Technology Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 8/14/25 (b)(c)	828,451	799,456
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8822% 2/9/23 (b)(c)	4,243,959	4,149,955
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 7/22/26 (b)(c)	2,500,000	2,491,675
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.3% 6/1/22 (b)(c)	5,108,927	5,108,109
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.2935% 3/8/26 (b)(c)	545,000	525,925
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 3/8/25 (b)(c)	3,476,000	3,380,410
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 5.6044% 12/2/24 (b)(c)	1,554,775	1,553,811
3 month U.S. LIBOR + 7.500% 9.8319% 12/1/25 (b)(c)	1,000,000	999,060
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 2/15/24 (b)(c)	4,622,769	4,627,993
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.0435% 7/7/25 (b)(c)	685,000	686,288
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 7/1/24 (b)(c)	2,773,265	2,770,492
II-VI, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5365% 9/4/26 (b)(c)	855,000	855,000
Infor U.S., Inc. Tranche B 6LN, term loan 3 month U.S. LIBOR + 2.750% 4.8544% 2/1/22 (b)(c)	1,914,656	1,916,149
Kronos, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5031% 11/1/24 (b)(c)	8,490,000	8,606,738
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.2531% 11/1/23 (b)(c)	6,791,493	6,802,291
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.3% 1/20/24 (b)(c)	7,191,336	7,159,910
3 month U.S. LIBOR + 9.000% 11.05% 1/20/25 (b)(c)	2,270,000	2,233,113
MA FinanceCo. LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 11/20/21 (b)(c)	2,544,549	2,539,256
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 4.5435% 6/21/24 (b)(c)	16,066,080	15,838,424
3 month U.S. LIBOR + 2.500% 4.5435% 6/21/24 (b)(c)	2,563,256	2,526,934
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 5.7935% 9/29/24 (b)(c)	9,336,635	9,353,628
3 month U.S. LIBOR + 8.500% 10.5435% 9/29/25 (b)(c)	3,022,727	3,047,302
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 9/15/24 (b)(c)	1,197,778	1,188,231
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.13% 9/4/26 (b)(c)	415,000	408,775
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.38% 9/4/25 (b)(c)	1,618,733	1,600,523
ON Semiconductor Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 9/19/26 (b)(c)(d)	2,625,000	2,635,841
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.56% 4/26/24 (b)(c)	1,496,250	1,494,380
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 5/30/26 (b)(c)	2,870,000	2,848,475
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 5/31/25 (b)(c)	3,723,907	3,648,089
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.0435% 5/31/26 (b)(c)	1,820,000	1,748,347
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.459% 8/1/25 (b)(c)	3,468,788	3,403,748
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 3/3/23 (b)(c)	5,299,094	5,270,691
Sophia L.P. term loan 3 month U.S. LIBOR + 3.250% 5.3544% 9/30/22 (b)(c)	5,607,946	5,606,768
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 4/16/25 (b)(c)	5,952,538	5,967,420
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 4/16/25 (b)(c)	3,931,790	3,941,619
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 4/16/25 (b)(c)	8,230,883	8,260,020
Sybil Software LLC. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3544% 9/30/23 (b)(c)	1,613,019	1,621,084
Syniverse Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.0275% 3/9/23 (b)(c)	5,658,158	5,316,009
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 5/1/24 (b)(c)	7,797,616	7,820,385
TIBCO Software, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 6.07% 6/30/26 (b)(c)	3,001,951	3,003,212
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.6003% 9/28/24 (b)(c)	7,271,671	7,267,163
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0275% 4/4/25 (b)(c)	7,005,778	6,954,706
Ultimate Software Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 5/4/26 (b)(c)	6,360,000	6,391,800
Veritas U.S., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.5535% 1/27/23 (b)(c)	3,337,714	3,146,830
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.5435% 8/27/25 (b)(c)	8,103,150	8,123,408
Vertafore, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 7/2/25 (b)(c)	9,925,000	9,631,022
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.2935% 7/2/26 (b)(c)	3,500,000	3,432,905
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.0438% 3/1/26 (b)(c)	8,606,667	8,617,425
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.7775% 10/11/26 (b)(c)	1,829,523	1,774,638
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7775% 10/11/25 (b)(c)	4,511,461	4,432,917
WEX, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 5/17/26 (b)(c)	3,647,041	3,663,964
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6.7935% 9/26/26 (b)(c)	3,000,000	2,973,750

TOTAL TECHNOLOGY		289,182,730

Telecommunications - 7.2%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 4.7775% 7/15/25 (b)(c)	5,394,698	5,248,610
3 month U.S. LIBOR + 2.750% 4.807% 1/31/26 (b)(c)	3,438,750	3,344,184
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.31% 12/22/23 (b)(c)	2,925,450	2,933,992
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8% 6/15/24 (b)(c)	22,088,452	22,017,548
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.79% 5/31/25 (b)(c)	4,443,750	3,563,665
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.8036% 11/27/23 (b)(c)	28,495,000	28,557,404
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.5536% 1/2/24 (b)(c)	4,000,000	4,043,320
Tranche B-5, term loan 6.625% 1/2/24	6,205,000	6,331,024
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.2935% 2/22/24 (b)(c)	6,090,000	6,098,891
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.5435% 2/10/24 (b)(c)	2,925,000	2,420,438
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.0435% 2/1/24 (b)(c)	8,450,891	8,412,439
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.2935% 2/2/26 (b)(c)	9,402,667	9,435,294
Sabre Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.307% 4/15/26 (b)(c)	2,992,500	3,003,722
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.05% 4/11/25 (b)(c)	4,443,750	4,443,928
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.5435% 11/1/24 (b)(c)	4,026,015	3,522,763
3 month U.S. LIBOR + 8.250% 10.2935% 11/1/25 (b)(c)	3,000,000	2,627,130
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.7935% 7/31/25 (b)(c)	7,209,667	7,022,648
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.688% 5.715% 1/31/26 (b)(c)	1,013,993	1,005,760
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.0275% 8/14/26 (b)(c)	5,955,000	5,935,170
Sprint Communications, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.000% 5.0625% 2/2/24 (b)(c)	3,970,000	3,956,343
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.5625% 2/3/24 (b)(c)	741,149	735,360
Triton Bidco Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 9/23/26 (b)(c)(d)	3,500,000	3,442,565
Windstream Services LLC 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.55% 2/26/21 (b)(c)	3,000,000	3,000,000

TOTAL TELECOMMUNICATIONS		141,102,198

Textiles/Apparel - 0.1%
ABB Optical Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.1678% 6/15/23 (b)(c)	1,308,015	1,236,074
Transportation Ex Air/Rail - 0.5%
IBC Capital Ltd.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.1451% 9/11/24 (b)(c)	670,000	659,950
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.8951% 9/11/23 (b)(c)	1,638,361	1,626,073
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 8.05% 6/22/22 (b)(c)	4,860,687	4,860,687
Navios Maritime Partners LP Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.14% 9/14/20 (b)(c)	1,826,206	1,814,792

TOTAL TRANSPORTATION EX AIR/RAIL		8,961,502

Utilities - 3.5%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 8/1/25 (b)(c)	13,028,607	13,059,615
ExGen Renewables IV, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.13% 11/28/24 (b)(c)	3,030,293	2,960,233
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 7.6044% 11/13/21 (b)(c)	3,971,940	3,803,133
Houston Fuel Oil Terminal Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.8% 6/26/25 (b)(c)	7,900,000	7,875,352
Invenergy Thermal Operating I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.5435% 8/28/25 (b)(c)	3,176,901	3,192,786
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 6.0435% 2/15/24 (b)(c)	3,344,260	3,203,333
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.11% 12/3/25 (b)(c)	1,883,136	1,883,136
Moxie Patriot LLC Tranche B, term loan 3 month U.S. LIBOR + 5.750% 7.8544% 12/19/20 (b)(c)	7,168,228	6,290,120
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.3% 7/24/26 (b)(c)	3,636,118	3,646,226
Tex Operations Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 4.0435% 8/4/23 (b)(c)	5,721,057	5,737,763
UGI Energy Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.7935% 8/13/26 (b)(c)	1,496,250	1,505,602
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.0435% 11/30/23 (b)(c)	6,520,468	6,194,445
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.000% 4.0359% 12/31/25 (b)(c)	9,794,400	9,820,257

TOTAL UTILITIES		69,172,001

TOTAL BANK LOAN OBLIGATIONS
(Cost $1,822,201,537)		1,787,399,020

Nonconvertible Bonds - 3.9%
Aerospace - 0.2%
TransDigm, Inc. 6.25% 3/15/26 (h)	4,000,000	4,295,000
Broadcasting - 0.1%
Cumulus Media New Holdings, Inc. 6.75% 7/1/26 (h)	500,000	524,375
iHeartCommunications, Inc.:
6.375% 5/1/26	142,478	153,876
8.375% 5/1/27	258,242	278,901

TOTAL BROADCASTING		957,152

Chemicals - 0.1%
OCI NV 6.625% 4/15/23 (h)	1,000,000	1,046,200
TPC Group, Inc. 10.5% 8/1/24 (h)	1,195,000	1,245,788

TOTAL CHEMICALS		2,291,988

Containers - 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 3 month U.S. LIBOR + 3.500% 5.8034% 7/15/21 (b)(c)(h)	5,780,000	5,787,225
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	1,085,000	1,140,552

TOTAL CONTAINERS		6,927,777

Diversified Financial Services - 0.1%
EG Global Finance PLC 6.75% 2/7/25 (h)	1,000,000	976,250
Transocean Poseidon Ltd. 6.875% 2/1/27 (h)	1,140,000	1,185,600

TOTAL DIVERSIFIED FINANCIAL SERVICES		2,161,850

Energy - 0.5%
Cheniere Corpus Christi Holdings LLC 7% 6/30/24	1,000,000	1,148,750
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8685% 6/15/22 (b)(c)(h)	4,500,000	4,489,521
6.875% 6/15/25 (h)	1,000,000	1,002,500
Denbury Resources, Inc.:
9% 5/15/21 (h)	730,000	677,075
9.25% 3/31/22 (h)	1,455,000	1,273,125
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (h)	1,435,000	1,076,250

TOTAL ENERGY		9,667,221

Environmental - 0.0%
Tervita Escrow Corp. 7.625% 12/1/21 (h)	670,000	680,888
Gaming - 0.4%
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	1,500,000	1,567,500
Scientific Games Corp. 5% 10/15/25 (h)	3,060,000	3,157,308
Stars Group Holdings BV 7% 7/15/26 (h)	2,000,000	2,130,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (h)	1,367,000	1,343,078

TOTAL GAMING		8,197,886

Healthcare - 0.3%
Tenet Healthcare Corp.:
4.625% 7/15/24	2,500,000	2,569,325
5.125% 5/1/25	1,000,000	1,013,800
Valeant Pharmaceuticals International, Inc. 5.5% 11/1/25 (h)	2,515,000	2,631,570

TOTAL HEALTHCARE		6,214,695

Insurance - 0.1%
HUB International Ltd. 7% 5/1/26 (h)	1,000,000	1,028,750
Leisure - 0.2%
Studio City Co. Ltd.:
5.875% 11/30/19 (h)	1,220,000	1,212,985
7.25% 11/30/21 (h)	2,000,000	2,050,000

TOTAL LEISURE		3,262,985

Paper - 0.1%
CommScope Finance LLC:
5.5% 3/1/24 (h)	1,100,000	1,131,625
6% 3/1/26 (h)	1,100,000	1,138,280

TOTAL PAPER		2,269,905

Services - 0.1%
APX Group, Inc. 7.625% 9/1/23	490,000	436,100
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (h)	2,395,000	2,275,250

TOTAL SERVICES		2,711,350

Super Retail - 0.1%
Staples, Inc. 10.75% 4/15/27 (h)	1,250,000	1,284,375
Technology - 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (h)	3,030,000	3,124,159
NXP BV/NXP Funding LLC 4.125% 6/1/21 (h)	2,665,000	2,734,278
Uber Technologies, Inc. 7.5% 11/1/23 (h)	2,000,000	2,015,000

TOTAL TECHNOLOGY		7,873,437

Telecommunications - 0.7%
Altice Financing SA 7.5% 5/15/26 (h)	3,095,000	3,288,407
Frontier Communications Corp. 8% 4/1/27 (h)	5,400,000	5,695,326
SFR Group SA:
6.25% 5/15/24 (h)	1,189,000	1,227,048
7.375% 5/1/26 (h)	3,010,000	3,227,352

TOTAL TELECOMMUNICATIONS		13,438,133

Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (h)	850,000	757,297
Transportation Ex Air/Rail - 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (h)	2,255,000	2,392,330
TOTAL NONCONVERTIBLE BONDS
(Cost $75,110,655)		76,413,019
	Shares	Value

Common Stocks - 0.5%
Automotive & Auto Parts - 0.0%
Motors Liquidation Co. GUC Trust (i)	3,724	37,910
Broadcasting - 0.0%
Clear Channel Outdoor Holdings, Inc. (i)	59,243	149,292
iHeartMedia, Inc. (i)	25,194	377,910

TOTAL BROADCASTING		527,202

Energy - 0.3%
Expro Holdings U.S., Inc. (e)(i)	240,349	4,085,933
Expro Holdings U.S., Inc. (e)(h)(i)	88,205	1,499,485

TOTAL ENERGY		5,585,418

Publishing/Printing - 0.0%
Cenveo Corp. (e)	4,167	121,510
Super Retail - 0.0%
David's Bridal, Inc. (e)	8,913	17,648
Utilities - 0.2%
TexGen Power LLC (e)(i)	85,051	3,138,382
TOTAL COMMON STOCKS
(Cost $12,292,691)		9,428,070

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (e)(i)
(Cost $45,406)	45,954	45,954

Money Market Funds - 6.4%
Fidelity Cash Central Fund 1.96% (j)
(Cost $123,838,769)	123,820,160	123,844,924
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $2,033,489,058)		1,997,130,987
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(50,309,086)
NET ASSETS - 100%		$1,946,821,901

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Level 3 security

 (f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $940,328 and $929,998, respectively.

 (g) Non-income producing - Security is in default.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,311,752 or 3.7% of net assets.

 (i) Non-income producing

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,245,080
Total	$2,245,080

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$527,202	$527,202	$--	$--
Consumer Discretionary	17,648	--	--	17,648
Energy	5,585,418	--	--	5,585,418
Financials	37,910	37,910	--	--
Industrials	121,510	--	--	121,510
Utilities	3,138,382	--	--	3,138,382
Bank Loan Obligations	1,787,399,020	--	1,783,319,030	4,079,990
Corporate Bonds	76,413,019	--	76,413,019	--
Other	45,954	--	--	45,954
Money Market Funds	123,844,924	123,844,924	--	--
Total Investments in Securities:	$1,997,130,987	$124,410,036	$1,859,732,049	$12,988,902

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Luxembourg	5.5%
Canada	1.4%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,909,650,289)	$1,873,286,063
Fidelity Central Funds (cost $123,838,769)	123,844,924
Total Investment in Securities (cost $2,033,489,058)		$1,997,130,987
Cash		1,626,375
Receivable for investments sold		10,188,589
Receivable for fund shares sold		1,049,242
Interest receivable		12,371,067
Distributions receivable from Fidelity Central Funds		225,006
Other receivables		554,777
Total assets		2,023,146,043
Liabilities
Payable for investments purchased	$75,561,797
Payable for fund shares redeemed	100,059
Distributions payable	630,182
Other payables and accrued expenses	32,104
Total liabilities		76,324,142
Net Assets		$1,946,821,901
Net Assets consist of:
Paid in capital		$1,991,116,339
Total accumulated earnings (loss)		(44,294,438)
Net Assets, for 19,203,232 shares outstanding		$1,946,821,901
Net Asset Value, offering price and redemption price per share ($1,946,821,901 ÷ 19,203,232 shares)		$101.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$199,615
Interest		119,836,780
Income from Fidelity Central Funds		2,245,080
Total income		122,281,475
Expenses
Custodian fees and expenses	$45,761
Independent directors' fees and expenses	11,763
Miscellaneous	24
Total expenses before reductions	57,548
Expense reductions	(28,245)
Total expenses after reductions		29,303
Net investment income (loss)		122,252,172
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,808,279)
Fidelity Central Funds	102
Total net realized gain (loss)		(6,808,177)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(33,640,369)
Fidelity Central Funds	(102)
Total change in net unrealized appreciation (depreciation)		(33,640,471)
Net gain (loss)		(40,448,648)
Net increase (decrease) in net assets resulting from operations		$81,803,524

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$122,252,172	$108,427,622
Net realized gain (loss)	(6,808,177)	(2,822,187)
Change in net unrealized appreciation (depreciation)	(33,640,471)	9,369,188
Net increase (decrease) in net assets resulting from operations	81,803,524	114,974,623
Distributions to shareholders	(121,953,549)	–
Distributions to shareholders from net investment income	–	(107,324,263)
Distributions to shareholders from net realized gain	–	(5,780,280)
Total distributions	(121,953,549)	(113,104,543)
Affiliated share transactions
Proceeds from sales of shares	55,039,774	697,577,163
Reinvestment of distributions	114,264,359	106,258,937
Cost of shares redeemed	(478,275,822)	(144,268,596)
Net increase (decrease) in net assets resulting from share transactions	(308,971,689)	659,567,504
Total increase (decrease) in net assets	(349,121,714)	661,437,584
Net Assets
Beginning of period	2,295,943,615	1,634,506,031
End of period	$1,946,821,901	$2,295,943,615
Other Information
Undistributed net investment income end of period		$1,735,079
Shares
Sold	544,187	6,749,302
Issued in reinvestment of distributions	1,128,026	1,029,866
Redeemed	(4,693,420)	(1,398,060)
Net increase (decrease)	(3,021,207)	6,381,108

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Floating Rate Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$103.31	$103.17	$102.63	$102.02	$107.17
Income from Investment Operations
Net investment income (loss)A	6.104	5.279	5.268	5.424	5.449
Net realized and unrealized gain (loss)	(1.943)	.401	.545	.357	(5.445)
Total from investment operations	4.161	5.680	5.813	5.781	.004
Distributions from net investment income	(6.091)	(5.215)	(5.223)	(5.171)	(5.154)
Distributions from net realized gain	–	(.325)	(.050)	–	–
Total distributions	(6.091)	(5.540)	(5.273)	(5.171)	(5.154)
Net asset value, end of period	$101.38	$103.31	$103.17	$102.63	$102.02
Total ReturnB	4.20%	5.65%	5.77%	5.95%	(.03)%
Ratios to Average Net AssetsC,D
Expenses before reductions	–%E	- %E	.06%	- %E	- %E
Expenses net of fee waivers, if any	–%E	- %E	.06%	- %E	- %E
Expenses net of all reductions	–%E	- %E	.06%	- %E	- %E
Net investment income (loss)	6.01%	5.12%	5.09%	5.45%	5.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,946,822	$2,295,944	$1,634,506	$1,614,419	$1,597,788
Portfolio turnover rate	29%	47%	78%	48%	37%F

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2019

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,546,342
Gross unrealized depreciation	(47,161,642)
Net unrealized appreciation (depreciation)	$(35,615,300)
Tax Cost	$2,032,746,287

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,938,375
Capital loss carryforward	$(4,710,496)
Net unrealized appreciation (depreciation) on securities and other investments	$(35,615,300)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(411,563)
Long-term	$(4,298,933)
Total capital loss carryforward	$(4,710,496)

The Fund intends to elect to defer to its next fiscal year $5,907,016 of capital losses recognized during the period November 1, 2018 to September 30, 2019.

The tax character of distributions paid was as follows:

	September 30, 2019	September 30, 2018
Ordinary Income	$121,953,549	$ 111,877,345
Long-term Capital Gains	-	1,227,198
Total	$121,953,549	$ 113,104,543

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $565,796,700 and $854,710,740, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $21 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $28,245.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs sought an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contended that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In May 2019, the parties reached a settlement that has been approved by the Bankruptcy Court. Under the terms of the settlement, the Fund will not be required to return any of the proceeds received in 2009, and will be entitled to recover a portion of the legal costs incurred in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Floating Rate Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Michael E. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period-B April 1, 2019 to September 30, 2019
Actual	.0013%	$1,000.00	$1,032.30	$.01
Hypothetical-C		$1,000.00	$1,025.06	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.48% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $78,804,118 of distributions paid during the period January 1, 2019 to September 30, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

FR1-ANN-1119
1.814672.114

Fidelity® International Equity Central Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Equity Central Fund	(0.21)%	4.00%	5.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on September 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World ex USA Index performed over the same period.

Period Ending Values
$16,972	Fidelity® International Equity Central Fund
$16,223	MSCI World ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -1.05% for the 12 months ending September 30, 2019, as international stocks reflected a confluence of negative factors, including escalating trade tension, lackluster global economic growth, uncertainty about the U.K.’s planned “Brexit” from the European Union and reports of slowing in China’s economy. In late December, the U.S. Federal Reserve shifted from raising interest rates to a more dovish policy in 2019, joining many foreign central banks that had been cutting rates. Sentiment ebbed and flowed in 2019, primarily due to geopolitical factors, including elections and trade disputes, resulting in increased volatility. In June, international stocks rose 6.03%, as policy stimulus in China stabilized that country’s economic growth trajectory. In July, the Fed cut its policy rate for the first time since 2007. However, the index returned -1.21% for the month, followed by a -3.08% result in August, before rebounding with a 2.59% advance in September. For the full 12 months, six sectors lost ground, with energy (-9%), materials (-7%) and communication services (-4%) faring worst. Conversely, utilities (+13%), consumer staples (+7%) and real estate (+5%) led the way. By region, Japan (-4%) and the U.K. (-3%) fell the hardest, followed by emerging markets (-2%). Meanwhile, Canada (+4%), Asia Pacific ex Japan (+3%) and Europe ex U.K (+1%) turned in the best results.

Comments from Co-Portfolio Manager Steven Kaye:  For the fiscal year, the fund returned -0.21%, slightly ahead of the -0.71% result of the MSCI World ex USA Index. Versus the index, the fund benefited from favorable stock selection, particularly in the health care and financial sectors. Geographically, choices in Japan and among emerging markets were the most helpful. Conversely, stock picking in materials, industrials, utilities and consumer staples hurt, as did our choices in Europe and the U.K., and Asia Pacific ex Japan. Among individual stocks, an overweighting in Hoya (+39% stock return), a Japanese manufacturer of optical products in health care and tech markets, helped more than any other active decision. Hoya’s growth this period was owed in part to strong sales of its contact lenses. Another positive was our stake in Zurich Insurance Group (+28% stock return), which benefited from its three-year turnaround under new management. On the flip side, an overweighting in Spain’s Caixabank (-39% stock return) detracted the most. The lender struggled with falling profits this period and, in June, it lowered its full-year income outlook due to expected falling interest rates in the eurozone. Japanese power tool maker Makita (-36% stock return) was another relative laggard. The fund did not own Caixabank or Makita at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On November 1, 2018, Faris Rahman, Allyson Ke and Jennifer Moon all became Co-Managers for the fund. Grace Anne-Wood is no longer a Co-Manager for the fund. On September 3, 2019, Vince Montemaggiore assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2019
Japan	19.0%
United Kingdom	12.6%
Germany	11.0%
France	9.3%
Canada	7.8%
Switzerland	7.3%
Netherlands	7.1%
United States of America*	4.8%
Australia	2.9%
Other	18.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2019

% of fund's net assets
Stocks	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.1

Top Ten Stocks as of September 30, 2019

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4
The Toronto-Dominion Bank (Canada, Banks)	1.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.5
Unilever NV (Netherlands, Personal Products)	1.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.4
Sanofi SA (France, Pharmaceuticals)	1.3
Diageo PLC (United Kingdom, Beverages)	1.3
SAP SE (Germany, Software)	1.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.2
15.9

Top Market Sectors as of September 30, 2019

% of fund's net assets
Financials	19.2
Industrials	16.3
Health Care	11.4
Consumer Staples	11.2
Consumer Discretionary	10.4
Information Technology	6.5
Materials	6.2
Energy	5.9
Communication Services	4.7
Utilities	3.3

Schedule of Investments September 30, 2019

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 2.9%
Abacus Property Group unit	1,361,524	$3,602,326
AGL Energy Ltd.	202,597	2,619,993
Aub Group Ltd.	470,647	3,710,306
Australia & New Zealand Banking Group Ltd.	315,929	6,081,499
Coles Group Ltd.	621,299	6,457,925
Commonwealth Bank of Australia	397,554	21,689,039
CSL Ltd.	98,100	15,473,221
Inghams Group Ltd.	2,588,851	5,504,137
Woodside Petroleum Ltd.	305,715	6,681,365

TOTAL AUSTRALIA		71,819,811

Austria - 0.9%
Erste Group Bank AG	693,191	22,923,191
Bailiwick of Jersey - 1.5%
Experian PLC	734,600	23,474,881
Glencore Xstrata PLC	4,163,181	12,545,955
Sanne Group PLC	134,300	896,648

TOTAL BAILIWICK OF JERSEY		36,917,484

Belgium - 1.8%
KBC Groep NV	441,885	28,714,933
Umicore SA	396,864	14,994,810

TOTAL BELGIUM		43,709,743

Bermuda - 0.3%
Credicorp Ltd. (United States)	9,000	1,875,960
Hiscox Ltd.	129,000	2,632,958
IHS Markit Ltd. (a)	53,300	3,564,704

TOTAL BERMUDA		8,073,622

Brazil - 0.1%
IRB Brasil Resseguros SA	214,800	1,946,923
Canada - 7.8%
ATCO Ltd. Class I (non-vtg.)	46,000	1,683,270
Barrick Gold Corp. (Canada)	755,109	13,063,440
Canadian Natural Resources Ltd.	329,500	8,766,936
Canadian Pacific Railway Ltd.	95,900	21,311,755
Canadian Utilities Ltd. Class A (non-vtg.)	68,900	2,030,830
Cenovus Energy, Inc. (Canada)	1,190,800	11,172,317
Constellation Software, Inc.	3,900	3,894,996
Emera, Inc.	72,800	3,195,870
First Quantum Minerals Ltd.	1,078,000	9,056,225
Fortis, Inc.	104,900	4,434,803
Hydro One Ltd. (b)	137,700	2,545,400
Intact Financial Corp.	238,200	23,973,724
Lundin Mining Corp.	3,586,100	16,863,345
Pembina Pipeline Corp.	203,600	7,547,116
Suncor Energy, Inc.	543,500	17,143,726
The Toronto-Dominion Bank	724,200	42,227,007

TOTAL CANADA		188,910,760

Cayman Islands - 0.9%
Cheung Kong Property Holdings Ltd.	1,342,000	9,091,979
Hansoh Pharmaceutical Group Co. Ltd. (b)	340,000	1,041,122
HKBN Ltd.	3,509,500	6,465,823
Tencent Holdings Ltd.	84,800	3,547,008
Wuxi Biologics (Cayman), Inc. (a)(b)	135,500	1,383,059

TOTAL CAYMAN ISLANDS		21,528,991

China - 0.2%
PICC Property & Casualty Co. Ltd. (H Shares)	4,135,000	4,827,341
Denmark - 0.9%
A.P. Moller - Maersk A/S Series B	16,154	18,261,017
DSV A/S	37,000	3,520,697

TOTAL DENMARK		21,781,714

France - 9.3%
ALTEN	18,900	2,158,886
Amundi SA (b)	254,800	17,774,033
Capgemini SA	84,100	9,908,964
Danone SA	53,000	4,668,331
Edenred SA	43,100	2,068,390
EDF SA	267,300	2,992,099
Elior SA (b)	52,500	697,541
ENGIE	395,980	6,465,344
Essilor International SA	15,000	2,162,188
LVMH Moet Hennessy Louis Vuitton SE	91,845	36,440,405
Pernod Ricard SA	87,500	15,583,560
Sanofi SA	346,355	32,083,832
SMCP S.A.S. (a)(b)	197,100	2,736,923
SR Teleperformance SA	119,400	25,884,852
Total SA	548,346	28,619,415
Veolia Environnement SA	145,000	3,676,074
VINCI SA	200,394	21,586,257
Vivendi SA	358,140	9,829,131

TOTAL FRANCE		225,336,225

Germany - 10.2%
adidas AG	45,900	14,290,700
BASF AG	217,047	15,175,506
Bayer AG	98,038	6,907,079
Daimler AG (Germany)	316,200	15,722,577
Delivery Hero AG (a)(b)	185,200	8,227,762
Deutsche Borse AG	131,450	20,500,817
Deutsche Post AG	802,831	26,815,774
Deutsche Telekom AG	787,830	13,214,277
E.ON AG	495,368	4,816,268
Hannover Reuck SE	20,200	3,414,835
LEG Immobilien AG	53,359	6,106,657
Linde PLC	92,712	17,987,157
Rheinmetall AG	156,800	19,833,428
RWE AG	135,130	4,223,162
SAP SE	255,459	30,060,721
Scout24 AG (b)	84,200	4,799,769
Siemens AG	255,500	27,350,033
Uniper SE	79,900	2,620,448
Vonovia SE	42,100	2,136,035
Wirecard AG	23,000	3,678,854

TOTAL GERMANY		247,881,859

Hong Kong - 1.4%
AIA Group Ltd.	2,755,600	25,988,201
Dah Sing Banking Group Ltd.	2,904,800	3,906,324
Dah Sing Financial Holdings Ltd.	1,086,000	4,018,271

TOTAL HONG KONG		33,912,796

Hungary - 0.5%
OTP Bank PLC	290,200	12,082,134
India - 0.4%
Axis Bank Ltd.	840,197	8,146,860
HDFC Bank Ltd. sponsored ADR	23,400	1,334,970

TOTAL INDIA		9,481,830

Indonesia - 0.3%
PT Bank Central Asia Tbk	1,948,900	4,166,898
PT Bank Rakyat Indonesia Tbk	13,278,300	3,853,934

TOTAL INDONESIA		8,020,832

Ireland - 1.7%
DCC PLC (United Kingdom)	36,800	3,210,758
Greencore Group PLC	1,314,176	3,651,810
Irish Residential Properties REIT PLC	2,684,700	5,027,192
James Hardie Industries PLC CDI	16,333	274,056
Kerry Group PLC Class A	97,600	11,414,480
Kingspan Group PLC (Ireland)	30,700	1,499,074
Ryanair Holdings PLC sponsored ADR (a)	229,780	15,252,796

TOTAL IRELAND		40,330,166

Israel - 0.3%
Mizrahi Tefahot Bank Ltd.	267,300	6,643,573
Tel Aviv Stock Exchange Ltd.	213,957	662,874

TOTAL ISRAEL		7,306,447

Italy - 1.4%
Banca Generali SpA	284,084	8,762,737
Davide Campari-Milano SpA	992,600	8,968,821
Enel SpA	1,412,336	10,549,156
FinecoBank SpA	198,200	2,098,065
Recordati SpA	72,600	3,114,571

TOTAL ITALY		33,493,350

Japan - 19.0%
A/S One Corp.	7,300	605,938
Advance Residence Investment Corp.	2,858	9,386,301
Bandai Namco Holdings, Inc.	233,500	14,560,497
Chubu Electric Power Co., Inc.	202,200	2,933,041
Chugai Pharmaceutical Co. Ltd.	93,100	7,275,503
Chugoku Electric Power Co., Inc.	134,600	1,732,155
Electric Power Development Co. Ltd.	90,200	2,062,027
Fanuc Corp.	126,000	23,816,955
Fast Retailing Co. Ltd.	16,600	9,902,722
Hennge K.K. (a)	12,500	161,850
Hitachi High-Technologies Corp.	107,400	6,243,182
Hoshizaki Corp.	260,700	20,550,062
Hoya Corp.	350,700	28,723,357
Isuzu Motors Ltd.	625,200	6,925,590
JSR Corp.	990,500	15,947,803
Kansai Electric Power Co., Inc.	231,800	2,596,228
Kao Corp.	198,900	14,753,793
Keyence Corp.	27,550	17,148,666
Minebea Mitsumi, Inc.	449,400	7,174,030
Mitsubishi Estate Co. Ltd.	470,000	9,088,168
Mitsubishi UFJ Financial Group, Inc.	2,567,400	13,075,414
Money Forward, Inc. (a)(c)	172,500	5,738,865
Nidec Corp.	40,000	5,416,860
Nintendo Co. Ltd.	32,947	12,272,639
Nippon Telegraph & Telephone Corp.	187,287	8,960,505
Nitori Holdings Co. Ltd.	51,500	7,557,606
NSD Co. Ltd.	127,600	3,678,342
Olympus Corp.	209,500	2,838,283
Oracle Corp. Japan	95,900	8,360,196
ORIX Corp.	945,700	14,146,727
Otsuka Corp.	52,600	2,105,133
Persol Holdings Co., Ltd.	354,800	6,743,635
Recruit Holdings Co. Ltd.	811,100	24,781,946
Relo Group, Inc.	51,800	1,276,042
Shinsei Bank Ltd.	391,500	5,724,603
Shiseido Co. Ltd.	39,100	3,138,133
SMC Corp.	49,300	21,190,529
SoftBank Corp.	381,008	15,034,738
Sony Corp.	198,300	11,721,149
Subaru Corp.	247,000	6,985,187
Suzuki Motor Corp.	40,000	1,703,973
Taiheiyo Cement Corp.	255,300	6,860,274
Takeda Pharmaceutical Co. Ltd.	197,895	6,790,902
Terumo Corp.	291,700	9,438,894
Tokio Marine Holdings, Inc.	167,300	8,975,169
Tokyo Electric Power Co., Inc. (a)	495,700	2,431,188
Toyota Motor Corp.	347,100	23,311,322
Tsuruha Holdings, Inc.	88,700	9,686,359
Welcia Holdings Co. Ltd.	42,700	2,157,998
Yahoo! Japan Corp.	2,230,919	6,285,357
Zozo, Inc. (c)	140,400	3,252,232

TOTAL JAPAN		463,228,068

Korea (South) - 0.2%
LG Chemical Ltd.	3,500	874,183
Samsung Electronics Co. Ltd.	93,380	3,819,709

TOTAL KOREA (SOUTH)		4,693,892

Luxembourg - 0.5%
B&M European Value Retail SA	2,445,876	11,409,798
Eurofins Scientific SA	2,241	1,041,515

TOTAL LUXEMBOURG		12,451,313

Mexico - 0.0%
Grupo Financiero Banorte S.A.B. de CV Series O	161,300	866,985
Netherlands - 7.1%
AerCap Holdings NV (a)	339,900	18,609,525
ASML Holding NV (Netherlands)	108,178	26,829,594
Basic-Fit NV (a)(b)	286,000	8,962,114
Elastic NV	38,800	3,194,792
Ferrari NV	104,000	16,045,372
Heineken NV (Bearer)	147,000	15,887,678
IMCD Group BV	44,600	3,298,309
Koninklijke Philips Electronics NV	352,185	16,274,141
NIBC Holding NV (b)	961,636	7,525,610
NXP Semiconductors NV	96,500	10,530,080
Prosus NV (a)	8,800	645,992
QIAGEN NV (Germany) (a)	46,800	1,532,330
Takeaway.com Holding BV (a)(b)	69,100	5,513,098
Unilever NV	470,025	28,223,781
Unilever NV (NY Reg.)	118,300	7,101,549
Wolters Kluwer NV	33,700	2,460,263

TOTAL NETHERLANDS		172,634,228

Norway - 0.6%
Adevinta ASA:
Class A (a)	75,700	877,015
Class B	365,000	4,220,650
Equinor ASA	167,200	3,180,377
Schibsted ASA:
(A Shares)	64,400	1,904,892
(B Shares)	130,300	3,652,207

TOTAL NORWAY		13,835,141

Poland - 0.5%
Bank Polska Kasa Opieki SA	497,600	12,706,476
Portugal - 0.2%
Galp Energia SGPS SA Class B	257,724	3,875,949
Singapore - 1.0%
Parkway Life REIT	3,209,400	7,267,968
United Overseas Bank Ltd.	647,613	12,023,116
UOL Group Ltd.	920,800	4,996,563

TOTAL SINGAPORE		24,287,647

South Africa - 0.1%
Naspers Ltd. Class N	8,800	1,332,401
Spain - 1.1%
Amadeus IT Holding SA Class A	36,400	2,607,387
Cellnex Telecom SA (b)	198,568	8,202,666
Enagas SA	87,700	2,032,214
Endesa SA	124,700	3,281,031
Iberdrola SA	417,600	4,340,436
Laboratorios Farmaceuticos ROVI SA	84,004	2,005,168
Masmovil Ibercom SA (a)	239,470	4,865,232

TOTAL SPAIN		27,334,134

Sweden - 1.3%
AddTech AB (B Shares)	47,200	1,227,462
ASSA ABLOY AB (B Shares)	126,000	2,801,127
EQT AB (a)	249,100	2,213,396
Hexagon AB (B Shares)	48,800	2,352,739
Indutrade AB	97,300	2,728,024
John Mattson Fastighetsforetag (a)	322,069	3,782,099
Lundin Petroleum AB	123,873	3,715,919
Svenska Handelsbanken AB (A Shares)	284,300	2,659,650
Swedish Match Co. AB	75,600	3,126,433
Telefonaktiebolaget LM Ericsson (B Shares)	911,339	7,278,259

TOTAL SWEDEN		31,885,108

Switzerland - 7.3%
Alcon, Inc. (a)	128,189	7,472,137
Julius Baer Group Ltd.	59,900	2,653,026
Lonza Group AG	26,100	8,823,346
Nestle SA (Reg. S)	549,088	59,551,085
Roche Holding AG (participation certificate)	197,950	57,636,054
Sonova Holding AG Class B	48,775	11,337,909
Swiss Re Ltd.	30,000	3,129,102
Zurich Insurance Group Ltd.	67,686	25,924,277

TOTAL SWITZERLAND		176,526,936

Taiwan - 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	269,000	2,387,478
United Kingdom - 12.6%
AstraZeneca PLC (United Kingdom)	384,100	34,295,949
Beazley PLC	2,110,300	16,139,154
BP PLC	4,535,319	28,712,039
British American Tobacco PLC (United Kingdom)	157,681	5,823,201
Centrica PLC	2,140,800	1,941,000
Cineworld Group PLC	562,800	1,577,739
Compass Group PLC	172,100	4,428,603
Cranswick PLC	136,193	4,936,606
Dechra Pharmaceuticals PLC	175,500	5,972,957
Diageo PLC	766,457	31,310,020
Diploma PLC	115,100	2,353,498
Grainger Trust PLC	1,319,878	3,992,226
Hotel Chocolat Group Ltd. (c)	965,900	4,489,212
HSBC Holdings PLC (United Kingdom)	901,400	6,906,762
InterContinental Hotel Group PLC	57,100	3,563,349
Intertek Group PLC	40,700	2,741,338
John David Group PLC	1,665,500	15,387,286
London Stock Exchange Group PLC	44,400	3,987,108
Mondi PLC	70,900	1,358,188
Prudential PLC	1,480,843	26,834,705
RELX PLC (London Stock Exchange)	112,000	2,661,238
Rentokil Initial PLC	490,300	2,820,125
Rolls-Royce Holdings PLC	1,241,675	12,065,167
Rotork PLC	4,866,257	18,637,999
Royal Dutch Shell PLC:
Class A (United Kingdom)	414,527	12,157,233
Class B (United Kingdom)	281,171	8,310,136
Scottish & Southern Energy PLC	274,800	4,203,848
Smith & Nephew PLC	456,635	10,996,648
Spectris PLC	9,360	281,270
Standard Life PLC	3,000,524	10,544,003
Victrex PLC	381,900	10,133,216
Vodafone Group PLC	3,770,500	7,511,993

TOTAL UNITED KINGDOM		307,073,816

United States of America - 2.7%
Alphabet, Inc. Class C (a)	1,400	1,706,600
Altria Group, Inc.	168,000	6,871,200
Becton, Dickinson & Co.	8,600	2,175,456
Boston Beer Co., Inc. Class A (a)	13,900	5,060,712
Boston Scientific Corp. (a)	53,900	2,193,191
Constellation Brands, Inc. Class A (sub. vtg.)	26,500	5,492,920
Global Payments, Inc.	15,310	2,434,290
International Flavors & Fragrances, Inc. (c)	164,200	20,145,698
Kosmos Energy Ltd.	638,200	3,982,368
Marsh & McLennan Companies, Inc.	31,400	3,141,570
Moody's Corp.	9,400	1,925,402
Philip Morris International, Inc.	86,300	6,552,759
Roper Technologies, Inc.	6,100	2,175,260
S&P Global, Inc.	10,900	2,670,282

TOTAL UNITED STATES OF AMERICA		66,527,708

TOTAL COMMON STOCKS
(Cost $2,085,387,757)		2,361,932,499

Nonconvertible Preferred Stocks - 0.8%
Germany - 0.8%
Henkel AG & Co. KGaA	17,600	1,741,827
Porsche Automobil Holding SE (Germany)	262,400	17,010,577
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $15,507,458)		18,752,404

Investment Companies - 0.0%
United States of America - 0.0%
iShares MSCI Japan ETF
(Cost $1,572,848)	27,800	1,577,372
	Principal Amount	Value

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.92% 12/12/19 (Cost $4,692,041)	4,710,000	4,693,221
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund 1.96% (d)	34,468,710	34,475,603
Fidelity Securities Lending Cash Central Fund 1.96% (d)(e)	25,940,193	25,942,787
TOTAL MONEY MARKET FUNDS
(Cost $60,418,389)		60,418,390
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,167,578,493)		2,447,373,886
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(14,588,234)
NET ASSETS - 100%		$2,432,785,652

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $69,409,097 or 2.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,252,454
Fidelity Securities Lending Cash Central Fund	517,974
Total	$1,770,428

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$110,128,472	$43,301,955	$66,826,517	$--
Consumer Discretionary	249,850,972	101,155,359	148,695,613	--
Consumer Staples	272,154,330	112,841,629	159,312,701	--
Energy	143,864,896	90,809,539	53,055,357	--
Financials	471,230,158	313,853,699	157,376,459	--
Health Care	277,432,562	63,565,982	213,866,580	--
Industrials	398,550,642	206,813,024	191,737,618	--
Information Technology	159,654,022	49,661,736	109,992,286	--
Materials	155,279,856	89,755,508	65,524,348	--
Real Estate	65,753,556	46,003,045	19,750,511	--
Utilities	76,785,437	41,238,364	35,547,073	--
Investment Companies	1,577,372	1,577,372	--	--
Government Obligations	4,693,221	--	4,693,221	--
Money Market Funds	60,418,390	60,418,390	--	--
Total Investments in Securities:	$2,447,373,886	$1,220,995,602	$1,226,378,284	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2019
Assets
Investment in securities, at value (including securities loaned of $25,497,271) — See accompanying schedule: Unaffiliated issuers (cost $2,107,160,104)	$2,386,955,496
Fidelity Central Funds (cost $60,418,389)	60,418,390
Total Investment in Securities (cost $2,167,578,493)		$2,447,373,886
Cash		56,470
Foreign currency held at value (cost $24,732)		45,602
Receivable for investments sold		5,443,117
Receivable for fund shares sold		92,360
Dividends receivable		13,496,752
Distributions receivable from Fidelity Central Funds		106,152
Other receivables		18,572,882
Total assets		2,485,187,221
Liabilities
Payable for investments purchased	$6,189,596
Payable for fund shares redeemed	1,428,996
Other payables and accrued expenses	18,841,052
Collateral on securities loaned	25,941,925
Total liabilities		52,401,569
Net Assets		$2,432,785,652
Net Assets consist of:
Paid in capital		$2,219,818,527
Total accumulated earnings (loss)		212,967,125
Net Assets, for 31,219,991 shares outstanding		$2,432,785,652
Net Asset Value, offering price and redemption price per share ($2,432,785,652 ÷ 31,219,991 shares)		$77.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2019
Investment Income
Dividends		$77,397,395
Interest		51,660
Income from Fidelity Central Funds (including $517,974 from security lending)		1,770,428
Income before foreign taxes withheld		79,219,483
Less foreign taxes withheld		(7,128,032)
Total income		72,091,451
Expenses
Custodian fees and expenses	$262,461
Independent directors' fees and expenses	13,968
Interest	26,753
Miscellaneous	27
Total expenses		303,209
Net investment income (loss)		71,788,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141,894)	(64,239,258)
Fidelity Central Funds	1,903
Foreign currency transactions	(144,028)
Futures contracts	(321,265)
Total net realized gain (loss)		(64,702,648)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $123,125)	(16,517,513)
Fidelity Central Funds	(180)
Assets and liabilities in foreign currencies	(79,022)
Futures contracts	(89,405)
Total change in net unrealized appreciation (depreciation)		(16,686,120)
Net gain (loss)		(81,388,768)
Net increase (decrease) in net assets resulting from operations		$(9,600,526)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,788,242	$76,845,009
Net realized gain (loss)	(64,702,648)	162,484,178
Change in net unrealized appreciation (depreciation)	(16,686,120)	(160,419,767)
Net increase (decrease) in net assets resulting from operations	(9,600,526)	78,909,420
Distributions to shareholders	(181,492,635)	–
Distributions to shareholders from net investment income	–	(77,089,559)
Distributions to shareholders from net realized gain	–	(90,648,501)
Total distributions	(181,492,635)	(167,738,060)
Affiliated share transactions
Proceeds from sales of shares	170,137,375	371,362,580
Reinvestment of distributions	181,492,635	167,738,059
Cost of shares redeemed	(372,812,401)	(899,594,488)
Net increase (decrease) in net assets resulting from share transactions	(21,182,391)	(360,493,849)
Total increase (decrease) in net assets	(212,275,552)	(449,322,489)
Net Assets
Beginning of period	2,645,061,204	3,094,383,693
End of period	$2,432,785,652	$2,645,061,204
Other Information
Undistributed net investment income end of period		$3,625,716
Shares
Sold	2,256,424	4,209,064
Issued in reinvestment of distributions	2,549,322	1,939,830
Redeemed	(4,869,713)	(10,247,744)
Net increase (decrease)	(63,967)	(4,098,850)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Equity Central Fund

Years ended September 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$84.55	$87.45	$74.96	$71.96	$79.13
Income from Investment Operations
Net investment income (loss)A	2.23	2.30	2.18	2.09	2.13
Net realized and unrealized gain (loss)	(3.09)	(.27)B	12.27	2.87	(7.28)
Total from investment operations	(.86)	2.03	14.45	4.96	(5.15)
Distributions from net investment income	(2.12)	(2.34)	(1.92)	(1.96)	(2.02)
Distributions from net realized gain	(3.65)	(2.60)	(.03)	–	–
Total distributions	(5.77)	(4.93)C	(1.96)D	(1.96)	(2.02)
Net asset value, end of period	$77.92	$84.55	$87.45	$74.96	$71.96
Total ReturnE	(.21)%	2.30%	19.54%	6.95%	(6.78)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.93%	2.63%	2.74%	2.87%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$2,432,786	$2,645,061	$3,094,384	$2,138,296	$2,104,932
Portfolio turnover rateH	70%	53%	61%	59%	81%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $4.93 per share is comprised of distributions from net investment income of $2.338 and distributions from net realized gain of $2.595 per share.

 D Total distributions of $1.96 per share is comprised of distributions from net investment income of $1.921 and distributions from net realized gain of $.034 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2019

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, capital loss carryforwards, certain deemed distributions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$354,540,554
Gross unrealized depreciation	(87,770,260)
Net unrealized appreciation (depreciation)	$266,770,294
Tax Cost	$2,180,603,592

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,501,444
Capital loss carryforward	$(66,953,925)
Net unrealized appreciation (depreciation) on securities and other investments	$266,558,041

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(66,953,925)

The tax character of distributions paid was as follows:

	September 30, 2019	September 30, 2018
Ordinary Income	$79,651,585	$ 135,740,362
Long-term Capital Gains	101,841,050	31,997,698
Total	$181,492,635	$ 167,738,060

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,680,577,671 and $1,788,195,875, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,887 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$55,715,857	2.47%	$26,753

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $547. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity International Equity Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 12, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investments Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 298 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investments Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2019-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period-B April 1, 2019 to September 30, 2019
Actual	.0106%	$1,000.00	$1,047.20	$.05
Hypothetical-C		$1,000.00	$1,025.02	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for fund qualify for the dividends–received deduction for corporate shareholders:

December 2018	1%
February 2019	2%
March 2019	2%
April 2019	2%
May 2019	2%
June 2019	2%
July 2019	2%
August 2019	2%
September 2019	2%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

December 2018	34%
February 2019	98%
March 2019	98%
April 2019	98%
May 2019	98%
June 2019	98%
July 2019	98%
August 2019	98%
September 2019	98%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.7988 and $0.1678 for the dividend paid December 20, 2018.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

INTCEN-ANN-1119
1.859208.111

Item 2.

Code of Ethics

As of the end of the period, September 30, 2019, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Communication Services Central Fund, Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity International Equity Central Fund, Fidelity Materials Central Fund, Fidelity Real Estate Equity Central Fund and Fidelity Utilities Central Fund (the “Funds”):

Services Billed by Deloitte Entities

September 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Communication Services Central Fund	$45,000	$100	$6,000	$1,100
Fidelity Consumer Discretionary Central Fund	$45,000	$100	$6,000	$1,100
Fidelity Consumer Staples Central Fund	$45,000	$100	$6,000	$1,100
Fidelity Emerging Markets Equity Central Fund	$44,000	$100	$6,300	$1,200
Fidelity Energy Central Fund	$48,000	$100	$7,100	$1,200
Fidelity Financials Central Fund	$48,000	$100	$6,700	$1,200
Fidelity Floating Rate Central Fund	$79,000	$100	$6,300	$2,100
Fidelity Health Care Central Fund	$47,000	$100	$6,000	$1,100
Fidelity Industrials Central Fund	$46,000	$100	$6,000	$1,100
Fidelity Information Technology Central Fund	$58,000	$100	$6,000	$1,400
Fidelity International Equity Central Fund	$49,000	$100	$6,400	$1,300
Fidelity Materials Central Fund	$45,000	$100	$6,200	$1,100
Fidelity Real Estate Equity Central Fund	$41,000	$100	$5,700	$1,100
Fidelity Utilities Central Fund	$45,000	$100	$6,200	$1,100

September 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Communication Services Central Fund	$40,000	$100	$6,000	$1,200
Fidelity Consumer Discretionary Central Fund	$40,000	$100	$6,000	$1,200
Fidelity Consumer Staples Central Fund	$40,000	$100	$6,000	$1,200
Fidelity Emerging Markets Equity Central Fund	$45,000	$100	$6,300	$1,300
Fidelity Energy Central Fund	$42,000	$100	$7,100	$1,300
Fidelity Financials Central Fund	$43,000	$100	$6,900	$1,300
Fidelity Floating Rate Central Fund	$82,000	$100	$6,300	$2,300
Fidelity Health Care Central Fund	$42,000	$100	$6,000	$1,200
Fidelity Industrials Central Fund	$41,000	$100	$6,000	$1,200
Fidelity Information Technology Central Fund	$54,000	$100	$6,000	$1,500
Fidelity International Equity Central Fund	$50,000	$100	$6,400	$1,400
Fidelity Materials Central Fund	$40,000	$100	$6,000	$1,200
Fidelity Real Estate Equity Central Fund	$41,000	$100	$6,000	$1,200
Fidelity Utilities Central Fund	$40,000	$100	$6,000	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2019A	September 30, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2019A	September 30, 2018A
Deloitte Entities	$675,000	$585,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 26, 2019